UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: September 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2008

Single Sector Fixed Income
Emerging Markets Debt
High Yield
Investment Grade Credit
Local Emerging Markets Debt
U.S. Mortgages

Goldman Sachs Single Sector Fixed Income Funds

■	GOLDMAN SACHS EMERGING MARKETS DEBT FUND

■	GOLDMAN SACHS HIGH YIELD FUND

■	GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

■	GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

■	GOLDMAN SACHS U.S. MORTGAGES FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	3
Letters to Shareholders and Performance Summaries	4
Schedules of Investments	26
Financial Statements	64
Notes to the Financial Statements	72
Financial Highlights	90
Other Information	100

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The Emerging Markets Debt Fund invests primarily in fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The majority of the countries in which the Fund invests have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities of emerging countries are less liquid and are subject to greater price volatility and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. The Fund may concentrate its investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

The High Yield Fund invests primarily in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities including credit, liquidity and interest rate risk. The Fund invests in high yield, fixed income securities that, at the time of purchase, are non-investment grade. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers who are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Investment Grade Credit Fund invests primarily in investment grade fixed income securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Local Emerging Markets Debt Fund invests primarily in sovereign and corporate debt of issuers located in emerging countries where such debt securities are denominated in the local currency of such emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The majority of the countries in which the Fund invests have sovereign ratings that are below investment grade or are unrated. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities of emerging countries are less liquid and are subject to greater price volatility and will be subject to the risks of currency fluctuations and sudden economic or political developments. Since the Fund may invest in non-investment

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

grade fixed income securities and emerging country issuers, it especially will be subject to the risk that the liquidity of particular portfolio securities will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. The Fund is also subject to the risk that the issuers of sovereign debt or the government authorities that control the payment of debt may be unable or unwilling to repay principal or interest when due. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

The U.S. Mortgages Fund invests primarily in securities representing direct or indirect interests in or that are collateralized by mortgage-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s investment in mortgage-backed securities (MBS) is subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. This risk may result in greater share price volatility than a fixed income fund not invested in MBS. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, option on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■ Assess relative value among securities and sectors

■ Leverage the vast resources of GSAM in selecting securities for each portfolio

■ Team approach to decision making

■ Manage risk by avoiding significant sector and interest rate bets

■ Careful management of yield curve strategies — while closely managing portfolio duration

                               Fixed Income portfolios that:

    ■ Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

    ■ Capitalize on GSAM’s industry-renowned credit research capabilities

    ■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO RESULTS

Emerging Markets Debt Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Emerging Markets Debt Fund (the “Fund”) during the six-month reporting period that ended September 30, 2008.

Performance Review

Over the six-month period that ended September 30, 2008, the Fund’s Class A, Class C and Institutional Shares generated cumulative total returns, without sales charges, of –7.55%, –7.92% and –7.47%, respectively. These returns compare to the –5.88% cumulative total return of the Fund’s benchmark, the J.P. Morgan EMBI Global Diversified Index (with dividends reinvested), over the same time period.

The Fund posted a negative return during the reporting period and underperformed its benchmark. This was largely due to the selection of certain external and local market debt securities. Slightly offsetting this was the Fund’s underweight country exposure to select countries.

Market Review

The JP Morgan EMBI Global Diversified Index returned –5.88% over the six month period ended September 30, 2008. Emerging market spreads widened 116 basis points versus U.S. Treasuries to close the period at 449 basis points. Emerging markets debt came under a lot of pressure during the six months reporting period as deleveraging continued in the midst of the escalating global credit crisis. A series of unprecedented and industry-changing events occurred toward the end of the period that spread fear and shock throughout global financial markets, causing an extreme flight to quality. To list just a few events: Fannie Mae and Freddie Mac entered conservatorship, Lehman Brothers filed for bankruptcy, AIG was rescued by the Federal Reserve Board (the “Fed”), Merrill Lynch agreed to merge with Bank of America, Morgan Stanley and Goldman Sachs were converted into bank holding companies, Washington Mutual filed for bankruptcy and was later acquired by JP Morgan, Wachovia’s banking operations were acquired by Well Fargo and several major European banks were rescued by large monetary injections from both the public and private sectors. In light of these events, investors became extremely risk averse, leading to a broad and indiscriminate sell-off of riskier assets, including emerging markets debt.

INVESTMENT OBJECTIVE

The Fund seeks a high level of total return consisting of income and capital appreciation.

PORTFOLIO RESULTS

Factors Affecting Performance

In terms of county exposure relative to the benchmark, the Fund’s underweight to Venezuela contributed positively to performance as it underperformed the benchmark. This was offset by the Fund’s overweight to Argentina, which detracted from performance. Security selection of Argentine local debt was the primary detractor from excess returns for the period while Hungarian local debt modestly contributed to performance. In the hard currency (U.S. dollar denominated) debt space, the main contributor to performance was security selection of Venezuelan bonds while the primary detractor was security selection of Indonesian and Russian bonds. The Fund’s active currency strategy had a negative impact on performance, especially its exposure to currencies in Latin America and its underweight exposure to the U.S. dollar as the value of the U.S. dollar appreciated 10.6% over the reporting period. However, this was slightly offset by the momentum factor in our active currency strategy. Momentum is one of the ways we seek to manage risk within our active currency strategy; it is meant to capitalize on medium-term persistence that currencies have historically exhibited. By persistence, we’re referring to the trend that past currency return patterns may potentially indicate their future movements. During the reporting period, the Fund’s portfolio benefited from being positioned to take advantage of this persistence. In short, we generally overweighted currencies that had been doing well and underweighted those currencies that have been doing poorly.

Outlook

Fundamentally, we continue to see a favorable policy environment for emerging market debt, due to supportive governmental macroeconomic stabilization programs and improved debt management efforts. We believe these should help buffer the challenges associated with significant global growth deceleration and a decline in capital flows. We believe that the long term technical picture also shines favorably on the asset class. For example, strategic inflows remain strong as investor demand is high and broadening, while net supply remains favorable as emerging market countries are paying down more debt than they are issuing. We continue to have confidence in the asset class despite recent spread widening. Fundamentally, countries continue to benefit from strong balance sheets and the asset class remains structurally sound. Increased volatility in emerging market debt is not uncommon in times of global risk aversion, where all spread sectors are affected. We believe that certain securities have become attractively valued in the near term but we continue to be cognizant of market events and will prudently add or decrease exposure to the emerging market debt asset class based on fundamental valuations and/or market technicals.

Since the conclusion of the reporting period ended September 30, 2008, we have continued to experience periods of extreme volatility in the financial markets. In particular, continued deleveraging, a lack of liquidity and uncertainty regarding the economy have led to increased investor risk aversion. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Fixed Income Investment Management Team

October 20, 2008

FUND BASICS

Emerging Markets Debt Fund
as of September 30, 2008

PERFORMANCE REVIEW

April 1, 2008–	Fund Total Return	J.P. Morgan EMBI Global	30-Day
September 30, 2008	(based on NAV1)	Diversified Index[2]	Standardized Yield[3]

Class A	-7.55%	-5.88%	7.31%
Class C	-7.92	-5.88	6.87
Institutional	-7.47	-5.88	8.04

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The J.P. Morgan EMBI Global Diversified Index is an unmanaged index of debt instruments of 31 emerging countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/08	One Year	Five Years	Since Inception	Inception Date

Class A	-10.13%	7.70%	8.11%	8/29/03
Class C	-7.66	N/A	0.20	9/29/06
Institutional	-5.69	9.09	9.49	8/29/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.22%	1.36%
Class C	1.97	2.11
Institutional	0.88	1.02

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP 10 COUNTRY ALLOCATION6

	Percentage of Net Assets

	as of 9/30/08	as of 3/31/08

Russia	10.1%	7.4%
Turkey	8.4	7.1
Argentina	7.5	8.3
Brazil	7.5	4.8
Mexico	5.8	6.0
Philippines	5.8	5.0
Indonesia	5.7	4.7
Venezuela	4.7	4.6
Colombia	4.4	—
Uruguay	4.0	4.8

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

PORTFOLIO RESULTS

High Yield Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs High Yield Fund (the “Fund”) during the six-month reporting period that ended September 30, 2008.

Performance Review

Over the six-month period that ended September 30, 2008, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of −6.52%, −6.88%, −6.88%, −6.50%, −6.61%, −6.55% and −6.64%, respectively. These returns compared to the −6.77% cumulative total return of the Fund’s benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index −2% Issuer Capped (with dividends reinvested), over the same time period.

The high yield market has been very challenging since the collapse of Lehman Brothers in September. The Fund performed largely in line with its benchmark given the contributions from its underweights to Finance and Automotives, which offset its overweight to Europe which underperformed.

Market Review

Volatile equity markets and continued negative news from financials weighed on the sentiment in high yield over the six month period that ended September 30, 2008. Specifically, Lehman Brothers’ bankruptcy on September 15 triggered the demise of several financial institutions in the U.S. and Europe, resulting in severe turmoil in the financial markets.

Risky assets such as high yield bonds and equities plunged in the last two weeks of September with the higher-risk CCC-rated bonds hardest hit, returning −8.5% over the last six months. The Automotives sector fell over 23%, led by the drop of GMAC bonds. Its bonds weakened significantly due to liquidity concerns surrounding the finance company’s ability to fund itself in the asset-backed market. The recession in Gaming persisted as that sector came under additional pressure due to weak Las Vegas attendance numbers and company results.

As is typical in times of distress, single-B rated bond spreads widened meaningfully and ended the reporting period more than 1,000 basis points over Treasuries. They have since widened further to almost 1450 basis points in October. Investors’ fear that annual defaults could surge over the next several years, with recently issued aggressively structured leveraged buyouts particularly vulnerable to restructuring.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.

PORTFOLIO RESULTS

Investment Strategies

In seeking to meet the Fund’s investment objective, we invest, under normal circumstances, at least 80% of the Fund’s net assets plus any borrowings for investment purposes in high yield, fixed income securities that, at the time of purchase, are non-investment grade. The Fund may invest in obligations of domestic and foreign issuers, which are denominated in currencies other than the U.S. dollar. The Fund typically uses currency forwards for the purpose of hedging currency exposure.

Factors Affecting Performance

As discussed, the Fund’s European exposure negatively impacted its performance, as Europe failed to perform as well as the broader U.S. high yield market. The Fund’s underweight to higher quality BB bonds also detracted from performance as investors’ flight-to-quality put pressure on riskier companies. Performance benefited, however, from the Fund’s continued underweight to Automotive and Financials.

Outlook

Since the collapse of Lehman Brothers, there has been a severe repricing of credit risk. Today, the high yield market yields over 18% and nearly half of the bonds are trading at distressed levels. The market is pricing defaults spiking to 15% annually in the next several years. Historically, these types of market conditions provide investors, who can withstand the volatility, with attractive medium-term return opportunities.

Since the conclusion of the reporting period ended September 30, 2008, we have continued to experience periods of extreme volatility in the financial markets. In particular, continued deleveraging, a lack of liquidity and uncertainty regarding the economy have led to increased investor risk aversion. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs High Yield Investment Management Team

October 27, 2008

FUND BASICS

High Yield Fund
as of September 30, 2008

PERFORMANCE REVIEW

		Lehman Brothers
		U.S. Corporate
	Fund Total Return	High Yield Bond Index	30-Day
April 1, 2008–September 30, 2008	(based on NAV)[1]	2% Issuer Capped[2]	Standardized Yield[3]

Class A	-6.52%	-6.77%	9.78%
Class B	-6.88	-6.77	9.43
Class C	-6.88	-6.77	9.43
Institutional	-6.50	-6.77	10.64
Service	-6.61	-6.77	10.08
Class IR	-6.55	-6.77	10.52
Class R	-6.64	-6.77	10.01

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers U.S. Corporate High Yield Bond Index−2% Issuer Capped, an unmanaged index, covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-16.24%	3.52%	4.72%	4.42%	8/1/97
Class B	-17.34	3.26	4.41	4.06	8/1/97
Class C	-13.86	3.69	4.43	4.10	8/15/97
Institutional	-12.15	4.82	5.59	5.23	8/1/97
Service	-12.49	4.31	5.05	4.70	8/1/97
Class IR	N/A	N/A	N/A	-10.62	11/30/07
Class R	N/A	N/A	N/A	-10.86	11/30/07

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.08%	1.09%
Class B	1.83	1.84
Class C	1.83	1.84
Institutional	0.74	0.75
Service	1.24	1.25
Class IR	0.83	0.84
Class R	1.33	1.34

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 ISSUERS AS OF 9/30/086

Company	% of Net Assets	Line of Business

HCA	1.8%	Health Care–Services
Ford	1.7	Automotive
MGM Mirage	1.3	Gaming
Chesapeake Energy	1.1	Energy–Exploration & Production
Rexnord	1.1	Capital Goods
Sungard Data	1.1	Technology–Software/Services
Cablevision	1.0	Media–Cable
Sprint Nextel	0.9	Telecommunications–Cellular
Nielsen	0.9	Publishing
NRG Energy	0.9	Utilities–Electric

[6]	The top 10 issuers may not be representative of the Fund’s future investments.

TOP 10 INDUSTRY ALLOCATION7

	Percentage of Net Assets
	as of 9/30/08	as of 3/31/08

Gaming	4.9%	6.5%
Health Care–Services	4.2	4.1
Chemicals	3.9	4.6
Utilities–Electric	3.9	3.9
Packaging	3.6	4.2
Telecommunications–Cellular	3.5	3.3
Energy–Exploration & Production	3.1	2.8
Media–Cable	3.0	3.0
Building Materials	2.7	3.1
Publishing	2.5	3.7

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

PORTFOLIO RESULTS

Investment Grade Credit Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Investment Grade Credit Fund (the “Fund”) during the six-month reporting period that ended September 30, 2008.

Performance Review

Over the six-month period that ended September 30, 2008, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of – 8.47%, – 8.39% and – 8.27%, respectively. These returns compare to the – 7.23% cumulative total return of the Fund’s benchmark, the Lehman Brothers U.S. Credit Index (with dividends reinvested), over the same time period.

The Fund underperformed its benchmark during the reporting period. This was, in part, due to our corporate security selection strategy during the third quarter, led by underperformance of our financial holdings. A lack of liquidity in the credit market and solvency issues led to back-to-back events of the Lehman Brothers bankruptcy, AIG bailout and Washington Mutual failure, resulting in a further decline in financials. Positioning to be overweight insurance and banks within the corporate sector relative to the benchmark also negatively affected returns. Additionally, the Fund’s mortgage selection strategy underperformed. This was mainly driven by continued turmoil in the U.S. housing market, as well as the sustained deleveraging from the financial sector. Losses were partially offset by gains in our duration strategy which outperformed early in the period, driven by our U.S. curve steepener position.

Market Review

Over the six-month reporting period, corporate credit experienced one of the worst periods in the history of the asset class as the credit crunch turned into a full-blown financial crisis, reshaping the banking landscape and leaving investors concerned of a global recession.

The macro-economic picture for developed economies continued to deteriorate as U.S. consumer demand and exports to the U.S. slowed and countries started to deleverage their local economies. The Federal Reserve Board (the “Fed”) held short-term interest rates steady at 2% through September 2008 to ease inflationary pressures. Elsewhere, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and developed a $700 billion plan to rescue banks with exposure to illiquid assets. Additionally, the Treasury yield curve steepened over the period. The slower global growth outlook and easing of inflationary pressures towards the end of the period saw the market price in monetary policy easing by the Fed. In early October, after the reporting period ended, the Fed lowered short-term rates from 2.0% to 1.5%. Treasuries at the short end of the curve rallied sharply towards through September as concerns about financial failures and a slowdown in global growth overshadowed actions taken by the Fed and Treasury to restore market confidence.

After falling from earlier record wide levels, credit spreads initially moved wider during the reporting period, primarily driven by volatility in oil prices and uncertainty about the outlook within the financial sector. As the period progressed, credit continued to underperform, driven by poor technicals, negative company specific headlines and

PORTFOLIO RESULTS

generally light summer volumes. A lack of liquidity continued to be a pressing theme. September saw the virtual collapse of the existing financial system and unprecedented government intervention from countries across the world, led by the U.S. During the month of September we experienced these major events: (1) the failure and default of several large organizations, (2) the support of several large systemically important institutions, (3) the initial failure of the U.S. rescue package, (4) a large amount of capital raising by major U.S. financial companies, (5) amendments to certain U.S. tax rules, (6) guarantees of deposits and/or debt by sovereigns in Europe and (7) a wave of consolidation among financial companies in the U.S. and elsewhere.

Headlines primarily drove price action in the credit markets, but concerns remain about how much capital is still needed to offset losses, as well as how financials will be able to access non-government funding in the longer term. Meanwhile, the U.S. government was focused on quickly passing legislation to stop a full-scale meltdown of the financial system. As mentioned, the $700 billion bailout package initially failed in the House of Representatives on Sept 29th, sending the markets reeling and leaving the credit markets in limbo at the end of the reporting period. A revised bailout package was subsequently approved by Congress in early October.

INVESTMENT OBJECTIVE

The Fund seeks a high level total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers U.S. Credit Index

Factors Affecting Performance

In terms of sector positioning, the Fund had overweights in financials, media-cable and pipelines, while holding underweights in consumer products, retail and pharmaceuticals. The Fund maintained a down-in-quality bias, reflected in its overweight to BBB-rated bonds. We generally avoided bond issuers with exposure to a cyclical economic slowdown, particularly retailers, as we believed they faced narrowing margin pressures as a result of a global growth slowdown and the recent rapid contraction in lending. Within financials, we added exposure based on attractive valuation, focusing primarily large, blue chip, well-diversified institutions. We felt there was a backstop from the government which could help debt holders should one of these institutions fail.

Outlook

After the dramatic events of September, we are cautious on investment grade corporate credit due to systemic issues including the uncertainty surrounding funding and the ultimate effectiveness of the Troubled Asset Relief Program (TARP). We are currently targeting a neutral sector risk position. As roughly half of the investment grade credit market is comprised of financials, the distress of many of those institutions and the lack of clarity regarding their exposure to the more toxic securities could weigh heavily on market returns. We think governments across the globe will continue to intervene to stabilize the markets but we do not think this will be a panacea. We would, therefore, expect additional financial failures to take place because there are number of firms that are legitimately insolvent. In terms of credit default rates, we expect them to increase markedly as we go into the first half of 2009. Assets are currently priced for extreme tail risk (i.e. for Lehman

PORTFOLIO RESULTS

Brothers or Washington Mutual type events of default). The financials are now in a slow process of balance sheet repair and delevering, which we expect to continue for the next two years. In the non-financial investment grade universe, we also anticipate defaults to start to increase through 2009, as weaker companies are unable to raise new debt and face the impact of economic slowdown on their balance sheets. Companies that are reliant on consumer spending are likely to be the first and potentially hardest hit. Therefore, in general, we would avoid all but the highest quality of those companies.

We expect the massive policy response to succeed in restoring liquidity to the credit markets, but we also believe the deepening of the credit crisis that occurred in September and thus far in October will have a profoundly negative effect on consumer and business confidence. We feel there will be large dispersion between performance of winners and losers within the investment grade credit market and remain focused on bottom-up selection as the cornerstone of added value over the medium-to long-term.

Since the conclusion of the reporting period ended September 30, 2008, we have continued to experience periods of extreme volatility in the financial markets. In particular, continued deleveraging, a lack of liquidity and uncertainty regarding the economy have led to increased investor risk aversion. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

October 23, 2008

FUND BASICS

Investment Grade Credit Fund
as of September 30, 2008

PERFORMANCE REVIEW

April 1, 2008–	Fund Total Return	Lehman Brothers	30-Day
September 30, 2008	(based on NAV)[1]	U.S. Credit Index[2]	Standardized Yield[3]

Class A	-8.47%	-7.23%	6.18%
Institutional	-8.39	-7.23	6.88
Separate Account Institutional	-8.27	-7.23	6.93

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers U.S. Credit Index is an unmanaged index which is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and Non-U.S. corporations) and non-corporates (sovereign, supranational, foreign agencies, and foreign local governments). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/08	One Year	Since Inception	Inception Date

Class A	-12.42%	0.48%	11/3/03
Institutional	-8.00	1.84	11/3/03
Separate Account Institutional	-7.87	1.89	11/3/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares. Because Institutional and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.76%	0.95%
Institutional	0.40	0.61
Separate Account Institutional	0.35	0.56

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS6

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets (excluding securities lending collateral, if any). Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Please refer to the table below for Top Ten Industry Allocations in the Corporate Bond sector.

TOP TEN INDUSTRY ALLOCATION

Percentage of Net Assets	as of 9/30/08	as of 3/31/08

Insurance	14.4%	15.5%
Banks	14.0	19.7
Real Estate Investment Trusts	11.7	11.4
Natural Gas	6.2	6.1
Financial	5.4	6.0
Media	5.2	3.3
Brokerage	4.7	8.1
Energy	4.6	3.6
Communications	3.9	4.2
Electric	3.3	3.7

PORTFOLIO RESULTS

Local Emerging Markets Debt Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Local Emerging Markets Debt Fund (the “Fund”) during the six-month reporting period that ended September 30, 2008.

Performance Review

Over the six-month period that ended September 30, 2008, the Fund’s Class A, Class C and Institutional Shares generated cumulative total returns, without sales charges, of –7.38%, –7.73% and –7.22%, respectively. These returns compare to the –2.36% cumulative total return of the Fund’s reference benchmark, the JPMorgan Government Bond Index — Emerging Markets Global Diversified Index (with dividends reinvested), over the same time period.

The Fund posted a negative return during the reporting period and underperformed its benchmark. The major detractors to performance included the Fund’s positioning of the U.S. dollar, while the contributors to performance included factors in the active currency strategy.

Market Review

JPMorgan Government Bond Index — Emerging Markets Global Diversified Index returned –2.36% over the six month period ended September 30, 2008. Like many other asset classes, emerging markets local debt did not escape unharmed from the volatility triggered by the ongoing global financial crisis. In general, emerging markets local debt has came under a lot of pressure as deleveraging continued in the midst of the escalating global credit crisis. A series of unprecedented and industry-changing events occurred toward the end of the reporting period that spread fear and shock throughout global financial markets, causing an extreme flight to quality. To list just a few events: Fannie Mae and Freddie Mac entered conservatorship, Lehman Brothers filed for bankruptcy, AIG was rescued by the Federal Reserve Board (the “Fed”), Merrill Lynch agreed to merge with Bank of America, Morgan Stanley and Goldman Sachs were converted into bank holding companies, Washington Mutual filed for bankruptcy and was later acquired by JP Morgan, Wachovia’s banking operations were acquired by Wells Fargo, and several major European banks were rescued by large monetary injections from both the public and private sectors. In light of these events, the emerging markets local debt performed poorly as there was an indiscriminate and broad sell-off of risky assets and investors were extremely risk averse during this financial crisis.

INVESTMENT OBJECTIVE

The Fund seeks a high level of total return consisting of income and capital appreciation.

Factors Affecting Performance

On a total return basis, contributors to performance included the Fund’s momentum factor in the active currency strategy, active currency exposure to currencies in emerging Europe and security selection of Colombian local market debt.

PORTFOLIO RESULTS

The momentum factor is one of the ways we seek to manage risk within our active currency strategy; it is meant to capitalize on medium-term persistence that currencies have historically exhibited. By persistence, we’re referring to the trend that past currency return patterns may potentially indicate their future movements. During the reporting period, the Fund’s portfolio benefited from being positioned to take advantage of this persistence. In short, we generally overweighted currencies that had been doing well and underweighted those currencies that have been doing poorly.

Detractors from performance included the Fund’s underweight exposure to the U.S. dollar, as the value of the U.S. dollar appreciated over the reporting period. In addition, the Fund’s overweight exposure to currencies with high interest rates and security selection of local market debt in Brazil and Indonesia was detrimental to performance.

Outlook

Despite the recent poor performance, we continue to have a positive outlook on the emerging local debt market asset class. Local markets have dramatically transformed in the last few years. This market has deepened and become more liquid, the investor base has grown and is more diversified and emerging market economies have undergone structural changes that promote macroeconomic stability and active debt management. Inflows to this assets class are consistent and stem from strategic investors. We think that these trends are enduring and should or can persist in the future.

There are two sources of potential positive performance that come from investing in emerging local market debt. The first source is expected foreign currency appreciation. We think that emerging market currencies are supported by current account surpluses and strong growth rates, which are not easily undermined and anchor valuations over the medium term. The second source is interest rate convergence. We believe that interest rates of emerging economies will decline due to falling inflation rates and less sovereign risks. Emerging market external spreads have already tightened dramatically over the last ten years and we expect local emerging market yields to follow this trend.

Since the conclusion of the reporting period ended September 30, 2008, we have continued to experience periods of extreme volatility in the financial markets. In particular, continued deleveraging, a lack of liquidity and uncertainty regarding the economy have led to increased investor risk aversion. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Fixed Income Investment Management Team

October 20, 2008

FUND BASICS

Local Emerging Markets Debt Fund
as of September 30, 2008

PERFORMANCE REVIEW

April 1, 2008–	Fund Total Return	J.P. Morgan GBI EM 30-Day	30-Day
September 30, 2008	(based on NAV1)	Global Diversified Index[2]	Standardized Yield[3]

Class A	-7.38%	-2.36%	7.63%
Class C	-7.73	-2.36	7.24
Institutional	-7.22	-2.36	8.47

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The J.P. Morgan GBI EM Global Diversified Index is an unmanaged index of debt instruments of 14 Emerging Countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ending 9/30/08	One Year	Since Inception	Inception Date

Class A	N/A	-12.36%	2/15/08
Class C	N/A	-8.65	2/15/08
Institutional	N/A	-8.04	2/15/08

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	2.98%
Class C	2.10	3.73
Institutional	1.01	2.64

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

TOP 10 COUNTRY ALLOCATION6

	Percentage of Net Assets

	as of 9/30/08	as of 3/31/08

United States[7]	28.9%	36.9%
Turkey	8.3	4.8
Nigeria	8.1	0.0
Hungary	7.4	6.3
Indonesia	6.7	2.9
Peru	6.6	3.7
Russia	6.5	4.3
Mexico	6.4	5.1
Poland	4.8	4.2
Egypt	4.2	1.8

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

[7]	Includes 28.9%, as of 9/30/08, and 36.9%, as of 3/31/08, of short-term investments. Short-term investments include repurchase agreements.

PORTFOLIO RESULTS

U.S. Mortgages Fund

Dear Shareholder,

This report provides an overview on the performance of the Goldman Sachs U.S. Mortgages Fund (the “Fund”) during the six-month reporting period that ended September 30, 2008.

Performance Review

Over the six-month period that ended September 30, 2008, the Fund’s Class A, Institutional and Separate Account Institutional Shares generated cumulative total returns, without sales charges, of –1.43%, –1.25% and –1.23%, respectively. These returns compare to the 0.50% cumulative total return of the Fund’s benchmark, the Lehman Brothers Securitized Index (with dividends reinvested), over the same time period.

Our security selection of non-agency-backed adjustable-rate mortgages (ARMs) was the largest detractor from the Fund’s performance versus the benchmark during the reporting period. Despite their seniority in the capital structure and substantial amount of credit enhancement, these securities sold off significantly due to the slowdown in the housing market, illiquidity and forced selling of high quality assets by leveraged investors. Another detractor was our security selection of mortgage-related asset-backed securities. Overall, the Fund’s term structure positioning (i.e. its positioning relative to our interest rate expectations) had a modestly positive impact on performance over the last six months.

Market Review

During the reporting period, the global financial crisis reached historic proportions, rapidly spreading to the overall economy, prompting a historic response from policymakers. The month of September proved to be a turning point for the global financial markets. During September, the U.S. government seized mortgage giants Fannie Mae and Freddie Mac, helped to keep American International Group (AIG) solvent, provided insurance for money market funds, passed the $700 billion Troubled Asset Recovery Program (TARP) and created a program through which the Federal Reserve Board (the “Fed”) will purchase commercial paper outright, among many other measures. Arguably the most pivotal event, the Lehman Brothers bankruptcy filing, led to historically wide spreads in the corporate sector, with the financial sub-sector leading the way. Yields on U.S. Treasuries rose during the six-month period, as rising food and energy prices triggered inflation fears. With the exception of the mortgage sector, spread sectors experienced a dramatic widening as the financial system was shaken to its core.

Looking back, after improving in April, market sentiment took a turn for the worse in May and June, putting renewed pressure on all risky assets. A number of factors weighed on the mortgage market in the latter part of the second quarter, including renewed macroeconomic concerns, continued declines in home prices, weakening in the broader financial system and quarter-end balance sheet pressures. Non-agency mortgage spreads finished the second quarter tighter, as the sector rallied in April and May in response to improved financing and liquidity conditions. After reaching historic wide levels in August, agency mortgage spreads tightened significantly in response to the government’s takeover of the government-sponsored enterprises (GSEs) on September 7. Agency mortgage passthrough spreads rallied close to 50 basis points the day following the announcement. However, spreads then reversed course, moving wider toward the end of the third quarter, as extreme stress in money markets and heightened liquidity concerns weighed on the market.

PORTFOLIO RESULTS

As the third quarter came to a close, fundamentals in the housing market continued to deteriorate, with the S&P/Case-Shiller housing indices reaching record annual declines, but with some signs of a slowdown in the quarterly rates of decline. In addition, within the non-agency mortgage market, credit performance continued to deteriorate across sectors. Risk premiums in the non-agency mortgage market remained elevated and the outlook for the sector remained volatile due to a number of factors, including concerns around housing and economic conditions, ratings uncertainty and delinquency and performance trends.

We expect that US economic growth will be negative in the coming quarters. Inflation is in retreat with oil prices down more than 25% from the highs seen in July and inflation expectations likely to give way to deflation concerns as global growth slows. However, we do not see deflation as a significant threat, due largely to policymakers’ extraordinary response to the financial crisis.

INVESTMENT OBJECTIVE

The Fund seeks a high level of total return consisting of income and capital appreciation.

Factors Affecting Performance

A combination of top-down and bottom-up investment strategies impacted the Fund’s performance relative to its benchmark. At the security level, the primary detractor from performance, particularly over the latter half of the period, was the Fund’s holdings of high quality non-agency ARMs. While we are disappointed with Fund’s recent performance, we are confident in our positions, our process and our risk management. We believe that the Fund should continue to hold the non-agency ARM positions as these securities can offer a significant yield advantage and we feel they have the ability to recover in value during the intermediate- to long-term.

The Fund’s term structure positioning had a modestly positive impact on performance. Within our cross-sector strategies, we held an underweight commercial mortgage-backed security (CMBS) exposure due to negative market fundamentals. This benefited the Fund’s relative performance as the sector performed poorly versus Treasuries.

Outlook

Considering the severity of the financial crisis and the downturn in housing, U.S. economic growth has held up better than might have been expected thus far in 2008. Growth has been supported primarily by the strength of net exports and the surprising resilience of retail sales. However, we expect both of those sources of support to weaken in the coming months.

PORTFOLIO RESULTS

The government’s recent actions reinforce the credit of senior GSE debt. We believe this is a positive development for agency debentures and agency-guaranteed mortgage-backed securities (MBS). Despite an expected increase in supply, we believe the demand picture for agency MBS has improved due to increased GSE portfolio flexibility and an expected revival in overseas demand for agency MBS due to increased clarity in the relationship between GSEs and the U.S. Treasury. Additionally, the U.S. Treasury is available as the backstop (rather than the primary) buyer of agency MBS. We continue to believe there are attractive security selection opportunities within the sector. It is likely for principal prepayments to increase given our expectations for lower mortgage rates and increased refinancing options. The $700 billion TARP, in combination with the bailout of the GSEs in September, may shorten the time it will take for the U.S. housing market to stabilize. This could also reduce the probability of extreme negative housing scenarios through the reduction of mortgage rates and increased refinancing options for borrowers. However, much uncertainty remains surrounding the timing and implementation of the Treasury’s measures. Therefore, we expect to see ongoing volatility, particularly within the non-agency market, given heightened headline and liquidity concerns and overall shaken investor confidence. Nevertheless, we see attractive security selection opportunities in senior non-agency ARMs. We remain cautious on CMBS due to deteriorating fundamentals.

Since the conclusion of the reporting period ended September 30, 2008, we have continued to experience periods of extreme volatility in the financial markets. In particular, continued deleveraging, a lack of liquidity and uncertainty regarding the economy have led to increased investor risk aversion. Despite these challenges, we continue to follow our investment approach that includes actively managing the Fund’s portfolios within a research-intensive, risk-managed framework. We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

October 23, 2008

FUND BASICS

U.S. Mortgages Fund
as of September 30, 2008

PERFORMANCE REVIEW

April 1, 2008–	Fund Total Return	Lehman Brothers	30-Day
September 30, 2008	(based on NAV)[1]	Securitized Index[2]	Standardized Yield[3]

Class A	-1.43%	0.50%	4.73%
Institutional	-1.25	0.50	5.33
Separate Account Institutional	-1.23	0.50	5.38

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Lehman Brothers Securitized Index is an unmanaged composite of asset-backed securities, collateralized mortgage-backed securities and fixed rate mortgage-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/08	One Year	Since Inception	Inception Date

Class A	-6.00%	1.96%	11/3/03
Institutional	-1.28	3.32	11/3/03
Separate Account Institutional	-1.13	3.38	11/3/03

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares. Because Institutional and Separate Account Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.76%	0.91%
Institutional	0.40	0.57
Separate Account Institutional	0.35	0.52

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATIONS6

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets (excluding securities lending collateral, if any). Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	Federal Agencies are mortgage-backed securities that consist of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments
September 30, 2008 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Sovereign Debt Obligations – 77.4%

Argentina – 7.5%
Republic of Argentina (B-)(a)
ARS 2,594,832	2.000%		01/03/10	$785,666
Republic of Argentina (B)
$3,330,000	7.000		03/28/11	2,490,932
9,960,000	7.000		10/03/15	5,717,040
ARS 3,673,355	2.000	(a)	01/03/16	814,555
EUR 645,640	1.200	(b)	12/31/38	199,965
$1,530,000	1.330	(b)	12/31/38	377,145
Republic of Argentina (B/B3)(a)
6,462,500	3.127		08/03/12	4,658,647

				15,043,950

Brazil – 4.5%
Federal Republic of Brazil (BBB-/Ba1)
2,970,000	6.000		01/17/17	2,866,050
4,640,000	8.250		01/20/34	5,254,800
1,000,000	7.125		01/20/37	1,030,000

				9,150,850

Bulgaria – 0.6%
Republic of Bulgaria (BBB+/Baa3)
1,180,000	8.250		01/15/15	1,292,100

Colombia – 3.7%
Republic of Colombia (BBB-/Ba1)
1,170,000	6.364	(a)	03/17/13	1,199,250
3,500,000	7.375		01/27/17	3,640,000
830,000	8.375		02/15/27	921,300
1,690,000	7.375		09/18/37	1,690,000

				7,450,550

Dominican Republic – 1.7%
Dominican Republic (B+/B2)
3,653,824	9.040		01/23/18	3,443,729

Ecuador(b) – 1.2%
Republic of Ecuador (B-/B3)
3,475,000	10.000		08/15/30	2,502,000

El Salvador – 1.1%
Republic of El Salvador (BB+/Baa3)
2,170,000	8.250		04/10/32	2,148,300

Gabon(c) – 0.8%
Republic of Gabonese (BB-)
1,680,000	8.200		12/12/17	1,528,800

Georgia – 0.3%
Republic of Georgia (B)
570,000	7.500		04/15/13	501,600

Ghana – 0.3%
Republic of Ghana (B+)
780,000	8.500		10/04/17	686,400

Hungary – 1.8%
Hungary Government Bond (BBB+/A2)
HUF 720,260,000	6.500		06/24/19	3,683,110

Indonesia – 3.6%
Republic of Indonesia (BB-/Ba3)
1,080,000	7.500		01/15/16	1,031,400
600,000	6.625	(c)	02/17/37	462,000
680,000	7.750		01/17/38	595,000
5,890,000	7.750	(c)	01/17/38	5,153,750

				7,242,150

Iraq – 1.1%
Republic of Iraq
3,290,000	5.800		01/15/28	2,154,950

Israel – 0.2%
State of Israel (A/A1)
400,000	5.125		03/01/14	404,982

Jamaica – 0.2%
Government of Jamaica (B)
440,000	8.000		06/24/19	402,600

Korea – 0.6%
Republic of Korea (A/A2)
1,280,000	5.625		11/03/25	1,172,066

Lebanon – 2.5%
Republic of Lebanon MTN (B-/B3)
190,000	10.250		10/06/09	195,700
Republic of Lebanon MTN (B-)
2,690,000	6.109	(a)	11/30/09	2,629,475
2,831,000	4.000		12/31/17	2,208,180

				5,033,355

Malaysia – 1.9%
Malaysia (A-/A3)
3,520,000	7.500		07/15/11	3,859,843

Mexico – 5.8%
Mexican Fixed Rate Bonds (A+/Baa1)
MXN 34,350,000	10.000		12/05/24	3,552,862
Mexican Udibonos (A+/Baa1)
23,674,875	3.500		12/14/17	2,085,902
United Mexican States (BBB+/Baa1)
$290,000	5.625		01/15/17	283,040
2,590,000	8.300		08/15/31	3,062,675
2,530,000	7.500		04/08/33	2,764,025

				11,748,504

Pakistan – 0.4%
Islamic Republic of Pakistan (CCC+/B2)
1,350,000	6.875	(c)	06/01/17	607,500
400,000	6.875		06/01/17	180,000

				787,500

Panama – 1.7%
Republic of Panama (BB+/Ba1)
200,000	9.375	(d)	04/01/29	248,000
3,372,000	6.700		01/26/36	3,152,820

				3,400,820

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – (continued)
Panama – (continued)

Peru – 2.5%
Republic of Peru (BBB-/Ba1)
	$3,095,000	8.375%		05/03/16	$3,419,975
	1,840,000	6.550		03/14/37	1,692,800

					5,112,775

Philippines – 5.8%
Republic of Philippines (B1)
	3,025,000	7.500		09/25/24	3,146,000
Republic of Philippines (BB-/B1)
	620,000	9.500	(d)	10/21/24	747,100
	5,980,000	10.625		03/16/25	7,893,600

					11,786,700

Russia(b) – 5.5%
Russian Federation (BBB+/Baa1)
	11,059,300	7.500		03/31/30	11,114,597

Serbia(b) – 0.7%
Republic of Serbia (BB-)
	1,710,000	3.750		11/01/24	1,410,750

South Africa – 1.0%
Republic of South Africa (BBB+/Baa1)
	180,000	6.500		06/02/14	176,400
	2,210,000	5.875		05/30/22	1,889,550

					2,065,950

Trinidad and Tobago – 1.4%
Trinidad & Tobago (A-/Baa1)
	2,540,000	5.875	(c)	05/17/27	2,501,900
	290,000	5.875		05/17/27	281,063

					2,782,963

Turkey – 8.4%
Republic of Turkey (BB-/Ba3)
	1,040,000	9.500		01/15/14	1,145,300
	6,810,000	6.750		04/03/18	6,367,350
	3,080,000	7.000		03/11/19	2,910,600
	3,320,000	7.375		02/05/25	3,129,100
	1,580,000	6.875		03/17/36	1,350,900
	2,440,000	7.250		03/05/38	2,122,800

					17,026,050

Ukraine – 3.5%
Ukraine Government (B+/B1)
	1,520,000	6.875		03/04/11	1,352,800
	1,000,000	6.385	(c)	06/26/12	847,890
	980,000	6.385		06/26/12	813,400
	3,800,000	7.650		06/11/13	3,268,000
	1,160,000	6.580		11/21/16	864,200

					7,146,290

Uruguay – 4.0%
Republic of Uruguay (BB/B1)
	6,109,587	8.000		11/18/22	6,048,491
	2,230,000	7.625		03/21/36	2,107,350

					8,155,841

Venezuela – 3.1%
Republic of Venezuela (BB-/B2)
	7,470,000	6.000		12/09/20	4,108,500
	1,140,000	9.000		05/07/23	769,500
	1,420,000	9.250		05/07/28	958,500
	600,000	9.375		01/13/34	408,000

					6,244,500

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $171,563,905)					$156,484,575

Corporate Obligations – 17.2%

Bermuda – 0.6%
Digicel Group Ltd. (Caa2)
	$1,490,000	8.875%		01/15/15	$1,192,000

Brazil – 1.1%
Companhia Energetica de Sao Paulo (Ba2)
	BRL 1,025,939	9.750		01/15/15	511,567
Independencia International Ltd. (B/B2)(c)
	$1,570,000	9.875		05/15/15	1,333,012
RBS – Zero Hora Editora Jornalistica SA (BB)(c)
	BRL 800,000	11.250		06/15/17	290,084

					2,134,663

Colombia(c) – 0.7%
EEB International Ltd. (BB)
	$690,000	8.750		10/31/14	690,000
TGI International Ltd. (BB)
	760,000	9.500		10/03/17	767,883

					1,457,883

Indonesia – 2.1%
Majapahit Holding BV (BB-/Ba3)
	3,490,000	7.750		10/17/16	3,071,200
	1,310,000	7.875	(c)	06/29/37	956,300
	360,000	7.875		06/29/37	262,800

					4,290,300

Ireland(c) – 0.9%
TransCapital Invest Ltd. for OJSC AK Transneft (BBB+/A2)
	1,270,000	8.700		08/07/18	1,055,827
VIP Finance Ireland Ltd. for OJSC Vimpel Communications (BB+/Ba2)
	1,180,000	9.125		04/30/18	837,800

					1,893,627

Israel(c) – 0.8%
Israel Electric Corp. Ltd. (BBB+/Baa2)
	1,660,000	7.250		01/15/19	1,638,839

Kazakhstan – 2.2%
CenterCredit International BV (Ba1)
KZT	232,000,000	8.250		09/30/11	1,431,920
Kazkommerts International BV (BB/Ba1)
	$600,000	7.875		04/07/14	354,000
KazMunaiGaz Finance Sub BV (BBB-/Baa1)(c)
	1,850,000	8.375		07/02/13	1,554,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Corporate Obligations – (continued)
Kazakhstan – (continued)

TuranAlem Finance BV (BB/Ba1)
	$450,000	4.166	(a)%	01/22/09	$405,000
	1,260,000	8.000		03/24/14	680,400

					4,425,320

Russia – 4.6%
Evraz Group SA (BB-/Ba3)(c)
	550,000	9.500		04/24/18	379,500
Gazprom OAO (BBB/A3)
	990,000	9.625		03/01/13	978,862
Gaz Capital SA (BBB/A3)(c)
	1,970,000	8.146		04/11/18	1,723,750
RSHB Capital SA for OJSC Russian Agricultural Bank (A3)(c)
	800,000	7.750		05/29/18	607,360
VTB Capital SA (BBB+/A2)(d)
	5,040,000	6.875		05/29/18	3,754,800
	2,470,000	6.875	(c)	05/29/18	1,840,150

					9,284,422

South Africa – 0.9%
Peermont Proprietary Global Ltd. (B/B3)
EUR	1,910,000	7.750		04/30/14	1,720,895

Trinidad and Tobago – 1.0%
Petroleum Co. of Trinidad & Tobago Ltd. (BBB+/Baa2)
	$1,030,000	6.000		05/08/22	963,956
National Gas Co. of Trinidad & Tobago Ltd. (BBB+/A3)(c)
	1,230,000	6.050		01/15/36	1,123,913

					2,087,869

Ukraine – 0.1%
Nak Naftogaz Ukrainy (B1)
	200,000	8.125		09/30/09	166,000

United Arab Emirates(a) – 0.6%
Jafz Sukuk Ltd. (A+/A1)
AED	5,400,000	3.291		11/27/12	1,250,344

Venezuela – 1.6%
Petroleos de Venezuela SA (BB-)
	$4,090,000	5.250		04/12/17	2,188,150
	2,100,000	5.375		04/12/27	945,000

					3,133,150

TOTAL CORPORATE OBLIGATIONS
(Cost $40,957,938)					$34,675,312

Credit Linked Notes(c)(e) – 1.9%

Brazil – 1.9%
Federal Republic of Brazil
BRL	2,700,000	6.000%		05/19/15	$2,166,215
	$443,768	6.000		05/16/17	424,908

BRL	1,000,000	6.000%		05/17/45	$1,208,200

					3,799,323

TOTAL CREDIT LINKED NOTES
(Cost $3,405,459)					$3,799,323

Structured Note(c)(f)(g) – 1.1%

Republic of Turkey
TRY	3,730,000	0.000%		04/14/10	$2,238,176

(Cost $2,363,156)

TOTAL INVESTMENTS – 97.6%
(Cost $218,290,458)					$197,197,386

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.4%					4,820,012

NET ASSETS – 100.0%					$202,017,398

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

(b)	Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2008.

(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt form registration. Total market value of Rule 144A securities amounts to $ 29,699,581, which represents approximately 14.7% of net assets as of September 30, 2008.

(d)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	The underlying security is issued by Barclays Bank PLC.

(f)	The underlying security is issued by Deutsche Bank Securities, Inc.

(g)	Security issued with zero coupon. Income is recognized through the accretion of discount.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
CETIP	—	Central of Custody and Settlement of Private Bonds
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium-Term Note

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At September 30, 2008, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign
Currency Contracts	Contract	Expiration	Value on	Current	Unrealized
with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Brazilian Real	Sale	11/04/08	$3,274,872	$2,769,763	$505,109
Euro	Sale	10/31/08	2,167,534	2,089,961	77,573
Hungarian Forint	Sale	10/16/08	4,002,490	3,817,255	185,235
Malaysian Ringgit	Sale	11/04/08	2,220,720	2,193,755	26,965
Mexican Peso	Sale	10/17/08	9,022,314	8,531,024	491,290
Taiwan Dollar	Sale	11/04/08	2,281,712	2,196,323	85,389

TOTAL					$1,371,561

Open Forward Foreign
Currency Contracts	Contract	Expiration	Value on	Current	Unrealized
with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Brazilian Real	Purchase	11/04/08	$2,309,600	$2,189,390	$(120,210)
Malaysian Ringgit	Purchase	11/04/08	2,319,896	2,193,755	(126,141)
Mexican Peso	Purchase	10/17/08	3,111,206	3,018,515	(92,691)
Taiwan Dollar	Purchase	11/04/08	2,337,088	2,196,323	(140,765)
Turkish Lira	Purchase	12/17/08	3,240,428	3,176,315	(64,113)
Turkish Lira	Sale	12/17/08	3,096,700	3,176,315	(79,615)
Yuan Renminbi	Purchase	11/04/08	2,529,788	2,476,065	(53,723)

TOTAL					$(677,258)

FUTURES CONTRACT — At September 30, 2008, the following futures contract was open:

	Number of	Settlement	Notional	Unrealized
Type	Contracts Long	Month	Value	Gain

5 Year U.S. Treasury Notes	125	December 2008	$14,029,297	$46,805

SWAP CONTRACTS — At September 30, 2008, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments
	Amount		Termination	received by	made by	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	Gain (Loss)

JPMorgan Securities, Inc.	BRL	18,000	01/04/10	13.120%	Brazilian Interbank Deposit Average	$(108,781)
		42,000	01/04/10	14.010	Brazilian Interbank Deposit Average	(39,729)
		49,000	01/03/11	14.940	Brazil CETIP Interbank Deposit Rate	167,376

TOTAL						$18,866

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

TOTAL RETURN SWAP CONTRACTS

	Notional
	Amount	Reference	Termination	Financing	Unrealized
Swap Counterparty	(000s)	Security	Date	Fee	Loss

Deutsche Bank Securities, Inc.	TRY 4,800	Turkish Government Bond 16.000% 03/07/12	03/12/09	TRY Central Deposit Bank +0.300%#	$(86,545)
JPMorgan Securities, Inc.	1,700	Turkish Government Bond 0.000% 04/14/10	04/14/10	3 month LIBOR +0.400%	(56,442)

TOTAL					$(142,987)

#	The Fund receives semi-annual coupon payments in accordance with the swap contracts. On the termination date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments
September 30, 2008 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Bonds – 83.1%

Aerospace – 0.7%
Esterline Technologies Corp. (B+/B1)
$2,020,000	7.750%		06/15/13	$2,009,900
Mecachrome International, Inc. (B/Caa2)
EUR 3,500,000	9.000		05/15/14	1,724,555
Moog, Inc. (BB-/Ba3)
$210,000	6.250		01/15/15	198,975
Sequa Corp. (B-/Caa2)(a)
10,000,000	11.750		12/01/15	8,650,000
4,651,875	13.500	(b)	12/01/15	4,035,502
TransDigm, Inc. (B-/B3)
7,250,000	7.750		07/15/14	6,815,000
Vought Aircraft Industries, Inc. (CCC/Caa1)
2,750,000	8.000		07/15/11	2,440,625

				25,874,557

Agriculture – 0.6%
Land O’ Lakes, Inc. (BB/Ba2)
320,000	8.750		11/15/11	317,200
Land O’ Lakes, Inc. (BBB-/Baa3)
3,150,000	9.000		12/15/10	3,213,000
National Beef Packing Co. LLC/NB Finance Corp. (B-/Caa1)
2,750,000	10.500		08/01/11	2,722,500
Pilgrim’s Pride Corp. (CCC/Caa1)
6,000,000	7.625		05/01/15	3,780,000
Pilgrim’s Pride Corp. (CCC-/Caa1)
3,250,000	8.375		05/01/17	1,462,500
Smithfield Foods, Inc. (BB-/Ba3)
2,000,000	7.000		08/01/11	1,740,000
2,875,000	7.750		05/15/13	2,386,250
5,000,000	7.750		07/01/17	3,900,000
Tereos Europe (BB/B1)
EUR 4,000,000	6.375		04/15/14	3,463,189

				22,984,639

Automotive – 2.0%
FCE Bank PLC (B/B1)
2,000,000	6.142	(c)	09/30/09	2,336,949
11,250,000	7.125		01/16/12	10,611,295
12,000,000	7.125		01/15/13	11,825,523
Ford Motor Co. (CCC/Caa1)
$9,000,000	7.450		07/16/31	3,780,000
1,250,000	8.900		01/15/32	600,000
Ford Motor Credit Co. LLC (B-/B1)
4,735,000	7.875		06/15/10	3,515,737
2,500,000	9.750		09/15/10	1,876,168
1,250,000	7.375		02/01/11	827,111
11,250,000	9.875		08/10/11	7,513,742
14,375,000	7.250		10/25/11	9,120,795
7,000,000	7.000		10/01/13	4,343,192
9,250,000	8.000		12/15/16	5,907,027
General Motors Corp. (B-/Caa2)
EUR 2,250,000	7.250		07/03/13	1,425,398
$2,000,000	7.125		07/15/13	960,000
2,000,000	7.700		04/15/16	860,000
1,750,000	8.800	(d)	03/01/21	717,500
2,750,000	8.250		07/15/23	1,086,250

EUR 2,000,000	8.375		07/05/33	1,069,928
14,290,000	8.375		07/15/33	5,787,450

				74,164,065

Automotive – Distributor – 0.1%
Keystone Automotive Operations, Inc. (CCC/Caa2)
4,000,000	9.750		11/01/13	2,120,000

Automotive Parts – 1.2%
Accuride Corp. (CCC/Caa1)
3,000,000	8.500		02/01/15	1,770,000
Allison Transmission, Inc. (B-/Caa1)(a)
4,500,000	11.000		11/01/15	3,825,000
3,250,000	11.250	(b)	11/01/15	2,632,500
Lear Corp. Series B (B/B3)
5,750,000	8.500		12/01/13	4,211,875
Tenneco, Inc. (B/B3)
3,250,000	8.625		11/15/14	2,600,000
Tenneco, Inc. (BB-/B2)
2,000,000	8.125		11/15/15	1,700,000
The Goodyear Tire & Rubber Co. (BB-/B2)
5,000,000	7.857		08/15/11	4,912,500
The Goodyear Tire & Rubber Co. (BB-/Ba3)
1,950,000	9.000		07/01/15	1,950,000
TRW Automotive, Inc. (BB/Ba3)
EUR 7,000,000	6.375		03/15/14	7,588,044
$6,000,000	7.000	(a)	03/15/14	4,920,000
United Components, Inc. (CCC+/Caa1)
5,500,000	9.375		06/15/13	4,565,000
Visteon Corp. (B-/Caa1)(a)(d)
2,069,000	12.250		12/31/16	1,241,400
Visteon Corp. (B-/Caa2)
802,000	8.250		08/01/10	665,660
2,000,000	7.000		03/10/14	810,000

				43,391,979

Building Materials – 2.7%
ACIH, Inc. (D/Ca)(a)(e)(f)
6,000,000	11.500		12/15/12	720,000
Associated Materials, Inc. (CCC/Caa2)(e)
13,500,000	11.250		03/01/14	8,775,000
Associated Materials, Inc. (CCC+/B3)
1,250,000	9.750		04/15/12	1,250,000
Calcipar SA (BB+/Ba2)(c)
EUR 7,021,000	6.147		07/01/14	6,918,916
CPG International, Inc. (B/B3)
$3,500,000	10.500		07/01/13	2,380,000
Grohe Holding GMBH (B/B2)(c)
EUR 5,000,000	7.838		01/15/14	5,631,201
Grohe Holding GMBH (CCC+/B3)
24,000,000	8.625		10/01/14	24,664,662
Heating Finance PLC (CCC/Caa3)
GBP 2,000,000	7.875		03/31/14	995,596
Interface, Inc. (B-/B3)
$2,000,000	9.500		02/01/14	2,040,000
Legrand S.A. (BBB/Baa3)
5,050,000	8.500		02/15/25	5,067,746

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Bonds – (continued)
Building Materials – (continued)

Masonite Corp.
$7,000,000	11.000%		04/06/15	$1,960,000
Nortek, Inc. (B/B1)(a)
2,500,000	10.000		12/01/13	2,225,000
Nortek, Inc. (CCC/Caa1)
24,500,000	8.500		09/01/14	13,965,000
NTK Holdings, Inc. (CCC/Caa2)(e)
11,000,000	10.750		03/01/14	4,785,000
Owens Corning, Inc. (BBB-/Ba1)
4,250,000	6.500		12/01/16	3,655,942
1,750,000	7.000		12/01/36	1,390,695
Panolam Industries International, Inc. (CCC+/Caa1)
6,500,000	10.750		10/01/13	3,900,000
PLY Gem Industries, Inc. (CCC+/Caa2)
7,000,000	9.000		02/15/12	3,850,000
Texas Industries, Inc. (BB-/Ba3)
4,125,000	7.250		07/15/13	3,588,750
Texas Industries, Inc. (BB-/Ba3)(a)
2,500,000	7.250		07/15/13	2,175,000
Werner Holdings Co., Inc. (D/WR)(f)
3,000,000	10.000		11/15/07	300

				99,938,808

Capital Goods – 2.4%
Altra Industrial Motion, Inc. (B+/B1)
4,000,000	9.000		12/01/11	4,120,000
Baldor Electric Co. (B/B3)
13,250,000	8.625		02/15/17	12,587,500
Briggs & Stratton Corp. (BB-/Ba2)
2,500,000	8.875		03/15/11	2,450,000
General Cable Corp. (B+/B1)
50,000	7.125		04/01/17	44,750
Mueller Water Products, Inc. (B/B3)
6,500,000	7.375		06/01/17	5,135,000
Nexans SA (BB+)
EUR 8,000,000	5.750		05/02/17	9,291,482
RBS Global & Rexnord Corp. (B-/B3)
$20,150,000	9.500		08/01/14	18,941,000
7,000,000	8.875		09/01/16	6,562,500
RBS Global & Rexnord Corp. (CCC+/Caa1)
15,000,000	11.750		08/01/16	14,250,000
Sensata Technologies (B-/Caa1)
9,750,000	8.000		05/01/14	8,336,250
SPX Corp. (BB/Ba2)(a)
1,000,000	7.625		12/15/14	992,500
Terex Corp. (B+/Ba3)
4,150,000	8.000		11/15/17	3,797,250
VAC Finanzierung GMBH (B/B3)
EUR 4,000,000	9.250		04/15/16	3,829,217

				90,337,449

Chemicals – 3.9%
Basell AF SCA (CCC+/B3)
$19,250,000	8.375	%(a)	08/15/15	9,625,000
EUR 5,000,000	8.375		08/15/15	3,167,551
Cognis GMBH (B/B1)(c)
12,500,000	6.958		09/15/13	14,429,953

Cognis GMBH (CCC+/Caa1)
EUR 8,000,000	9.500		05/15/14	9,178,858
Compass Minerals International, Inc. (B+)(e)
4,661,000	12.000		06/01/13	4,905,702
Equistar Chemicals LP (B/B3)
2,000,000	7.550		02/15/26	1,220,000
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC (B/B3)
11,250,000	9.750		11/15/14	8,662,500
Huntsman International LLC (B/B2)
3,000,000	7.875		11/15/14	2,580,000
Ineos Group Holdings PLC (B-/B3)
EUR 14,250,000	7.875		02/15/16	10,582,259
$11,000,000	8.500	(a)	02/15/16	5,885,000
Invista (BB/Ba3)(a)
6,325,000	9.250		05/01/12	6,072,000
KRATON Polymers LLC/Capital Corp. (CCC-/Caa1)
7,975,000	8.125		01/15/14	4,625,500
MacDermid, Inc. (CCC+/Caa1)(a)
7,750,000	9.500		04/15/17	6,587,500
Momentive Performance Materials, Inc. (B/B3)
EUR 3,750,000	9.000		12/01/14	3,484,306
$7,250,000	9.750		12/01/14	5,763,750
4,000,000	10.125	(b)	12/01/14	3,240,000
Momentive Performance Materials, Inc. (CCC+/Caa2)
7,500,000	11.500		12/01/16	5,175,000
Nalco Co. (B3)
EUR 3,625,000	9.000		11/15/13	4,822,596
Rhodia S.A. (BB/B1)(c)
7,250,000	7.713		10/15/13	8,420,406
Rockwood Specialties Group, Inc. (BB-/B3)
14,750,000	7.625		11/15/14	18,688,550
SPCM SA (BB-/B3)
2,875,000	8.250		06/15/13	3,237,941
The Mosaic Co. (BBB-/Baa3)(a)
$1,125,000	7.375		12/01/14	1,167,188
3,385,000	7.625		12/01/16	3,554,250

				145,075,810

Conglomerates – 1.2%
Blount, Inc. (B/B2)
6,750,000	8.875		08/01/12	6,682,500
Bombardier, Inc. (BB+/Ba2)(a)
6,750,000	6.750		05/01/12	6,581,250
3,000,000	8.000		11/15/14	3,045,000
EUR 2,000,000	7.250		11/15/16	2,534,041
Park-Ohio Industries, Inc. (B-/B3)
$5,000,000	8.375		11/15/14	3,975,000
Polypore, Inc. (B-/B3)
EUR 10,000,000	8.750		05/15/12	12,670,203
4,250,000	8.750		05/15/12	3,995,000
Trimas Corp. (B-/B3)
$5,401,000	9.875		06/15/12	4,671,865

				44,154,859

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Bonds – (continued)
Conglomerates – (continued)

Consumer Products – Household & Leisure – 2.4%
Affinion Group, Inc. (B-/B2)
$6,000,000	10.125%		10/15/13	$5,640,000
Affinion Group, Inc. (B-/B3)
4,125,000	11.500		10/15/15	3,836,250
Ames True Temper (CCC-/Caa3)
3,750,000	10.000		07/15/12	1,837,500
Easton-Bell Sports, Inc. (CCC+/Caa1)
4,750,000	8.375		10/01/12	3,942,500
Elizabeth Arden, Inc. (B+/B1)
1,750,000	7.750		01/15/14	1,579,375
Harry & David Holdings, Inc. (CCC+/B3)
3,110,000	9.000		03/01/13	1,586,100
Jarden Corp. (B/B3)
9,000,000	7.500		05/01/17	7,515,000
Safilo Capital International S.A. (B+/B2)
EUR 7,150,000	9.625		05/15/13	7,146,698
Sealy Mattress Co. (BB-/B2)
$7,000,000	8.250		06/15/14	5,530,000
Simmons Bedding Co. (B/B2)
3,500,000	7.875		01/15/14	2,695,000
Simmons Bedding Co. (CCC+/B3)(e)
4,500,000	10.000		12/15/14	2,525,625
Solo Cup Co. (CCC/Caa2)
7,000,000	8.500		02/15/14	5,600,000
Spectrum Brands, Inc. (CCC-/Caa3)
5,000,000	12.000	(b)	10/02/13	3,250,000
12,250,000	7.375		02/01/15	5,818,750
Visant Corp. (B+/B1)
7,375,000	7.625		10/01/12	6,932,500
Visant Holding Corp. (B-/B3)
15,750,000	8.750		12/01/13	14,490,000
10,000,000	10.250	(e)	12/01/13	9,000,000

				88,925,298

Consumer Products – Industrial – 0.6%
Johnsondiversey Holdings, Inc. (CCC+/Caa1)(e)
7,000,000	10.670		05/15/13	6,930,000
Johnsondiversey, Inc. (B/B2)
EUR 10,598,000	9.625		05/15/12	14,323,073
$2,895,000	9.625		05/15/12	2,909,475

				24,162,548

Consumer Products – Non Durable – 1.5%
Belvedere SA (D/Caa2)(f)
EUR 4,500,000	0.000		05/15/13	2,850,796
Chattem, Inc. (B/B2)
$2,655,000	7.000		03/01/14	2,548,800
Church & Dwight Co., Inc. (BB/Ba2)
2,250,000	6.000		12/15/12	2,143,125
Constellation Brands, Inc. (B/B2)
1,522,000	8.125		01/15/12	1,499,170
Constellation Brands, Inc. (BB-/Ba3)
4,000,000	7.250		09/01/16	3,700,000
9,000,000	7.250		05/15/17	8,415,000
Prestige Brands, Inc. (B-/B3)
2,100,000	9.250		04/15/12	2,089,500

Reddy Ice Holdings, Inc. (B-/Caa1)(e)
3,865,000	10.500		11/01/12	3,053,350
Sally Holdings LLC (B-/B3)
12,750,000	9.250		11/15/14	11,857,500
Sally Holdings LLC (CCC+/Caa1)
16,750,000	10.500		11/15/16	15,954,375
Yankee Acquisition Corp. (B-/B3)
3,000,000	8.500		02/15/15	2,160,000
Yankee Acquisition Corp. (CCC+/Caa1)
2,250,000	9.750		02/15/17	1,282,500

				57,554,116

Defense – 1.1%
Alliant Techsystems, Inc. (BB-/B1)
6,250,000	6.750		04/01/16	5,843,750
Communications & Power Industries, Inc. (B-/B3)
2,000,000	8.000		02/01/12	1,915,000
DRS Technologies, Inc. (B/B3)
3,500,000	6.875		11/01/13	3,465,000
3,750,000	7.625		02/01/18	3,881,250
DRS Technologies, Inc. (BB-/B1)
2,000,000	6.625		02/01/16	1,990,000
L-3 Communications Corp. (BB+/Ba3)
2,500,000	6.125		07/15/13	2,318,750
5,500,000	6.125		01/15/14	5,101,250
7,750,000	5.875		01/15/15	7,013,750
10,000,000	6.375		10/15/15	9,200,000

				40,728,750

Energy – Coal – 0.9%
Arch Western Finance LLC (BB/B1)
4,670,000	6.750		07/01/13	4,389,800
Foundation PA Coal Co. (B/Ba3)
650,000	7.250		08/01/14	624,000
Massey Energy Co. (BB-/B2)
6,750,000	6.875		12/15/13	6,058,125
Massey Energy Co. (BB-)
2,000,000	3.250		08/01/15	1,382,500
New World Resources BV (B/B3)
EUR 5,000,000	7.375		05/15/15	5,631,201
Peabody Energy Corp. (BB+/Ba1)
$4,000,000	6.875		03/15/13	3,860,000
1,000,000	5.875		04/15/16	925,000
10,000,000	7.375		11/01/16	9,600,000

				32,470,626

Energy – Exploration & Production – 3.1%
Chesapeake Energy Corp. (BB/Ba3)
8,500,000	6.375		06/15/15	7,565,000
6,530,000	6.625		01/15/16	5,925,975
11,875,000	6.875		01/15/16	10,657,812
EUR 3,250,000	6.250		01/15/17	3,889,048
$11,500,000	6.500		08/15/17	10,120,000
2,500,000	7.250		12/15/18	2,306,250
Cimarex Energy Co. (BB/Ba3)
5,000,000	7.125		05/01/17	4,700,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Bonds – (continued)
Energy – Exploration & Production – (continued)

Encore Acquisition Co. (B/B1)
$9,000,000	6.000%		07/15/15	$7,245,000
3,000,000	7.250		12/01/17	2,535,000
EXCO Resources, Inc. (B-/Caa1)
3,000,000	7.250		01/15/11	2,850,000
KCS Energy, Inc. (B/B3)
2,375,000	7.125		04/01/12	2,113,750
Newfield Exploration Co. (BB-/Ba3)
3,000,000	6.625		09/01/14	2,730,000
8,625,000	6.625		04/15/16	7,740,938
3,500,000	7.125		05/15/18	3,010,000
OPTI Canada, Inc. (BB+/B1)
8,000,000	7.875		12/15/14	7,260,000
Plains Exploration & Production Co. (BB/B1)
7,000,000	7.750		06/15/15	6,440,000
4,000,000	7.000		03/15/17	3,480,000
2,500,000	7.625		06/01/18	2,212,500
Quicksilver Resources, Inc. (B/B1)
1,750,000	8.250		08/01/15	1,627,500
Quicksilver Resources, Inc. (B/B2)
7,000,000	7.125		04/01/16	5,845,000
Range Resources Corp. (BB/Ba3)
3,750,000	6.375		03/15/15	3,431,250
SandRidge Energy Inc. (B-/B3)(a)
2,500,000	8.000		06/01/18	2,162,500
Southwestern Energy Co. (BB+/Ba2)(a)
3,000,000	7.500		02/01/18	2,940,000
Whiting Petroleum Corp. (BB-/B1)
4,000,000	7.250		05/01/13	3,680,000
2,500,000	7.000		02/01/14	2,175,000

				114,642,523

Energy – Refining(a) – 0.2%
Petroplus Finance Ltd. (BB-/B1)
2,500,000	6.750		05/01/14	2,200,000
6,500,000	7.000		05/01/17	5,362,500

				7,562,500

Energy – Services – 0.4%
Compagnie Generale de Geophysique-Veritas (BB/Ba3)
3,500,000	7.500		05/15/15	3,425,625
Helix Energy Solutions Group, Inc. (BB-/B3)(a)
4,500,000	9.500		01/15/16	4,275,000
Key Energy Services, Inc. (BB-/B1)(a)
5,000,000	8.375		12/01/14	4,825,000
Seitel, Inc. (B-/B3)
2,500,000	9.750		02/15/14	2,037,500

				14,563,125

Entertainment & Leisure – 0.6%
AMC Entertainment, Inc. (B-/Ba3)
1,000,000	8.625		08/15/12	990,000
AMC Entertainment, Inc. (CCC+/B2)
3,250,000	11.000		02/01/16	3,217,500
HRP Myrtle Beach Operations LLC (WR)(a)(f)
1,750,000	0.000		04/01/12	1,365,000

Universal City Development Partners (B+/B1)
7,750,000	11.750		04/01/10	7,808,125
Universal City Florida Holding Co. (B-/B3)
1,125,000	8.375		05/01/10	1,125,000
WMG Acquisition Corp. (B/B3)
5,750,000	7.375		04/15/14	4,269,375
WMG Holdings Corp. (B/B3)(e)
4,550,000	9.500		12/15/14	2,502,500

				21,277,500

Environmental – 1.1%
Allied Waste North America, Inc. (BB/B1)
3,875,000	6.375		04/15/11	3,758,750
5,285,000	7.875		04/15/13	5,285,000
3,750,000	6.125		02/15/14	3,431,250
9,000,000	7.250		03/15/15	8,595,000
Allied Waste North America, Inc. Series B (BB/B1)
5,055,000	7.125		05/15/16	4,739,062
4,500,000	6.875		06/01/17	4,331,250
Waste Services (B-/Caa1)
7,250,000	9.500		04/15/14	7,068,750
WCA Waste Corp. (B-/B3)
2,500,000	9.250		06/15/14	2,400,000

				39,609,062

Finance – 1.2%
ETrade Financial Corp. (B/Ba3)
6,250,000	7.375		09/15/13	4,875,000
General Motors Acceptance Corp. (B-/B3)
EUR 2,750,000	4.750		09/14/09	2,477,728
$3,000,000	7.250		03/02/11	1,485,869
15,750,000	6.875		09/15/11	7,087,500
6,000,000	6.750		12/01/14	2,369,843
13,785,000	8.000		11/01/31	5,376,150
GMAC Canada Ltd. (B-/B3)
CAD 1,000,000	4.721	(c)	05/22/09	834,278
GBP 500,000	6.625		12/17/10	515,577
EUR 4,000,000	6.000		05/23/12	2,984,537
GMAC International Finance BV (B-/B3)
1,750,000	6.164	(c)	05/22/09	1,823,101
2,750,000	5.750		05/21/10	2,516,443
GMAC LLC (B-/B3)
4,000,000	5.750		09/27/10	2,534,041
2,500,000	5.375		06/06/11	1,478,190
NCO Group, Inc. (B-/Caa1)
$7,250,000	11.875		11/15/14	5,963,125
Nuveen Investments, Inc. (B-/B3)(a)
2,500,000	10.500		11/15/15	1,925,000

				44,246,382

Finance Insurance(a) – 0.1%
HUB International Holdings, Inc. (CCC+/B3)
6,500,000	9.000		12/15/14	5,720,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
Finance Insurance(a) – (continued)

Food – 1.4%
Dean Foods Co. (B/B3)
$9,000,000	7.000%	06/01/16	$7,920,000
Dole Food Co. (B-/Caa1)
5,013,000	8.625	05/01/09	4,781,149
4,000,000	7.250	06/15/10	3,570,000
3,250,000	8.875	03/15/11	2,746,250
Foodcorp Ltd. (B/B2)
EUR 7,500,000	8.875	06/15/12	6,651,856
Michael Foods, Inc. (B-/B3)
$4,750,000	8.000	11/15/13	4,583,750
Pinnacle Foods Finance LLC (CCC/Caa2)
17,750,000	9.250	04/01/15	14,732,500
11,500,000	10.625	04/01/17	8,855,000

			53,840,505

Gaming – 4.9%
Boyd Gaming Corp. (BB/B1)
3,000,000	6.750	04/15/14	2,182,500
1,000,000	7.125	02/01/16	695,000
Buffalo Thunder Development Authority (B/B2)(a)
2,500,000	9.375	12/15/14	1,050,000
CCM Merger, Inc. (B-/Caa1)(a)
4,500,000	8.000	08/01/13	3,465,000
Chukchansi Economic Development Authority (B+/B2)(a)
4,000,000	8.000	11/15/13	3,080,000
Circus & Eldorado (B/B2)
3,500,000	10.125	03/01/12	3,150,000
Cirsa Capital Luxembourg SA (B+/B3)
EUR 1,750,000	7.875	07/15/12	1,675,283
Cirsa Finance Luxembourg SA (B+/B2)
5,750,000	8.750	05/15/14	5,018,808
Codere Finance Luxembourg SA (BB-/B2)
17,250,000	8.250	06/15/15	17,970,571
Galaxy Entertainment Finance Co. Ltd. (B+/B1)(a)
$1,500,000	9.875	12/15/12	1,012,500
Harrah’s Operating Co., Inc. (B+/Caa1)(a)
10,000,000	10.750	02/01/16	5,200,000
Harrah’s Operating Co., Inc. (B-/Caa2)
8,375,000	5.625	06/01/15	2,345,000
8,000,000	6.500	06/01/16	2,100,000
Herbst Gaming, Inc. (D/C)(f)
2,000,000	8.125	06/01/12	80,000
Isle of Capri Casinos, Inc. (B-/B3)
3,250,000	7.000	03/01/14	2,201,875
Mandalay Resort Group (B+/B1)
2,000,000	9.375	02/15/10	1,800,000
Mashantucket Pequot Tribe (BB+/Ba2)(a)
4,000,000	8.500	11/15/15	2,680,000
MGM Mirage, Inc. (B+/B1)
5,125,000	8.375	02/01/11	4,176,875

MGM Mirage, Inc. (BB/Ba2)
2,000,000	8.500	09/15/10	1,880,000
1,500,000	6.750	09/01/12	1,200,000
9,875,000	6.750	04/01/13	7,801,250
3,500,000	5.875	02/27/14	2,485,000
21,000,000	6.625	07/15/15	14,700,000
12,000,000	7.500	06/01/16	8,520,000
3,000,000	7.625	01/15/17	2,160,000
Mirage Resorts, Inc. (BB/Ba2)
3,125,000	7.250	08/01/17	2,187,500
Mohegan Tribal Gaming Authority (B/Ba3)
3,000,000	8.000	04/01/12	2,550,000
1,555,000	7.125	08/15/14	1,104,050
Mohegan Tribal Gaming Authority (B+/Ba1)
250,000	6.125	02/15/13	207,500
MTR Gaming Group, Inc. (B/B2)
3,000,000	9.750	04/01/10	2,820,000
Park Place Entertainment Corp. (B-/Caa2)
5,000,000	7.875	03/15/10	3,900,000
2,500,000	8.125	05/15/11	1,500,000
Peermont Proprietary Global Ltd. (B/B3)
EUR 14,500,000	7.750	04/30/14	13,064,387
Penn National Gaming, Inc. (BB-/B1)
$4,000,000	6.750	03/01/15	3,520,000
Pinnacle Entertainment, Inc. (B+/B3)
4,750,000	8.250	03/15/12	4,560,000
1,500,000	8.750	10/01/13	1,440,000
6,430,000	7.500	06/15/15	4,758,200
Pokagon Gaming Authority (B+/B2)(a)
1,865,000	10.375	06/15/14	1,930,275
River Rock Entertainment (B+/B2)
2,000,000	9.750	11/01/11	1,840,000
San Pasqual Casino (BB-/B2)(a)
2,375,000	8.000	09/15/13	2,066,250
Seneca Gaming Corp. (BB/Ba2)
2,300,000	7.250	05/01/12	1,942,500
Shingle Springs Tribal Gaming Authority (B/B3)(a)
8,250,000	9.375	06/15/15	5,940,000
Snoqualmie Entertainment Authority (B/B3)(a)
5,000,000	9.125	02/01/15	3,550,000
Station Casinos, Inc. (B-/B3)
2,500,000	6.000	04/01/12	1,443,750
2,000,000	7.750	08/15/16	1,110,000
Station Casinos, Inc. (CCC/Caa2)
11,625,000	6.500	02/01/14	3,429,375
16,000,000	6.875	03/01/16	4,560,000
Tropicana Entertainment LLC (WR)(f)
4,000,000	9.625	12/15/14	640,000
Turning Stone Casino Resort Enterprise (B+/B1)(a)
2,950,000	9.125	09/15/14	2,655,000
Wynn Las Vegas LLC (BBB-/Ba2)
16,000,000	6.625	12/01/14	13,640,000

			184,988,449

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
Gaming – (continued)

Health Care – Medical Products – 2.4%
Accellent, Inc. (CCC+/Caa3)
$8,000,000	10.500%	12/01/13	$7,040,000
Advanced Medical Optics, Inc. (B-/B2)
7,280,000	7.500	05/01/17	6,333,600
Bausch & Lomb, Inc. (B/Caa1)(a)
15,250,000	9.875	11/01/15	14,640,000
DJO Finance LLC/DJO Finance Corp. (B-/Caa1)
11,000,000	10.875	11/15/14	10,587,500
Fisher Scientific International, Inc. (BBB/Baa3)
2,250,000	6.125	07/01/15	2,165,446
Fresenius (BB+/Ba2)
6,625,000	6.875	07/15/17	6,325,420
PTS Acquisition Corp. (B/Caa1)
21,500,000	9.500	04/15/15	16,877,500
PTS Acquisition Corp. (B-/Caa1)
EUR 10,000,000	9.750	04/15/17	7,883,682
The Cooper Companies, Inc. (BB-/Ba3)
$2,000,000	7.125	02/15/15	1,955,000
VWR Funding, Inc. (B-/Caa1)(b)
19,500,000	10.250	07/15/15	17,647,500

			91,455,648

Health Care – Pharmaceutical – 0.4%
Angiotech Pharmaceuticals, Inc. (C/C)
4,375,000	7.750	04/01/14	2,646,875
Elan Finance PLC/Elan Finance Corp. (B/B3)
5,000,000	7.750	11/15/11	4,618,750
1,500,000	8.875	12/01/13	1,290,000
Warner Chilcott Corp. (B-/B3)
5,731,000	8.750	02/01/15	5,702,345

			14,257,970

Health Care – Services – 4.2%
Alliance Imaging, Inc. (B-/B3)
4,000,000	7.250	12/15/12	3,680,000
Community Health Systems, Inc. (B/B3)
17,125,000	8.875	07/15/15	16,354,375
CRC Health Corp. (CCC+/Caa1)
3,250,000	10.750	02/01/16	2,470,000
DaVita, Inc. (B/B2)
5,500,000	7.250	03/15/15	5,238,750
DaVita, Inc. (B+/B1)
2,250,000	6.625	03/15/13	2,120,625
HCA, Inc. (B-/Caa1)
GBP 1,502,000	8.750	11/01/10	2,616,925
$3,250,000	6.300	10/01/12	2,827,500
14,000,000	6.250	02/15/13	11,620,000
5,920,000	6.750	07/15/13	4,972,800
8,750,000	6.375	01/15/15	6,956,250
4,000,000	6.500	02/15/16	3,180,000
HCA, Inc. (BB-/B2)
10,000,000	9.125	11/15/14	9,787,500
13,750,000	9.250	11/15/16	13,406,250
13,750,000	9.625 (b)	11/15/16	13,028,125
Psychiatric Solutions, Inc. (B-/B3)
2,220,000	7.750	07/15/15	2,086,800

Select Medical Corp. (CCC+/B3)
7,000,000	7.625	02/01/15	5,661,250
Senior Housing Properties Trust (BBB-/Ba1)
1,950,000	7.875	04/15/15	1,945,125
Tenet Healthcare Corp. (B/Caa1)
3,000,000	6.375	12/01/11	2,767,500
4,000,000	6.500	06/01/12	3,660,000
12,000,000	7.375	02/01/13	10,920,000
4,000,000	9.875	07/01/14	3,900,000
2,000,000	9.250	02/01/15	1,890,000
U.S. Oncology, Inc. (B-/B2)
5,000,000	9.000	08/15/12	4,975,000
U.S. Oncology, Inc. (CCC+/B3)
1,875,000	10.750	08/15/14	1,884,375
United Surgical Partners International, Inc. (CCC+/Caa1)
5,000,000	8.875	05/01/17	4,200,000
Vanguard Health Holding Co. I (CCC+/Caa1)(e)
3,500,000	11.250	10/01/15	3,045,000
Vanguard Health Holding Co. II (CCC+/Caa1)
8,625,000	9.000	10/01/14	8,323,125
Ventas Realty LP (BBB-/Ba1)
2,000,000	9.000	05/01/12	2,085,000

			155,602,275

Home Construction – 0.4%
D. R. Horton, Inc. (BB/Ba2)
2,000,000	5.375	06/15/12	1,620,000
2,000,000	5.250	02/15/15	1,520,000
K. Hovnanian Enterprises, Inc. (B+/Ba3)(a)
1,750,000	11.500	05/01/13	1,706,250
K. Hovnanian Enterprises, Inc. (CCC+/Caa1)
1,000,000	6.250	01/15/15	582,500
3,450,000	7.500	05/15/16	1,983,750
4,000,000	8.625	01/15/17	2,340,000
Kimball Hill, Inc. (WR)(f)
2,250,000	10.500	12/15/12	45,000
Meritage Homes Corp. (BB-/B1)
5,250,000	6.250	03/15/15	3,911,250

			13,708,750

Lodging – 0.6%
Gaylord Entertainment Co. (B+/Caa1)
4,825,000	8.000	11/15/13	4,197,750
Host Hotels & Resorts LP (BB/Ba1)
4,000,000	6.750	06/01/16	3,300,000
Host Hotels & Resorts LP (BB)
4,000,000	6.875	06/01/16	3,440,000
Host Marriott LP (BB/Ba1)
8,250,000	7.125	11/01/13	7,301,250
5,500,000	6.375	03/15/15	4,482,500

			22,721,500

Machinery – 0.3%
Case New Holland, Inc. (BBB-/Ba3)
3,000,000	7.125	03/01/14	2,812,500
953,000	7.250	01/15/16	883,908

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Bonds – (continued)
Machinery – (continued)

Douglas Dynamics LLC (B-/B3)(a)
$1,750,000	7.750%		01/15/12	$1,435,000
Dresser-Rand Group, Inc. (BB-/B1)
6,098,000	7.375		11/01/14	5,732,120

				10,863,528

Media – 1.7%
DIRECTV Holdings LLC (BB/Ba3)
4,500,000	8.375		03/15/13	4,455,000
3,500,000	6.375		06/15/15	3,071,250
22,750,000	7.625	(a)	05/15/16	21,043,750
EchoStar DBS Corp. (BB-/Ba3)
5,500,000	6.375		10/01/11	5,060,000
8,000,000	7.000		10/01/13	6,880,000
4,000,000	6.625		10/01/14	3,200,000
6,250,000	7.750		05/31/15	5,281,250
6,525,000	7.125		02/01/16	5,236,312
Lamar Media Corp. (BB-/Ba3)
5,000,000	7.250		01/01/13	4,500,000
5,250,000	6.625		08/15/15	4,357,500

				63,085,062

Media – Broadcasting & Radio – 1.3%
Bonten Media Acquisition Co. (CCC+/Caa2)(a)(b)
3,500,000	9.000		06/01/15	2,135,000
Clear Channel Communications, Inc. (CCC+/Caa1)
4,750,000	6.250		03/15/11	3,040,000
6,000,000	5.750		01/15/13	2,820,000
10,000,000	5.500		09/15/14	3,050,000
5,750,000	5.500		12/15/16	2,242,500
CMP Susquehanna Corp. (CCC/Caa1)
6,750,000	9.875		05/15/14	3,780,000
Fox Acquisition Sub LLC (CCC+/Caa1)(a)
1,250,000	13.375		07/15/16	1,187,500
Liberty Media LLC (BB+/Ba2)
3,500,000	5.700		05/15/13	2,920,471
2,120,000	8.250		02/01/30	1,496,505
LIN Television Corp. (B+/B1)
8,750,000	6.500		05/15/13	6,825,000
Local TV Finance LLC (CCC+/Caa1)(a)(b)
5,000,000	9.250		06/15/15	3,200,000
Radio One, Inc. (CCC+/Caa1)
2,250,000	6.375		02/15/13	1,541,250
Univision Communications, Inc. (CCC/Caa1)(a)(b)
28,750,000	9.750		03/15/15	13,225,000

				47,463,226

Media – Cable – 3.0%
Adelphia Communications Corp.(f)
2,000,000	10.250		06/15/49	80,000
Atlantic Broadband Finance LLC (CCC+/Caa1)
3,250,000	9.375		01/15/14	2,876,250
Cablevision Systems Corp. (B+/B2)
10,750,000	8.000		04/15/12	10,105,000
CCH I Holdings LLC (CCC/Caa3)
13,585,000	11.000		10/01/15	8,932,137

CCO Holdings LLC/CCO Holdings Capital Corp (CCC/Caa1)
10,250,000	8.750		11/15/13	8,891,875
Charter Communications Holdings II (CCC/Caa2)
11,000,000	10.250		09/15/10	9,900,000
CSC Holdings, Inc. (BB/B1)
7,250,000	8.125		07/15/09	7,177,500
1,250,000	8.125		08/15/09	1,237,500
5,550,000	6.750		04/15/12	5,085,187
8,000,000	8.500	(a)	06/15/15	7,430,000
CSC Holdings, Inc. Series B (BB/B1)
5,000,000	7.625		04/01/11	4,787,500
Frontier Vision(f)
2,000,000	11.000		10/15/49	—
Kabel Deutschland GmbH (B-/B2)
5,750,000	10.625		07/01/14	5,721,250
Ono Finance II (CCC+/B3)
EUR 12,000,000	8.000		05/16/14	7,771,058
Ono Finance PLC (CCC+/B3)
4,250,000	10.500		05/15/14	2,991,576
Rainbow National Services LLC (BB/B1)(a)
$200,000	8.750		09/01/12	200,000
Rainbow National Services LLC (BB/B2)(a)
1,909,000	10.375		09/01/14	1,947,180
UPC Holding BV (B-/B3)
EUR 7,500,000	7.750		01/15/14	8,552,387
10,125,000	8.625		01/15/14	11,830,802
6,000,000	8.000		11/01/16	6,504,038

				112,021,240

Media – Diversified – 0.6%
CanWest MediaWorks, Inc. (CCC+/B3)
$9,000,000	8.000		09/15/12	7,470,000
Quebecor Media, Inc. (B/B2)
7,410,000	7.750		03/15/16	6,530,063
Rogers Wireless Communications, Inc. (BB+/Ba1)
5,370,000	8.000		12/15/12	5,356,575
Rogers Wireless Communications, Inc. (BBB-/Baa3)
2,000,000	7.500		03/15/15	2,060,000
Videotron Ltee (BB-/Ba2)
625,000	6.875		01/15/14	571,875
1,000,000	6.375		12/15/15	885,000

				22,873,513

Metals – 1.8%
AK Steel Corp. (BB-/Ba3)
7,000,000	7.750		06/15/12	6,650,000
Aleris International, Inc. (B-/B3)(b)
8,500,000	9.000		12/15/14	5,270,000
Aleris International, Inc. (B-/Caa1)
16,000,000	10.000		12/15/16	9,920,000
FMG Finance Pty Ltd (B+/B1)(a)
5,000,000	10.625		09/01/16	4,850,000
Freeport-McMoRan Copper & Gold, Inc. (BBB-/Ba2)
750,000	5.883	(c)	04/01/15	713,433
2,250,000	8.250		04/01/15	2,199,375
5,000,000	8.375		04/01/17	4,900,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Bonds – (continued)
Metals – (continued)

GrafTech Finance, Inc. (BB/Ba3)
$367,000	10.250%		02/15/12	$378,927
Noranda Aluminium Acquisition Corp. (B-/B3)(c)
7,375,000	6.828		05/15/15	5,715,625
Noranda Aluminium Holding Corp. (CCC+/Caa1)(c)
3,250,000	8.578		11/15/14	2,177,500
Novelis, Inc. (B/B3)
13,500,000	7.250		02/15/15	11,677,500
Steel Dynamics, Inc. (BB+/Ba2)
6,000,000	7.375		11/01/12	5,640,000
3,000,000	7.750	(a)	04/15/16	2,700,000
Tube City IMS Corp. (B-/B3)
3,500,000	9.750		02/01/15	3,220,000

				66,012,360

Packaging – 3.6%
Ball Corp. (BB+/Ba1)
50,000	6.875		12/15/12	49,938
Berry Plastics Holding Corp. (CCC/Caa2)
8,000,000	10.250		03/01/16	4,960,000
Berry Plastics Holding Corp. (CCC+/Caa1)
2,500,000	6.694	(c)	09/15/14	1,625,000
11,000,000	8.875		09/15/14	8,030,000
Beverage Packaging Holdings II SA/Luxembourg (B+/B2)
EUR 9,000,000	8.000		12/15/16	9,882,758
Beverage Packaging Holdings II SA/Luxembourg (B-/B3)
17,000,000	9.500		06/15/17	16,154,509
Clondalkin Acquisition (B+/Ba3)(c)
1,000,000	6.958		12/15/13	1,126,240
Clondalkin Industries BV (B-/Ba3)
2,250,000	8.000		03/15/14	2,153,935
Consol Specialty Glass Ltd. (BB-/B1)
7,000,000	7.625		04/15/14	6,701,130
Crown Americas LLC (B/B1)
$10,000,000	7.750		11/15/15	9,850,000
Crown European Holdings SA (BB/Baa3)
EUR 1,500,000	6.250		09/01/11	1,911,089
Gerresheimer Holdings GMBH (BB+/B1)
4,800,000	7.875		03/01/15	6,622,293
Graham Packaging Co., Inc. (CCC+/Caa1)
$21,643,000	9.875		10/15/14	18,071,905
Graphic Packaging International, Inc. (B-/B3)
15,000,000	9.500		08/15/13	13,200,000
Impress Holdings BV (B-/B3)
EUR 14,000,000	9.250		09/15/14	16,161,548
Impress Holdings BV (BB-/Ba3)(c)
$1,000,000	5.916	(a)	09/15/13	878,226
EUR 2,750,000	8.088		09/15/13	3,368,162
OI European Group BV (BB/Ba3)
250,000	6.875		03/31/17	300,917
Owens Brockway Glass Container (BB/Ba3)
$2,500,000	8.250		05/15/13	2,493,750
EUR 1,125,000	6.750		12/01/14	1,377,885
$1,000,000	6.750		12/01/14	955,000
Plastipak Holdings, Inc. (B/B3)(a)
1,165,000	8.500		12/15/15	981,512

Pregis Corp. (CCC+/Caa2)
7,000,000	12.375		10/15/13	4,550,000
Stichting Participatie Impress Cooperatieve UA(b)
EUR 967,555	17.000		09/29/49	1,232,722
Tekni-Plex, Inc. (Caa1)
$2,500,000	10.875		08/15/12	2,500,000

				135,138,519

Paper – 2.0%
Boise Cascade LLC (BB-/B2)
3,732,000	7.125		10/15/14	2,463,120
Catalyst Paper Corp. (B-/B2)
3,500,000	8.625		06/15/11	2,738,750
1,500,000	7.375		03/01/14	1,020,000
Georgia-Pacific Corp. (B+/B2)
8,500,000	8.125		05/15/11	8,393,750
1,000,000	9.500		12/01/11	990,000
1,500,000	7.700		06/15/15	1,380,000
1,250,000	8.000		01/15/24	1,112,500
2,750,000	7.750		11/15/29	2,296,250
Georgia-Pacific Corp. (BB-/Ba3)(a)
10,000,000	7.000		01/15/15	8,975,000
8,125,000	7.125		01/15/17	7,251,562
Jefferson Smurfit Corp. (B-/B3)
6,000,000	8.250		10/01/12	5,040,000
1,750,000	7.500		06/01/13	1,435,000
JSG Funding PLC (B+/B2)
3,250,000	7.750		04/01/15	2,697,500
NewPage Corp. (B-/B2)
8,000,000	10.000		05/01/12	7,200,000
Smurfit Kappa Funding PLC (B+/B2)
EUR 6,000,000	7.750		04/01/15	6,799,676
Smurfit-Stone Container Enterprises, Inc. (B-/B3)
$8,500,000	8.000		03/15/17	6,630,000
Stone Container Finance (B-/B3)
2,250,000	7.375		07/15/14	1,732,500
Verso Paper Holdings LLC, Inc. (B+/B2)
5,000,000	9.125		08/01/14	4,200,000
Verso Paper Holdings LLC, Inc. (CCC+/B3)
5,000,000	11.375		08/01/16	3,925,000

				76,280,608

Printing – 0.2%
SGS International, Inc. (B-/B3)
4,750,000	12.000		12/15/13	3,823,750
Valassis Communications, Inc. (B-/B3)
5,000,000	8.250		03/01/15	3,450,000

				7,273,750

Publishing – 2.5%
Dex Media West Finance Co. (BB-/B1)
300,000	8.500		08/15/10	261,750
Dex Media West LLC (B+/B1)
6,744,000	9.875		08/15/13	4,181,280
Dex Media, Inc. (B-/B2)
1,250,000	8.000		11/15/13	575,000
12,750,000	9.000	(e)	11/15/13	5,992,500

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
Publishing – (continued)

Idearc, Inc. (B-/B3)
$12,500,000	8.000%	11/15/16	$3,531,250
Lighthouse International Co. SA (BB-/B2)
EUR 10,000,000	8.000	04/30/14	8,517,192
Morris Publishing Group LLC (CCC/Caa1)
$4,500,000	7.000	08/01/13	1,080,000
Nielsen Finance LLC Co. (B-/Caa1)
15,000,000	10.000	08/01/14	14,343,750
Nielsen Finance LLC Co. (CCC+/Caa1)(e)
20,000,000	12.500	08/01/16	13,150,000
RH Donnelley Corp. (B+/B1)(a)
2,820,000	11.750	05/15/15	1,734,300
RH Donnelley Corp. (B-/B3)
7,000,000	6.875	01/15/13	2,730,000
7,000,000	8.875	01/15/16	2,310,000
The Nielsen Co. (CCC+/Caa1)(e)
EUR 10,000,000	11.125	08/01/16	6,757,442
TL Acquisitions, Inc. (CCC+/Caa1)(a)
$18,500,000	10.500	01/15/15	14,892,500
Truvo Subsidiary Corp. (CCC+/Caa1)
EUR 19,750,000	8.500	12/01/14	14,458,109

			94,515,073

Real Estate – 0.3%
Castle HoldCo Ltd. (B/Caa1)(c)
GBP 2,000,000	8.643	05/15/14	1,422,280
Castle HoldCo Ltd. (CCC+/Caa3)
2,500,000	9.875	05/15/15	1,355,611
Fontainebleau Las Vegas Holdings Corp. LLC (CCC/Caa1)(a)
$5,000,000	10.250	06/15/15	1,700,000
Realogy Corp. (B-/Caa2)
7,000,000	10.500	04/15/14	3,185,000
2,750,000	11.000 (b)	04/15/14	1,086,250
Realogy Corp. (CCC/Caa3)
5,000,000	12.375	04/15/15	1,875,000

			10,624,141

Restaurants – 0.5%
Landry’s Restaurants, Inc. (CCC+/B3)(d)
9,050,000	9.500	12/15/14	8,190,250
NPC International, Inc. (CCC+/Caa1)
2,500,000	9.500	05/01/14	2,062,500
OSI Restaurant Partners, Inc. (CCC/Caa1)
10,000,000	10.000	06/15/15	4,450,000
Seminole Hard Rock Entertainment, Inc. (BB/B1)(a)(c)
5,250,000	5.319	03/15/14	3,963,750

			18,666,500

Retailers – 1.3%
AutoNation, Inc. (BB+/Ba2)
745,000	7.000%	04/15/14	644,425
Burlington Coat Factory Warehouse Corp. (CCC/B3)
2,250,000	11.125	04/15/14	1,282,500
Claire’s Stores, Inc. (CCC/Caa3)
2,625,000	10.500	06/01/17	918,750
Claire’s Stores, Inc. (CCC+/Caa2)
3,000,000	9.625	06/01/15	810,000

Edcon Proprietary Ltd. (BB-/B2)(c)
EUR 12,750,000	8.208	06/15/14	10,679,925
General Nutrition Centers, Inc. (CCC/Caa1)(b)(c)
$7,000,000	7.584	03/15/14	5,845,000
Michaels Stores, Inc. (CCC/Caa1)
9,500,000	10.000	11/01/14	5,842,500
Michaels Stores, Inc. (CCC/Caa2)
11,000,000	11.375	11/01/16	5,170,000
Neiman-Marcus Group, Inc. (B/B3)
14,500,000	10.375	10/15/15	12,071,250
Neiman-Marcus Group, Inc. (B+/B2)(b)
7,000,000	9.000	10/15/15	5,836,250

			49,100,600

Retailers – Food & Drug – 0.6%
Ahold Lease USA, Inc. (BBB-/Baa3)(e)
856,392	7.820	01/02/20	923,833
2,000,000	8.620	01/02/25	2,235,000
Ingles Markets, Inc. (B+/B2)
4,615,000	8.875	12/01/11	4,649,613
Rite Aid Corp. (B+/Caa1)
5,000,000	7.500	03/01/17	3,850,000
Rite Aid Corp. (CCC+/Caa2)
3,625,000	9.375	12/15/15	1,957,500
7,000,000	9.500	06/15/17	3,657,500
Supervalu, Inc. (B+/B1)
5,000,000	7.500	11/15/14	4,850,000

			22,123,446

Services Cyclical – Business Services – 1.6%
ACCO Brands Corp. (B+/B2)
7,500,000	7.625	08/15/15	5,850,000
Carlson Wagonlit BV (B-/B2)(c)
EUR 9,000,000	10.713	05/01/15	7,982,228
Cornell Co., Inc. (B/B2)
$1,500,000	10.750	07/01/12	1,492,500
Corrections Corp. of America (BB/Ba2)
2,000,000	7.500	05/01/11	1,975,000
625,000	6.750	01/31/14	584,375
Great Lakes Dredge & Dock Co. (B-/Caa1)
3,500,000	7.750	12/15/13	3,220,000
Iron Mountain, Inc. (B+/B2)
3,000,000	8.625	04/01/13	2,970,000
1,500,000	6.625	01/01/16	1,425,000
4,250,000	8.000	06/15/20	4,133,125
ISS Holdings A/S (B/Caa1)
EUR 9,000,000	8.875	05/15/16	11,149,779
Savcio Holdings Ltd. (B+/B2)
2,000,000	8.000	02/15/13	2,336,948
West Corp. (B-/Caa1)
$10,000,000	9.500	10/15/14	7,700,000
14,250,000	11.000	10/15/16	10,545,000

			61,363,955

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Bonds – (continued)
Services Cyclical – Business Services – (continued)

Services Cyclical – Consumer Services – 0.1%
Service Corp. International (BB-/B1)
$1,750,000	6.750%		04/01/16	$1,513,750
2,125,000	7.000		06/15/17	1,838,125

				3,351,875

Services Cyclical – Rental Equipment – 1.5%
Ahern Rentals, Inc. (B+/B3)
3,000,000	9.250		08/15/13	1,500,000
Ashtead Capital, Inc. (B/B1)(a)
3,000,000	9.000		08/15/16	2,610,000
Ashtead Holdings PLC (B/B1)(a)
2,000,000	8.625		08/01/15	1,720,000
Avis Budget Car Rental (B+/Ba3)
955,000	7.625		05/15/14	620,750
Europcar Groupe SA (B+/B3)
EUR 3,250,000	8.125		05/15/14	2,287,676
Europcar Groupe SA (BB-/B2)(c)
4,000,000	8.465		05/15/13	3,266,097
Hertz Corp. (B/B2)
$10,000,000	10.500		01/01/16	8,450,000
Hertz Corp. (BB-/B1)
EUR 1,500,000	7.875		01/01/14	1,562,658
$10,725,000	8.875		01/01/14	9,277,125
Neff Corp. (CCC+/Caa2)
3,000,000	10.000		06/01/15	900,000
RSC Equipment Rental, Inc. (B-/Caa1)
15,500,000	9.500		12/01/14	11,780,000
United Rentals North America, Inc. (B/B2)
7,000,000	7.750		11/15/13	5,285,000
5,750,000	7.000		02/15/14	4,197,500
United Rentals North America, Inc. (BB-/B1)
5,000,000	6.500		02/15/12	4,175,000

				57,631,806

Technology – Hardware – 2.0%
Avago Technologies (B/B3)
6,250,000	11.875		12/01/15	6,531,250
Avago Technologies Finance Corp. (BB-/B1)
11,500,000	10.125		12/01/13	11,873,750
Freescale Semiconductor, Inc. (B-/B2)
4,750,000	8.875		12/15/14	3,325,000
12,825,000	9.125	(b)	12/15/14	8,143,875
Freescale Semiconductor, Inc. (B-/B3)
10,000,000	10.125		12/15/16	6,450,000
Lucent Technologies, Inc. (BB-/Ba3)
1,250,000	5.500		11/15/08	1,234,375
10,750,000	6.450		03/15/29	6,718,750
Nortel Networks Ltd. (B-/B3)
1,000,000	7.041	%(c)	07/15/11	665,000
4,750,000	10.125		07/15/13	3,016,250
3,000,000	10.750		07/15/16	1,755,000
NXP BV/NXP Funding LLC (B-/B3)
750,000	5.541	(c)	10/15/13	498,750
EUR 1,500,000	7.713	(c)	10/15/13	1,288,137
$4,625,000	7.875		10/15/14	3,133,438

NXP BV/NXP Funding LLC (CCC+/Caa2)
EUR 5,500,000	8.625		10/15/15	3,716,593
$10,005,000	9.500		10/15/15	5,227,612
Spansion, Inc. (B/Caa2)(a)
6,000,000	11.250		01/15/16	3,480,000
Xerox Corp. (BBB/Baa2)
EUR 2,000,000	9.750		01/15/09	2,826,159
$2,250,000	9.750		01/15/09	2,287,402
2,000,000	7.625		06/15/13	2,026,555

				74,197,896

Technology – Software/Services – 2.3%
First Data Corp. (B/B3)(a)
19,500,000	9.875		09/24/15	15,307,500
Sabre Holdings Corp. (B-/Caa1)
10,000,000	8.350		03/15/16	6,400,000
Serena Software, Inc. (CCC+/Caa1)
5,000,000	10.375		03/15/16	4,400,000
Sungard Data Systems, Inc. (B/Caa1)
12,000,000	9.125		08/15/13	10,800,000
6,000,000	10.625	(a)	05/15/15	5,655,000
Sungard Data Systems, Inc. (B-/Caa1)
26,125,000	10.250		08/15/15	22,794,063
Travelport, Inc. (B/B3)
EUR 2,000,000	9.588	(c)(d)	09/01/14	1,984,998
$15,500,000	9.875		09/01/14	12,400,000
Travelport, Inc. (CCC+/Caa1)
11,000,000	11.875		09/01/16	7,892,500
Travelport, Inc. (Caa1)
EUR 375,000	10.875		09/01/16	345,791

				87,979,852

Telecommunications – 2.3%
BCM Ireland Finance Ltd. (B-/B3)(c)
3,000,000	9.965		08/15/16	3,209,785
Citizens Communications Co. (BB/Ba2)
$7,625,000	9.250		05/15/11	7,663,125
2,500,000	6.250		01/15/13	2,350,000
Frontier Communications Corp. (BB/Ba2)
8,750,000	6.625		03/15/15	7,393,750
Level 3 Financing, Inc. (CCC+/Caa1)
10,000,000	9.250		11/01/14	7,575,000
Nordic Telephone Co. Holdings (B+/B2)
EUR 14,250,000	8.250		05/01/16	16,650,759
$9,000,000	8.875	(a)	05/01/16	8,370,000
Qwest Capital Funding, Inc. (B+/B1)
750,000	7.000		08/03/09	738,750
5,500,000	7.900		08/15/10	5,280,000
Qwest Communications International, Inc. (B+/Ba3)
3,000,000	7.500		02/15/14	2,625,000
Qwest Communications International, Inc. Series B (B+/Ba3)
1,500,000	7.500		02/15/14	1,312,500
Qwest Corp. (BBB-/Ba1)
7,750,000	8.875		03/15/12	7,527,187
1,450,000	7.500		10/01/14	1,276,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Bonds – (continued)
Telecommunications – (continued)

Windstream Corp. (BB/Ba3)
$4,000,000	8.125%		08/01/13	$3,830,000
7,250,000	8.625		08/01/16	6,724,375
2,200,000	7.000		03/15/19	1,782,000

				84,308,231

Telecommunications – Cellular – 3.5%
American Tower Corp. (BB+/Ba1)
5,000,000	7.125		10/15/12	4,937,500
3,000,000	7.000	(a)	10/15/17	2,895,000
Centennial Cellular Communications (B/B2)
1,500,000	10.125		06/15/13	1,485,000
Digicel Group Ltd. (Caa1)(a)
15,000,000	8.875		01/15/15	12,750,000
7,573,000	9.125	(b)	01/15/15	6,437,050
Digicel Group Ltd. (B2)(a)
4,000,000	9.250		09/01/12	3,960,000
Hellas Telecommunications III (CCC+/B3)
EUR 7,250,000	8.500		10/15/13	7,348,718
Hellas Telecommunications Luxembourg II (CCC+/Caa1)(c)
10,000,000	10.963		01/15/15	7,954,072
Hellas Telecommunications Luxembourg V (B/B1)(c)
1,500,000	8.463		10/15/12	1,615,451
Nextel Communications, Inc. (BB/Baa3)
$3,000,000	5.950		03/15/14	2,126,256
14,000,000	7.375		08/01/15	9,426,929
Orascom Telecom Finance SCA (B-/B2)(a)
17,250,000	7.875		02/08/14	14,835,000
Sprint Capital Corp. (BB/Baa3)
16,000,000	6.900		05/01/19	12,561,846
4,500,000	8.750		03/15/32	3,452,757
Sprint Nextel Corp. (BB/Baa3)
10,000,000	6.000		12/01/16	7,650,438
VIP Finance Ireland Ltd. for OJSC Vimpel Communications (BB+/Ba2)(a)
5,000,000	9.125		04/30/18	3,550,000
Wind Acquisition Finance SA (B/B2)
EUR 8,500,000	9.750		12/01/15	10,829,504
$16,750,000	10.750	(a)	12/01/15	16,415,000

				130,230,521

Telecommunications – Satellites – 0.9%
Inmarsat Finance II PLC (BB-/B1)(e)
6,000,000	10.375		11/15/12	5,947,500
Inmarsat Finance PLC (BB/Ba3)
1,395,000	7.625		06/30/12	1,367,100
Intelsat Bermuda Ltd. (CCC+/Caa2)
5,000,000	11.250		06/15/16	4,887,500
2,000,000	11.250	(a)(e)	02/04/17	1,560,000
Intelsat Bermuda Ltd. (CCC+/Caa3)
1,500,000	6.500		11/01/13	960,000
Intelsat Intermediate Holding Co. Ltd. (B-/Caa1)(a)(e)
4,500,000	9.500		02/01/15	3,611,250
Intelsat Ltd. (CCC+/Caa3)
9,000,000	7.625		04/15/12	6,840,000

Intelsat Subsidiary Holding Co. Ltd. (BB-/B3)(a)
4,500,000	8.500		01/15/13	4,230,000
3,250,000	8.875		01/15/15	3,022,500

				32,425,850

Textiles & Apparel – 0.3%
Oxford Industries, Inc. (B+/B2)
3,500,000	8.875		06/01/11	3,163,125
Perry Ellis International, Inc. (B-/B3)
1,225,000	8.875		09/15/13	1,090,250
Propex Fabrics, Inc. (WR)(f)
2,500,000	10.000		12/01/12	25,000
Quiksilver, Inc. (B/B1)
8,750,000	6.875		04/15/15	6,037,500
Warnaco, Inc. (BB+/Ba3)
2,000,000	8.875		06/15/13	2,010,000

				12,325,875

Tobacco – 0.1%
Alliance One International, Inc. (B+/B2)
1,000,000	8.500		05/15/12	932,500
4,500,000	11.000		05/15/12	4,443,750

				5,376,250

Transportation – 0.1%
Stena AB (BB+/Ba2)
EUR 3,250,000	6.125		02/01/17	3,317,130

				3,317,130

Utilities – Distribution – 0.5%
AmeriGas Partners LP (Ba3)
$3,000,000	7.250		05/20/15	2,775,000
AmeriGas Partners LP/AmeriGas Eagle Finance Corp. (Ba3)
6,750,000	7.125		05/20/16	6,142,500
Ferrellgas Finance LP (B+/Ba3)
438,000	6.750		05/01/14	363,540
Inergy LP/Inergy Finance Corp. (B+/B1)
3,550,000	6.875		12/15/14	3,106,250
3,000,000	8.250		03/01/16	2,760,000
Suburban Propane Partners LP (B+/B1)
5,000,000	6.875		12/15/13	4,450,000

				19,597,290

Utilities – Electric – 3.9%
Allegheny Energy Supply Co. LLC (BBB-/Ba1)(a)
5,000,000	8.250		04/15/12	5,075,000
Dynegy Holdings, Inc. (B/B2)
3,000,000	8.750		02/15/12	2,865,000
4,000,000	7.500		06/01/15	3,440,000
4,000,000	8.375		05/01/16	3,500,000
1,500,000	7.125		05/15/18	1,140,000
7,000,000	7.750		06/01/19	5,827,500
Edison Mission Energy (BB-/B1)
2,000,000	7.500		06/15/13	1,920,000
5,000,000	7.750		06/15/16	4,725,000
10,000,000	7.000		05/15/17	9,050,000
6,000,000	7.200		05/15/19	5,310,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
Utilities – Electric – (continued)

Elwood Energy LLC (BB/Ba1)
$2,174,430	8.159%	07/05/26	$2,022,220
Intergen NV (BB-/Ba3)(a)
4,500,000	9.000	06/30/17	4,511,250
Ipalco Enterprises, Inc. (BB/Ba1)
1,500,000	8.625	11/14/11	1,515,000
Midwest Generation LLC (BB+/Baa3)
357,811	8.300	07/02/09	359,600
4,174,001	8.560	01/02/16	4,174,001
Mirant Americas Generation LLC (B-/B3)
8,500,000	8.300	05/01/11	8,181,250
Mirant Mid-Atlantic LLC (BB/Ba1)
2,236,320	9.125	06/30/17	2,404,044
Mirant North America LLC (B-/B1)
7,500,000	7.375	12/31/13	6,975,000
NRG Energy, Inc. (B/B1)
13,250,000	7.250	02/01/14	12,190,000
17,250,000	7.375	02/01/16	15,870,000
6,000,000	7.375	01/15/17	5,460,000
Orion Power Holdings, Inc. (BB/Ba3)
3,500,000	12.000	05/01/10	3,526,250
Reliant Energy, Inc. (B+/B1)
4,000,000	7.625	06/15/14	2,970,000
8,500,000	7.875	06/15/17	6,290,000
The AES Corp. (BB-/B1)
5,500,000	9.500	06/01/09	5,541,250
5,250,000	9.375	09/15/10	5,315,625
6,250,000	7.750	10/15/15	5,703,125
6,500,000	8.000	10/15/17	5,980,000
6,250,000	8.000 (a)	06/01/20	5,468,750

			147,309,865

Utilities – Pipelines – 2.0%
El Paso Corp. (BB-/Ba3)
11,000,000	7.000	06/15/17	10,037,500
El Paso Natural Gas Co. (BB/Baa3)
3,125,000	8.625	01/15/22	3,121,128
2,375,000	7.500	11/15/26	2,198,539
4,250,000	8.375	06/15/32	4,282,623
Mark West Energy Partners LP/Mark West Energy Finance Corp. Series B (B+/B2)
6,750,000	8.500	07/15/16	6,412,500
Regency Energy Partners (B/B1)
3,998,000	8.375	12/15/13	3,598,200
Southern Natural Gas Co. (BB/Baa3)
3,000,000	7.350	02/15/31	2,684,514
3,000,000	8.000	03/01/32	2,878,050
Southern Star Central Corp. (BB+/Ba2)
1,000,000	6.750	03/01/16	922,500
Targa Resources Partners LP (B/B2)(a)
2,000,000	8.250	07/01/16	1,720,000
Targa Resources, Inc. (CCC+/B3)
9,055,000	8.500	11/01/13	7,877,850

Tennessee Gas Pipeline Co. (BB/Baa3)
250,000	7.500	04/01/17	241,875
3,000,000	7.000	10/15/28	2,649,014
3,750,000	8.375	06/15/32	3,937,980
1,500,000	7.625	04/01/37	1,405,697
The Williams Cos., Inc. (BB+/Baa3)
4,750,000	8.125	03/15/12	4,868,750
3,000,000	7.625	07/15/19	2,985,000
11,000,000	7.875	09/01/21	11,000,000
1,000,000	7.500	01/15/31	920,000

			73,741,720

TOTAL CORPORATE BONDS
(Cost $3,862,357,166)			$3,105,279,375

	Dividend	Maturity
Shares	Rate	Date	Value

Preferred Stocks – 0.0%

Lucent Technologies Capital Trust I
1,000	7.750%	03/15/17	$390,000
Pliant Corp.(b)
2,796	13.000	09/01/09	167,760
Spanish Broadcasting Systems, Inc.(b)(d)
2,994	10.750	10/15/13	1,047,900

TOTAL PREFERRED STOCKS
(Cost $6,866,180)			$1,605,660

Shares	Description	Value

Common Stocks – 0.2%

1,996,917	Adelphia Recovery Trust Series ACC-1*	$39,938
24,334	Axiohm Transaction Solutions, Inc.*	243
195,700	Huntsman Corp.	2,465,820
8,366	iPCS, Inc.*	186,311
1,656	Nycomed*	23
567,500	Parmalat SpA(a)	1,323,240
351	Pliant Corp.*	4
33,975	Polymer Group, Inc.*	373,725
2,500	Port Townsend Holdings Co., Inc.*	912,500
20,372	Smurfit Kappa Funding PLC*	87,760
410	Time Warner Cable, Inc.	9,922
103,389	Viasystems Group, Inc.*	1,033,890
1,051	Zemex Minerals Group, Inc.*	—

TOTAL COMMON STOCKS
(Cost $13,661,058)		$6,433,376

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

	Expiration
Units	Date	Value

Warrants(f)* – 0.0%

APP China Group Ltd.
2,731	03/15/10	$—
Avecia Group PLC (Ordinary)(a)
40,000	07/01/10	400
Avecia Group PLC (Preferred)(a)
40,000	01/01/10	400
Merrill Corp. Class A(a)
1,500	05/01/09	15
Parmalat SpA(a)
650	12/31/15	1,519

TOTAL WARRANTS
(Cost $1,028,072)		$2,334

Shares	Description	Value

Special Purpose Entity* – 0.0%

526,991	Adelphia Recovery Trust
(Cost $63,727)		$73,779

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 83.3%
(Cost $3,883,976,203)		$3,113,394,524

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(g) – 10.6%

Joint Repurchase Agreement Account II
$396,100,000	1.944%	10/01/08	$396,100,000
Maturity Value: $396,121,389
(Cost $396,100,000)

TOTAL INVESTMENTS – 93.9%
(Cost $4,280,076,203)			$3,509,494,524

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.1%			227,945,124

NET ASSETS – 100.0%			$3,737,439,648

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $384,457,560, which represents approximately 10.3% of net assets as of September 30, 2008.

(b)	Pay-in-kind securities.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

(d)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	These securities are issued with a zero coupon or interest rate which increases to the stated rate at a set date in the future.

(f)	Security is currently in default/non-income producing.

(g)	Joint repurchase agreement was entered into on September 30, 2008. Additional information appears on page 63.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

As a % of
Net Assets

Investments Industry Classifications†

Aerospace	0.7%
Agriculture	0.6
Automotive	3.2
Building Materials	2.7
Capital Goods	2.4
Chemicals	3.9
Conglomerates	1.2
Consumer Products	4.6
Defense	1.1
Energy	4.5
Entertainment & Leisure	0.6
Environmental	1.1
Finance	1.3
Food	1.5
Gaming	4.9
Health Care	7.0
Home Construction	0.4
Lodging	0.6
Machinery	0.3
Media	6.6
Metals	1.8
Packaging	3.6
Paper	2.1
Printing	0.2
Publishing	2.5
Real Estate	0.3
Restaurants	0.5
Retailers	1.9
Services Cyclical	3.3
Short-term Investments#	16.7
Technology	4.4
Telecommunications	6.6
Textiles & Apparel	0.3
Tobacco	0.1
Transportation	0.1
Utilities	6.4

TOTAL INVESTMENTS	100.0%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include repurchase agreements and other assets/liabilities.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At September 30, 2008, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

British Pound	Sale	11/14/08	$16,421,945	$15,511,261	$910,684
Euro	Sale	11/14/08	636,319,243	606,941,520	29,377,723

TOTAL					$30,288,407

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Euro	Purchase	11/14/08	$42,538,166	$41,714,861	$(823,305)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – 81.9%

Automotive – 0.6%
Ford Motor Credit Co. LLC
$1,700,000	5.700%	01/15/10	$1,305,183

Banks – 14.0%
ANZ Capital Trust I(a)(b)
1,725,000	4.484	12/15/49	1,680,633
ANZ Capital Trust II(a)(b)
800,000	5.360	12/29/49	714,416
Astoria Financial Corp.(b)
225,000	5.750	10/15/12	193,957
Banca Popolare di Bergamo Capital Trust(b)(c)
EUR 475,000	8.364	02/15/49	638,948
Bank of America Corp.
$5,000,000	5.420	03/15/17	3,980,010
Citigroup, Inc.
1,750,000	5.500	04/11/13	1,527,507
2,525,000	6.875	03/05/38	2,071,341
HBOS PLC(a)(b)(c)
1,750,000	5.375	11/01/49	1,082,672
HSBC Capital Funding LP(a)(b)(c)
1,050,000	4.610	06/27/49	826,126
ING Capital Funding Trust III(b)(c)
1,075,000	8.439	12/31/49	991,268
JPMorgan Chase & Co.(b)(c)
1,225,000	7.900	04/30/49	1,031,303
JPMorgan Chase Capital Co. Series T(b)
1,650,000	6.550	09/29/36	1,213,217
Manufacturers & Traders Trust Co.(b)(c)
1,495,000	5.585	12/28/20	1,146,655
MUFG Capital Finance 1 Ltd.(b)(c)
3,025,000	6.346	07/25/49	2,132,332
Nordea Bank Sweden AB(a)(b)(c)
2,380,000	8.950	11/29/49	2,146,213
Northern Trust Co.
1,625,000	6.500	08/15/18	1,656,809
PNC Bank NA
1,000,000	4.875	09/21/17	835,451
850,000	6.000	12/07/17	770,477
RBS Capital Trust II(b)(c)
1,000,000	5.512	09/30/49	690,334
Resona Bank Ltd.(a)(b)(c)
1,475,000	5.850	04/15/49	1,084,839
Resona Preferred Global Securities Ltd.(a)(b)(c)
3,475,000	7.191	07/30/49	2,579,809
Royal Bank of Scotland Group PLC(b)(c)
2,425,000	9.118	03/31/49	2,351,474
Santander Issuances SA Unipersonal(a)(b)(c)
700,000	5.805	06/20/16	671,650
Sovereign Bank(b)(c)
455,000	4.511	08/01/13	333,069
Sumitomo Mitsui Banking Corp.(a)(b)(c)
450,000	5.625	10/15/49	359,495
Unicredito Italiano Capital Trust II(a)(b)(c)
500,000	9.200	10/05/49	479,190

			33,189,195

Brokerage – 4.7%
Bear Stearns Cos., Inc.
5,600,000	6.400	10/02/17	5,139,885
925,000	7.250	02/01/18	889,738
Merrill Lynch & Co., Inc.
1,200,000	6.400	08/28/17	1,022,519
Morgan Stanley(b)
1,225,000	6.625	04/01/18	820,750
Morgan Stanley & Co.(b)
5,100,000	6.250	08/28/17	3,162,209

			11,035,101

Captive Auto – 0.2%
General Motors Acceptance Corp.
1,275,000	6.875	09/15/11	573,750

Captive Financial(b) – 0.7%
Nelnet, Inc.
1,760,000	5.125	06/01/10	1,631,178

Distributor(a)(b) – 0.4%
Southern Star Central Gas Pipeline, Inc.
1,100,000	6.000	06/01/16	997,447

Diversified Manufacturing(a)(b) – 0.8%
Tyco International Group SA
2,000,000	6.875	01/15/21	1,908,500

Electric(b) – 3.3%
Arizona Public Service Co.
500,000	6.250	08/01/16	471,114
Commonwealth Edison Co.
1,475,000	6.150	09/15/17	1,394,922
1,025,000	5.900	03/15/36	824,877
MidAmerican Energy Holdings Co.
2,475,000	5.750	04/01/18	2,283,163
NiSource Finance Corp.(c)
500,000	3.381	11/23/09	487,234
Progress Energy, Inc.
1,000,000	7.000	10/30/31	955,558
Public Service Co. of Oklahoma Series G
1,650,000	6.625	11/15/37	1,453,927

			7,870,795

Energy(b) – 4.6%
EnCana Corp.
2,325,000	6.500	02/01/38	1,875,819
Kerr-McGee Corp.
3,000,000	6.950	07/01/24	2,835,885
Petro-Canada
725,000	6.050	05/15/18	632,860
Transocean, Inc.
1,175,000	6.000	03/15/18	1,096,623
Valero Energy Corp.
2,600,000	6.125	06/15/17	2,433,629
XTO Energy, Inc.
2,350,000	6.750	08/01/37	2,085,195

			10,960,011

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Bonds – (continued)
Energy(b) – (continued)

Entertainment – 0.5%
Time Warner Entertainment Co.
$1,290,000	8.375%		03/15/23	$1,255,396

Food & Beverage – 0.8%
Cargill, Inc.(a)(b)
1,250,000	6.000		11/27/17	1,176,083
Kraft Foods, Inc.
750,000	6.500		08/11/17	721,652

				1,897,735

Gaming(b) – 0.2%
Harrah’s Operating Co., Inc.
500,000	5.500		07/01/10	385,000

Life Insurance – 6.1%
Americo Life, Inc.(a)(b)
550,000	7.875		05/01/13	544,814
AXA Financial, Inc.(b)
805,000	7.750		08/01/10	843,358
AXA SA(a)(b)(c)
550,000	6.463		12/31/49	314,118
Lincoln National Corp.(b)(c)
1,600,000	7.000		05/17/66	1,341,680
MetLife Capital Trust X(a)(b)(c)
600,000	9.250		04/08/38	569,519
Nationwide Life Global Funding I(a)
2,450,000	5.450		10/02/12	2,453,442
Phoenix Life Insurance Co.(a)(b)
2,600,000	7.150		12/15/34	2,481,598
Reinsurance Group of America, Inc.
625,000	6.750		12/15/11	601,829
2,250,000	6.750	(b)(c)	12/15/65	1,565,415
SL Finance PLC(b)(c)
EUR 650,000	6.375		07/12/22	823,106
Symetra Financial Corp.(a)(b)
$1,600,000	6.125		04/01/16	1,289,192
725,000	8.300	(c)	10/15/37	501,705
The MONY Group, Inc.(b)
1,000,000	8.350		03/15/10	1,050,136

				14,379,912

Media – Cable – 3.9%
British Sky Broadcasting Group PLC(a)(b)
1,975,000	6.100		02/15/18	1,892,682
Comcast Cable Communications Holdings, Inc.
2,200,000	8.375		03/15/13	2,307,338
1,350,000	9.455		11/15/22	1,495,510
Rogers Communications, Inc.(b)
2,500,000	6.800		08/15/18	2,365,075
Time Warner Cable, Inc.(b)
1,300,000	5.400		07/02/12	1,236,581

				9,297,186

Media – Non Cable(b) – 1.3%
News America, Inc.
2,450,000	6.650		11/15/37	2,101,714
Thomson Reuters Corp.
1,025,000	6.500		07/15/18	980,272

				3,081,986

Metals & Mining(b) – 1.7%
ArcelorMittal(a)
1,925,000	6.125		06/01/18	1,705,764
Inco Ltd.
2,050,000	5.700		10/15/15	1,852,915
Xstrata Canada Corp.
500,000	7.250		07/15/12	511,796

				4,070,475

Noncaptive – Financial – 4.7%
American General Finance Corp.(d)
1,225,000	8.450		10/15/09	857,133
Countrywide Home Loans, Inc.
3,025,000	5.625		07/15/09	2,860,830
954,000	4.125		09/15/09	891,990
GATX Financial Corp.(b)
3,400,000	5.125		04/15/10	3,426,574
Nelnet, Inc.(b)(c)
625,000	7.400		09/29/36	426,299
PHH Corp.(b)
750,000	7.125		03/01/13	683,760
SLM Corp.
2,750,000	5.400		10/25/11	1,925,000

				11,071,586

Pipelines(b) – 6.2%
Energy Transfer Partners LP
6,652,000	5.950		02/01/15	6,155,838
Enterprise Products Operating LP
2,350,000	5.600		10/15/14	2,186,740
275,000	5.000		03/01/15	245,225
Gulf South Pipeline Co. LP(a)
1,900,000	6.300		08/15/17	1,821,484
ONEOK Partners LP
1,400,000	6.150		10/01/16	1,321,943
Southern Natural Gas Co.(a)
700,000	5.900		04/01/17	617,423
Tennessee Gas Pipeline Co.
1,150,000	8.375		06/15/32	1,207,647
TransCanada PipeLines Ltd.(c)
1,500,000	6.350		05/15/67	1,186,623

				14,742,923

Property/Casualty Insurance – 8.3%
Ace Capital Trust II(b)
250,000	9.700		04/01/30	253,311
Ace INA Holdings, Inc.(b)
1,500,000	6.700		05/15/36	1,333,863
AON Capital Trust A
900,000	8.205		01/01/27	778,595

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
Property/Casualty Insurance – (continued)

Arch Capital Group Ltd.(b)
$1,245,000	7.350%	05/01/34	$1,251,502
Aspen Insurance Holdings Ltd.(b)
1,025,000	6.000	08/15/14	935,753
Catlin Insurance Co. Ltd.(a)(b)(c)
1,050,000	7.249	01/19/49	468,730
CNA Financial Corp.(b)
1,000,000	5.850	12/15/14	950,931
Endurance Specialty Holdings Ltd.(b)
1,100,000	6.150	10/15/15	921,284
1,350,000	7.000	07/15/34	1,202,835
Everest Reinsurance Holdings, Inc.(b)(c)
1,500,000	6.600	05/15/37	876,699
Marsh & McLennan Cos., Inc.(b)
1,000,000	5.150	09/15/10	998,288
PartnerRe Finance(b)(c)
175,000	6.440	12/01/66	122,824
QBE Capital Funding II LP(a)(b)(c)
925,000	6.797	06/01/49	738,490
QBE Insurance Group Ltd.(a)(b)(c)
855,000	5.647	07/01/23	852,144
Swiss Re Capital I LP(a)(b)(c)
2,475,000	6.854	05/29/49	2,103,468
The Chubb Corp.(b)(c)
1,625,000	6.375	03/29/67	1,285,470
The Travelers Cos., Inc.(b)(c)
1,300,000	6.250	03/15/37	999,874
White Mountains Reinsurance Group Ltd.(a)(b)
1,725,000	6.375	03/20/17	1,547,385
ZFS Finance USA Trust I(a)(b)(c)
1,375,000	6.150	12/15/65	998,553
ZFS Finance USA Trust II(a)(b)(c)
1,275,000	6.450	12/15/65	918,009

			19,538,008

Real Estate Investment Trusts – 11.7%
Arden Realty LP(b)(e)
1,160,000	5.200	09/01/11	1,114,161
BRE Properties, Inc.(b)
3,525,000	7.450	01/15/11	3,552,541
Camden Property Trust(b)
1,650,000	4.375	01/15/10	1,599,432
Colonial Realty LP(b)
1,750,000	6.050	09/01/16	1,467,989
Health Care Property Investors, Inc.(b)
1,825,000	5.950	09/15/11	1,722,296
Highwoods Properties, Inc.(b)
2,925,000	5.850	03/15/17	2,346,298
Hospitality Properties Trust(b)
775,000	6.700	01/15/18	609,007
iStar Financial, Inc. Series B(b)
2,950,000	5.700	03/01/14	1,445,500
Liberty Property LP(b)
225,000	7.750	04/15/09	224,760
Pan Pacific Retail Properties, Inc.(b)
1,350,000	5.950	06/01/14	1,301,971

Post Apartment Homes LP
1,500,000	7.700	12/20/10	1,550,540
3,000,000	6.300 (b)	06/01/13	2,918,865
ProLogis(b)
2,250,000	5.500	04/01/12	2,157,523
Shurgard Storage Centers, Inc.(b)
2,050,000	7.750	02/22/11	2,142,549
Simon Property Group LP(b)
1,000,000	5.600	09/01/11	987,283
1,350,000	6.125	05/30/18	1,195,831
WEA Finance LLC(a)(b)
1,625,000	7.125	04/15/18	1,460,882

			27,797,428

Restaurants(b) – 0.5%
Darden Restaurants, Inc.
1,225,000	5.625	10/15/12	1,154,375

Retailers(b) – 0.3%
CVS Caremark Corp.
800,000	6.250	06/01/27	720,278

Software(b) – 0.4%
Sabre Holdings Corp.
1,300,000	6.350	03/15/16	832,000

Technology(b) – 0.9%
Computer Sciences Corp.(a)
475,000	6.500	03/15/18	456,226
Fiserv, Inc.
1,775,000	6.125	11/20/12	1,745,821

			2,202,047

Tobacco – 1.2%
Imperial Tobacco Overseas BV
1,200,000	7.125	04/01/09	1,199,669
Philip Morris International, Inc.
1,800,000	5.650	05/16/18	1,663,801

			2,863,470

Wireless Telecommunications(b) – 1.4%
AT&T Wireless Services, Inc.
900,000	8.750	03/01/31	959,564
AT&T, Inc.
1,175,000	6.400	05/15/38	986,083
Sprint Capital Corp.
1,500,000	7.625	01/30/11	1,429,387

			3,375,034

Wirelines Telecommunications – 2.5%
Deutsche Telekom International Finance BV
1,650,000	8.750	06/15/30	1,673,162
Telecom Italia Capital(b)
1,700,000	4.950	09/30/14	1,440,274

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Corporate Bonds – (continued)
Wirelines Telecommunications – (continued)

Verizon Communications, Inc.(b)
$3,125,000	6.100%	04/15/18		$2,904,630

				6,018,066

TOTAL CORPORATE BONDS
(Cost $224,793,000)				$194,154,065

Mortgage-Backed Obligations – 12.8%

Collateralized Mortgage Obligations – 3.6%
Countrywide Alternative Loan Trust Series 2007-06, Class A4
$1,200,000	5.750%	04/25/47		$735,598
Countrywide Alternative Loan Trust Series 2007-15CB, Class A5
2,667,171	5.750	07/25/37		1,614,108
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7
2,122,047	6.000	08/25/37		1,367,807
Residential Asset Securitization Trust Series 2007-06, Class 1A3
1,813,203	6.000	04/25/37		910,030
Structured Adjustable Rate Mortgage Loan Trust Series 2005-21, Class 7A1(c)
2,387,731	6.011	11/25/35		1,654,285
Washington Mutual Pass-Through Certificates Series 2005-AR15, Class A1A1(c)
1,728,319	3.467	11/25/45		1,106,700
Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 1A1
1,761,497	6.000	06/25/37		1,202,016

				8,590,544

Federal Agencies – 9.2%
FNMA – 9.2%
470,454	4.500	10/01/18		463,536
103,308	4.500	11/01/18		101,789
173,564	4.500	12/01/18		171,011
678,603	4.500	05/01/19		666,502
338,612	4.500	06/01/19		332,575
235,457	4.500	08/01/19		231,258
2,375,701	6.000	02/01/36		2,409,030
1,624,300	6.000	10/01/36		1,647,088
3,847,878	6.000	05/01/38		3,901,645
6,000,000	5.500	TBA-15yr	(f)	5,983,128
6,000,000	4.500	TBA-15yr	(f)	5,839,998

				21,747,560

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $32,191,727)				$30,338,104

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 94.7%
(Cost $256,984,727)				$224,492,169

Repurchase Agreement(g) – 8.3%

Joint Repurchase Agreement Account II
$19,600,000	1.944%	10/01/08		$19,600,000
Maturity Value: $19,601,058
(Cost $19,600,000)

TOTAL INVESTMENTS – 103.0%
(Cost $276,584,727)				$244,092,169

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.0)%				(7,083,708)

NET ASSETS – 100.0%				$237,008,461

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $39,442,701, which represents approximately 16.6% of net assets as of September 30, 2008.

(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

(d)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $11,823,126 which represents approximately 5.0% of net assets as of September 30, 2008.

(g)	Joint repurchase agreement was entered into on September 30, 2008. Additional information appears on page 63.

Investment Abbreviations:
FNMA	—	Federal National Mortgage Association
LIBOR	—	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At September 30, 2008, the Fund had outstanding forward foreign currency exchange contracts to sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

British Pound	Sale	11/21/08	$485,003	$468,598	$16,405
Euro	Sale	10/31/08	2,276,369	2,194,874	81,495

TOTAL					$97,900

FORWARD SALES CONTRACT — At September 30, 2008, the Fund had the following forward sales contract:

	Interest	Maturity		Settlement	Principal
Description	Rate	Date		Date	Amount	Value

FNMA (Proceeds Receivable: $2,028,125)	6.000%	TBA-15yr	(d)	10/14/08	$2,000,000	$2,028,125

FUTURES CONTRACTS — At September 30, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(8)	December 2008	$(1,930,900)	$17,470
Eurodollars	(8)	March 2009	(1,940,700)	4,346
Eurodollars	(8)	June 2009	(1,939,200)	1,047
Eurodollars	(13)	September 2009	(3,148,438)	(3,620)
Eurodollars	(13)	December 2009	(3,138,200)	(1,020)
5 Year Euro-Bond	(14)	December 2008	(2,162,395)	(5,952)
U.S. Treasury Bonds	82	December 2008	9,608,094	(63,100)
2 Year U.S. Treasury Notes	44	December 2008	9,391,250	17,202
5 Year U.S. Treasury Notes	127	December 2008	14,253,766	(227,631)
10 Year U.S. Treasury Notes	(211)	December 2008	(24,185,875)	353,631

TOTAL				$92,373

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2008, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments	Upfront Payments
	Amount	Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	by the Fund	Gain (Loss)

Banc of America Securities LLC	$8,000	09/02/10	4.309%	3 month LIBOR	$—	$151,299
	7,000	10/19/15	4.965	3 month LIBOR	—	397,455
	500(a)	12/17/18	4.750	3 month LIBOR	16,645	(7,515)
	500(a)	12/17/28	3 month LIBOR	5.000%	(26,307)	7,306
	900(a)	12/17/28	5.000	3 month LIBOR	(15,199)	49,400
	4,000	03/19/35	5.288	3 month LIBOR	—	364,305
	2,800	04/09/35	5.266	3 month LIBOR	—	294,186
Credit Suisse First Boston Corp.	5,800(a)	12/17/13	4.250	3 month LIBOR	35,689	(9,676)
	1,200(a)	12/17/18	4.750	3 month LIBOR	23,948	(2,034)
	600(a)	12/17/23	3 month LIBOR	4.750	7,370	(13,123)
	1,100(a)	12/17/28	3 month LIBOR	5.000	(36,303)	(5,499)
	1,000(a)	12/17/38	5.000	3 month LIBOR	(9,021)	55,265
Deutsche Bank Securities, Inc.	2,700(a)	12/17/13	3 month LIBOR	4.250	(35,593)	16,349
	9,100(a)	12/17/13	4.250	3 month LIBOR	63,419	(22,605)
	800(a)	12/17/18	4.750	3 month LIBOR	14,000	609
	800(a)	12/17/28	3 month LIBOR	5.000	(20,842)	(9,559)
JPMorgan Securities, Inc.	2,100(a)	12/17/13	3 month LIBOR	4.250	(30,310)	15,342
	9,100(a)	12/17/13	4.250	3 month LIBOR	99,632	(58,818)
	2,300(a)	12/17/15	3 month LIBOR	4.500	10,310	(31,818)
	2,300(a)	12/17/18	4.750	3 month LIBOR	23,167	18,833
	11,700(a)	12/17/23	3 month LIBOR	4.750	124,275	(236,470)
	500(a)	12/17/28	3 month LIBOR	5.000	(26,071)	7,070
	1,900(a)	12/17/38	5.000	3 month LIBOR	(17,870)	105,733

TOTAL					$200,939	$1,086,035

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2008.

CREDIT DEFAULT SWAP CONTRACTS

		Notional	Rates
		Amount	paid by	Termination	Upfront Payments	Unrealized
Swap Counterparty	Referenced Obligation	(000s)	Fund	Date	received by the Fund	Gain (Loss)

Protection Purchased:
Credit Suisse First Boston Corp.	Computer Sciences Corp. 5.000%, 02/15/13	$475	(1.180)%	03/20/18	$—	$(18,539)
JPMorgan Securities, Inc.	CDX North America Investment Grade Index	5,000	(1.550)	06/20/13	(16,695)	44,859

TOTAL					$(16,695)	$26,320

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments
September 30, 2008 (Unaudited)

Principal		Interest		Maturity
Amount		Rate		Date	Value

Sovereign Debt Obligations – 42.9%

Argentina(a) – 3.7%
Republic of Argentina (B)
ARS	25,868,695	2.000%		01/03/16	$5,736,304

Colombia – 2.4%
Republic of Colombia (BB+/Ba1)
COP	9,000,000,000	9.850		06/28/27	3,753,231

Egypt – 0.6%
Arab Republic of Egypt (BB+/Ba1)
EGP	5,900,000	8.750		07/18/12	918,078

Hungary – 7.4%
Hungary Government Bond (BBB+/A2)
HUF	2,087,600,000	7.250		06/12/12	11,316,021

Mexico – 6.4%
Mexican Fixed Rate Bonds (A+/Baa1)
MXN	16,000,000	10.000		12/05/24	1,654,899
Mexican Udibonos (A+/Baa1)
	93,679,031	3.500		12/14/17	8,253,698

					9,908,597

Peru – 6.6%
Peru Government Bond (BBB+/Baa3)
PEN	27,378,000	12.250		08/10/11	10,108,058

Poland – 4.8%
Poland Government Bond (A/A2)
PLN	17,699,360	3.000		08/24/16	7,394,975

Turkey – 8.3%
Turkey Government Bond (BB)
TRY	9,248,136	10.000		02/15/12	6,829,561
Turkey Government Bond (Ba3)
	5,330,000	14.000		01/19/11	3,820,638
Turkey Government Bond
	3,000,000	16.000		08/28/13	2,157,542

					12,807,741

Uruguay – 2.7%
Republic of Uruguay (BB-/B1+)
UYU	93,904,027	5.000		09/14/18	4,188,302

TOTAL SOVEREIGN DEBT OBLIGATIONS
(Cost $73,082,000)					$66,131,307

Corporate Obligations – 12.8%

Brazil – 2.1%
Morgan Stanley (A+/A1)(b)
BRL	9,000,000	10.090%		05/03/17	$2,601,292
RBS-Zero Hora Editora Jornalistica SA (BB)
	2,000,000	11.250		06/15/17	725,209

					3,326,501

Germany – 1.3%
Kreditanstalt fuer Wiederaufbau (AAA/Aaa)
NGN	255,000,000	8.500		01/18/11	1,953,450

Russia – 6.5%
Gazprombank (BBB-/A3)
RUB	70,000,000	7.250		02/22/10	2,615,732
Red Arrow International Leasing Plc (BBB+/Baa2)
	209,463,878	8.375		06/30/12	7,428,391

					10,044,123

United Arab Emirates(a) – 2.9%
Jafz Sukuk Ltd. (A+/A1)
AED	19,100,000	3.291		11/27/12	4,422,512

TOTAL CORPORATE OBLIGATIONS
(Cost $24,229,787)					$19,746,586

Credit Linked Notes – 18.4%

Egypt(c)(d) – 3.6%
Arab Republic of Egypt
	$1,022,000	0.000%		04/16/09	$1,025,434
EGP	28,155,912	0.000		08/06/09	4,608,240

					5,633,674

Indonesia – 6.7%
Republic of Indonesia

IDR	46,000,000,000	10.000	(e)	07/15/17	4,093,097
	$7,670,484	10.000	(b)(f)	07/18/17	6,173,436

					10,266,533

Nigeria(c)(g) – 8.1%
Federal Republic of Nigeria
NGN	1,571,288,113	0.000		05/11/09	12,552,671

TOTAL CREDIT LINKED NOTES
(Cost $30,340,870)					$28,452,878

Foreign Debt Obligation – 0.8%

Supranational – 0.8%
International Bank Reconstruction & Development

UYU	28,902,640	3.400%		04/15/17	$1,248,636
(Cost $1,483,452)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 74.9%
(Cost $129,136,109)					$115,579,407

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(h) – 28.9%

Joint Repurchase Agreement Account II
$44,600,000	1.944%	10/01/08	$44,600,000
Maturity Value: $44,602,408

(Cost $44,600,000)

TOTAL INVESTMENTS – 103.8%
(Cost $173,736,109)			$160,179,407

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.8)%			(5,921,619)

NET ASSETS – 100.0%			$154,257,788

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $8,774,728, which represents approximately 5.7% of net assets as of September 30, 2008.

(c)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	The underlying security is issued by Citigroup Inc.

(e)	The underlying security is issued by HSBC Corp.

(f)	The underlying security is issued by J.P. Morgan Chase.

(g)	The underlying security is issued by Standard Bank Plc.

(h)	Joint repurchase agreement was entered into on September 30, 2008. Additional information appears on page 63.

Security ratings disclosed, if any, are issued by Standard & Poor’s/Moody’s Investors Service. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY CONTRACTS — At September 30, 2008, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Notional	Unrealized
Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Malaysian Ringgit	Sale	11/04/08	$1,000,000	$994,098	$5,902

Open Forward Foreign Currency	Contract	Expiration	Value on	Notional	Unrealized
Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Brazilian Real	Purchase	11/04/08	$9,512,979	$8,070,671	$(1,442,308)
Chilean Peso	Purchase	11/04/08	6,642,476	6,032,245	(610,231)
Indian Rupee	Purchase	11/04/08	8,282,159	7,593,394	(688,765)
Malaysian Ringgit	Purchase	11/04/08	8,497,624	8,055,022	(442,602)
New Taiwan Dollar	Purchase	11/04/08	6,606,455	6,208,543	(397,912)
Philippine Peso	Purchase	11/04/08	4,285,633	4,065,063	(220,570)
Singapore Dollar	Purchase	12/17/08	7,797,286	7,787,470	(9,816)
South African Rand	Purchase	12/17/08	7,592,056	7,402,949	(189,107)
South Korean Won	Purchase	11/04/08	4,334,322	3,687,539	(646,783)
Yuan Renminbi	Purchase	11/04/08	8,423,198	8,275,774	(147,424)

TOTAL					$(4,795,518)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2008, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments
	Amount	Termination	received by	made by	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	Loss

JPMorgan Securities, Inc.	BRL 12,000	01/02/12	12.660%	Brazilian Interbank Deposit Average	$(206,212)
	6,000	01/02/12	13.360	Brazilian Interbank Deposit Average	(57,701)

TOTAL					$(263,913)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – 105.4%

Collateralized Mortgage Obligations – 12.8%
Adjustable Rate Non-Agency(a) – 11.5%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$430,026	4.997%	04/25/35	$331,430
American Home Mortgage Assets Series 2006-3, Class 1A1
6,173,080	3.825	10/25/46	3,647,144
American Home Mortgage Assets Series 2006-3, Class 2A11
13,534,024	3.795	10/25/46	8,011,258
American Home Mortgage Assets Series 2007-1, Class A1
5,980,678	3.555	02/25/47	3,008,145
American Home Mortgage Investment Trust Series 2004-3, Class 1A
27,931	3.577	10/25/34	22,097
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
602,774	4.470	04/25/34	477,622
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-03, Class 2A1
1,624,213	5.077	06/25/35	1,255,271
Bear Stearns Alt-A Trust II Series 2007-1, Class 1A1
3,514,171	6.231	09/25/47	2,291,744
Bear Stearns Alt-A Trust Series 2004-3, Class A1
139,465	3.847	04/25/34	90,155
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
1,558,416	5.235	07/25/35	1,124,103
Countrywide Alternative Loan Trust Series 2005-16, Class A1
1,200,133	4.500	06/25/35	690,385
Countrywide Alternative Loan Trust Series 2005-38, Class A1
342,589	4.355	09/25/35	217,847
Countrywide Alternative Loan Trust Series 2005-59, Class 1A1
1,384,287	3.537	11/20/35	856,763
Countrywide Alternative Loan Trust Series 2007-0A11, Class A1A
6,723,978	4.235	11/25/47	3,546,864
Countrywide Home Loan Trust Series 2003-52, Class A1
624,276	4.673	02/19/34	442,735
Countrywide Home Loan Trust Series 2004-HYB6, Class A2
552,977	4.543	11/20/34	389,869
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1
2,335,222	4.902	08/20/35	1,563,642
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1
205,813	4.750	12/25/34	185,947
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
1,413,950	5.738	12/19/35	867,412
Harborview Mortgage Loan Trust Series 2005-15, Class 2A11
980,879	3.458	10/20/45	614,705
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
525,373	3.270	01/19/36	334,927
Harborview Mortgage Loan Trust Series 2005-16, Class 3A1A
1,997,123	3.280	01/19/36	1,251,670
Impac CMB Trust Series 2004-08, Class 1A
157,798	3.927	10/25/34	42,857
Impac CMB Trust Series 2005-06, Class 1A1
1,861,247	3.457	10/25/35	987,892

Impac Secured Assets Corp. Series 2005-2, Class A1W
2,286,667	3.457	03/25/36	1,201,271
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
953,148	5.358	08/25/35	636,926
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
642,588	5.425	09/25/35	423,437
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
1,834,783	5.061	07/25/35	1,690,792
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1
851,301	4.200	07/25/35	793,224
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
753,447	4.746	07/25/35	680,307
JPMorgan Mortgage Trust Series 2007-A1, Class 4A2
810,635	4.069	07/25/35	751,492
JPMorgan Mortgage Trust Series 2007-A1, Class 5A2
770,769	4.766	07/25/35	684,990
Lehman XS Trust Series 2005-5N, Class 3A1A
1,600,210	3.507	11/25/35	1,024,803
Lehman XS Trust Series 2006-2N, Class 1A1
2,160,719	3.467	02/25/46	1,297,884
Lehman XS Trust Series 2007-04N, Class 3A2A
2,662,666	3.605	03/25/47	1,549,021
Lehman XS Trust Series 2007-16N, Class 2A2
2,872,797	4.057	09/25/47	1,647,795
Luminent Mortgage Trust Series 2006-5, Class A1A
655,333	3.397	07/25/36	396,229
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
1,573,105	3.705	12/25/46	799,116
Master Adjustable Rate Mortgages Trust Series 2007-1, Class I2A3
1,703,316	4.055	01/25/47	874,401
Merrill Lynch Alternative Note Asset Series 2007-AF1, Class AV1
2,651,017	5.648	06/25/37	1,681,616
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
1,709,005	5.363	10/25/34	1,159,808
Mortgage IT Trust Series 2005-5, Class A1
1,333,737	3.467	12/25/35	1,021,210
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
1,676,248	3.855	01/25/46	1,010,495
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
1,334,887	5.202	09/25/35	1,035,985
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
1,479,625	5.180	09/25/35	1,260,229
Sequoia Mortgage Trust Series 2004-09, Class A2
517,702	3.745	10/20/34	451,898
Structured Adjustable Rate Mortgage Loan Series 2004-06, Class 3A2
1,089,438	4.700	06/25/34	960,604

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(a) – (continued)

Structured Adjustable Rate Mortgage Loan Series 2004-19, Class 2A2
$167,182	5.339%	01/25/35	$123,897
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
711,097	4.380	05/25/34	500,376
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
315,362	5.250	09/25/34	224,778
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
1,360,410	5.450	11/25/34	1,023,664
Structured Adjustable Rate Mortgage Loan Trust Series 2007-09, Class 1A1
8,722,864	6.000	10/25/37	5,574,529
Structured Adjustable Rate Mortgage Loan Trust Series 2007-10, Class 1A1
6,035,707	6.000	11/25/37	3,859,638
Structured Asset Mortgage Investments, Inc. Series 2007-AR3, Class 2A1
6,425,252	3.397	09/25/47	3,626,156
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1
3,876,169	4.355	08/25/47	2,183,174
Structured Asset Securities Corp. Series 2003-26A, Class 3A5
1,000,000	4.956	09/25/33	812,109
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
55,322	4.958	11/25/33	48,899
Structured Asset Securities Corp. Series 2003-37A, Class 3A7
209,334	4.520	12/25/33	183,346
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
964,869	4.243	06/25/34	871,270
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR02, Class 1A1
3,361,770	5.297	03/25/37	2,838,822
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR07, Class 2A
3,351,948	3.835	07/25/46	1,824,191
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR09, Class 2A
3,392,431	3.695	11/25/46	1,797,484
Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A1, Class 2A
9,570,586	3.575	12/25/46	5,081,844
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1
11,982,072	6.602	12/28/37	7,875,001
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
1,157,784	5.332	10/25/35	1,003,151

			94,738,346

Interest Only(b) – 0.0%
ABN AMRO Mortgage Corp. Series 2003-5, Class A2
41,907	5.500	04/25/33	3,532
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
279,312	5.500	06/25/33	26,491
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(a)
64,462	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-08, Class 3A2
1,874	5.500	04/25/33	27
CS First Boston Mortgage Securities Corp. Series 2003-10, Class 3A13
793	5.750	05/25/33	4
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
11,302	5.500	06/25/33	271
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
392,476	5.250	07/25/33	40,953
FHLMC REMIC Series 2575, Class IB
162,430	5.500	08/15/30	12,337
FNMA REMIC Series 2004-47, Class EI(a)(c)
1,287,861	0.000	06/25/34	37,440
FNMA REMIC Series 2004-62, Class DI(a)(c)
578,799	0.000	07/25/33	17,548
FNMA Series E, Class E2
450	506.000	09/01/10	1,777
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
35,790	0.120	08/25/33	178
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
11,312	0.320	07/25/33	104
Washington Mutual Mortgage Pass-Through Certificates Series 2003-AR12, Class X(a)
650,147	0.481	02/25/34	260
Washington Mutual Mortgage Pass-Through Certificates Series 2003-S3, Class 1A41
205,949	5.500	06/25/33	16,479

			157,401

Inverse Floaters(a) – 0.0%
GNMA Series 2001-48, Class SA
23,672	18.401	10/16/31	25,769
GNMA Series 2001-51, Class SB
23,310	18.401	10/16/31	25,497
GNMA Series 2001-59, Class SA
35,689	18.239	11/16/24	38,139

			89,405

Planned Amortization Class – 0.6%
FNMA REMIC Series 2003-88, Class TH
5,000,000	4.500	09/25/18	4,837,393

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Planned Amortization Class – (continued)

Regular Floater(a)(c) – 0.2%
FHLMC REMIC Series 3038, Class XA
$70,549	0.000%	09/15/35	$61,971
FHLMC REMIC Series 3313, Class AU
70,422	0.000	04/15/37	72,609
FHLMC REMIC Series 3325, Class SX
1,068,422	0.000	06/15/37	1,077,480
FHLMC Series 3013, Class XH
167,896	0.000	08/15/35	164,504
FNMA Series 2006-81, Class LF
75,642	0.000	09/25/36	67,756

			1,444,320

Sequential Fixed Rate – 0.5%
Countrywide Alternative Loan Trust Series 2005-J11, Class 2A1
680,781	6.000	10/25/35	511,862
Countrywide Alternative Loan Trust Series 2006-5T2, Class A3
762,596	6.000	04/25/36	594,310
FHLMC REMIC Series 1703, Class GC
348,125	6.500	04/15/09	347,793
FHLMC REMIC Series 1823, Class A
178,541	6.500	08/15/23	178,952
FHLMC REMIC Series 2042, Class N
654,411	6.500	03/15/28	674,820
FHLMC REMIC Series 2590, Class NV
1,000,000	5.000	03/15/18	989,865
FNMA REMIC Series 2000-16, Class ZG
910,032	8.500	06/25/30	973,457

			4,271,059

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$105,537,924

Commercial Mortgage-Backed Securities – 6.6%
Interest Only(a)(b)(d) – 0.0%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2
4,606,352	1.320	03/13/40	115,125
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class X2
4,750,326	1.145	01/15/38	86,800
Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2
5,025,344	1.615	02/11/36	139,739

			341,664

Sequential Fixed Rate – 6.6%
Banc of America Commercial Mortgage, Inc. Series 2005-5, Class A4
4,000,000	5.115	10/10/45	3,606,049
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
5,000,000	5.352	09/10/47	4,456,388
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4
10,295,000	5.540	09/11/41	9,171,124

Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW14, Class A4
4,000,000	5.201	12/11/38	3,462,530
Bear Stearns Commercial Mortgage Securities, Inc. Series 2005-PW10, Class A4
5,000,000	5.405	12/11/40	4,610,231
GE Capital Commercial Mortgage Corp. Series 2005-C4, Class A4
5,000,000	5.334	11/10/45	4,449,614
LB-UBS Commercial Mortgage Trust Series 2002-C1, Class A2
59,806	5.969	03/15/26	59,759
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
2,000,000	4.954	09/15/30	1,750,849
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
2,000,000	5.197	11/15/30	1,772,157
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
13,500,000	5.156	02/15/31	11,786,385
Morgan Stanley Capital I Series 2007-T25, Class A3
7,000,000	5.514	11/12/49	5,923,598
Wachovia Bank Commercial Mortgage Trust Series 2005-C21, Class A4
4,000,000	5.210	10/15/44	3,537,747

			54,586,431

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$54,928,095

Federal Agencies – 86.0%
Adjustable Rate FHLMC(a) – 0.7%
397,941	4.771	04/01/33	400,664
5,113,342	4.571	08/01/35	5,101,477

			5,502,141

Adjustable Rate FNMA(a) – 1.0%
27,425	4.361	07/01/22	27,507
27,851	4.079	07/01/27	27,750
75,175	4.079	11/01/27	74,903
9,148	4.079	01/01/31	9,134
10,313	4.079	06/01/32	10,306
38,992	4.361	08/01/32	38,975
90,642	4.361	05/01/33	90,659
1,916,396	4.364	05/01/33	1,929,088
542,471	3.911	06/01/33	545,821
479,220	4.337	12/01/33	484,539
693,307	4.583	08/01/34	703,599
4,036,181	4.567	02/01/35	4,037,833
33,770	4.079	11/01/35	33,790
157,969	4.079	12/01/37	158,087
73,256	4.079	01/01/38	73,312
52,837	4.079	11/01/40	52,879

			8,298,182

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)

Adjustable Rate GNMA(a) – 0.5%
$80,263	5.375%	06/20/23	$81,371
36,624	5.625	07/20/23	37,029
37,374	5.625	08/20/23	37,786
100,563	5.625	09/20/23	101,672
27,585	5.375	03/20/24	27,805
252,836	5.375	04/20/24	255,668
29,777	5.375	05/20/24	30,174
249,028	5.375	06/20/24	252,559
139,002	5.625	07/20/24	140,769
198,010	5.625	08/20/24	200,553
62,796	5.625	09/20/24	63,564
71,507	5.125	11/20/24	71,380
61,084	5.125	12/20/24	61,379
51,656	5.375	01/20/25	52,167
24,487	5.375	02/20/25	24,646
87,433	5.375	05/20/25	88,342
63,504	5.625	07/20/25	63,652
32,726	5.375	02/20/26	32,926
1,750	5.625	07/20/26	1,753
95,196	5.375	01/20/27	95,793
30,854	5.375	02/20/27	31,040
262,236	5.375	04/20/27	264,867
30,074	5.375	05/20/27	30,440
30,422	5.375	06/20/27	30,728
9,641	5.125	11/20/27	9,614
37,201	5.125	12/20/27	37,087
80,474	5.375	01/20/28	80,946
28,419	5.250	02/20/28	28,512
30,945	5.375	03/20/28	31,130
178,881	5.625	07/20/29	178,825
66,856	5.625	08/20/29	66,867
24,107	5.625	09/20/29	24,125
80,644	5.125	10/20/29	80,321
108,713	5.125	11/20/29	108,245
25,979	5.125	12/20/29	25,876
35,993	5.250	01/20/30	36,063
17,822	5.250	02/20/30	17,857
69,477	5.250	03/20/30	69,585
110,258	5.375	04/20/30	111,201
279,604	5.375	05/20/30	281,988
27,746	5.375	06/20/30	27,977
242,277	5.625	07/20/30	242,345
36,027	5.625	09/20/30	36,034
70,264	4.875	10/20/30	69,728
385,699	4.750	12/20/34	381,531

			4,023,920

FHLMC – 18.4%
168,414	5.000	12/01/12	169,311
29,609	4.000	02/01/14	28,486
488,793	4.000	03/01/14	470,256
97,408	4.000	04/01/14	93,714
108,653	4.000	05/01/14	107,203
8,682	7.000	04/01/15	9,143
21,819	7.000	02/01/16	23,043
65,143	6.000	03/01/16	66,310

337,193	4.500	05/01/18	332,115
600,198	4.000	04/01/19	574,303
785,735	5.500	04/01/20	795,195
4,280,743	5.500	05/01/21	4,314,894
2,949,857	4.500	08/01/23	2,841,283
32,057	7.500	03/01/27	34,832
2,184,016	6.500	01/01/29	2,262,380
758,707	6.500	04/01/29	785,456
386,179	6.500	12/01/29	400,005
277,359	7.000	04/01/31	293,045
2,420,048	7.000	09/01/31	2,556,911
1,064,921	7.000	04/01/32	1,118,069
2,411,003	7.000	05/01/32	2,531,332
848,683	6.000	05/01/33	861,669
351,402	6.500	08/01/33	362,477
1,203,066	5.000	11/01/35	1,173,787
3,842,227	5.000	12/01/35	3,748,718
12,507,660	5.000	03/01/36	12,203,260
10,656,404	5.000	04/01/36	10,397,058
17,347,146	5.000	06/01/36	16,928,505
5,719,711	5.500	12/01/37	5,693,874
4,690,563	5.500	01/01/38	4,669,375
54,308,917	5.500	02/01/38	54,071,453
410,769	5.500	04/01/38	408,914
5,551,082	5.500	05/01/38	5,526,008
11,999,991	5.500	06/01/38	11,945,786
4,000,000	5.500	07/01/38	3,981,931
1,029,473	5.500	08/01/38	1,024,824

			152,804,925

FNMA – 65.4%
66,498	4.000	06/01/13	65,766
90,555	4.000	07/01/13	89,893
126,115	4.000	08/01/13	124,690
241,040	4.000	09/01/13	238,242
5,539	5.500	09/01/13	5,642
504,949	4.000	10/01/13	498,921
12,973	5.500	02/01/14	13,214
383,888	4.000	04/01/14	378,388
2,731	5.500	04/01/14	2,782
6,188	5.500	04/01/16	6,273
6,719	5.500	08/01/16	6,810
81,402	5.500	11/01/16	82,513
146,295	5.000	12/01/16	146,311
65,977	5.500	12/01/16	66,879
93,956	5.500	01/01/17	95,239
27,019	5.000	02/01/17	27,023
209,173	5.000	04/01/17	209,197
59,329	5.000	05/01/17	59,336
6,991	5.500	05/01/17	7,117
299,155	5.000	06/01/17	299,189
33,144	5.500	07/01/17	33,740
4,745	5.500	09/01/17	4,830
2,885,240	5.000	11/01/17	2,897,598
2,123,172	5.000	12/01/17	2,129,398
4,049,338	5.000	01/01/18	4,063,650

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$55,595	5.500%	01/01/18	$56,699
1,268,595	5.000	02/01/18	1,271,795
43,637	5.500	02/01/18	44,509
5,941	6.000	02/01/18	6,087
7,324,841	5.000	03/01/18	7,339,225
4,267,808	5.000	04/01/18	4,264,865
79,688	5.500	04/01/18	81,223
2,651,171	5.000	05/01/18	2,649,522
15,316	5.500	05/01/18	15,594
57,546	6.000	05/01/18	58,952
12,702,378	4.500	06/01/18	12,516,629
3,483,777	5.000	06/01/18	3,487,377
174,518	5.000	07/01/18	175,119
3,518,867	4.000	08/01/18	3,415,435
76,883	5.000	09/01/18	77,136
71,440	5.000	10/01/18	71,675
520,483	5.000	11/01/18	522,846
331,209	6.000	11/01/18	339,308
475,545	7.000	11/01/18	501,644
533,135	4.000	12/01/18	517,464
2,744,117	4.500	12/01/18	2,703,763
622,695	6.000	12/01/18	637,919
492,997	6.000	01/01/19	505,051
11,376	5.500	02/01/19	11,559
57,313	5.500	04/01/19	58,093
174,034	6.000	04/01/19	179,043
256,050	4.000	05/01/19	245,003
14,241	5.500	05/01/19	14,497
36,378	6.000	05/01/19	37,230
75,586	5.500	07/01/19	76,614
185,112	5.500	08/01/19	187,631
90,965	5.500	09/01/19	92,202
1,227,174	6.000	09/01/19	1,256,139
1,257,128	4.000	10/01/19	1,202,891
198,824	5.500	10/01/19	201,529
60,167	5.500	11/01/19	60,985
44,180	5.500	12/01/19	44,782
349,212	5.500	02/01/20	354,836
1,544,724	6.000	12/01/20	1,581,184
79,143	5.500	01/01/21	80,219
128,441	7.000	09/01/21	135,089
360,785	7.000	06/01/22	379,359
172,476	7.000	07/01/22	181,355
933,134	5.000	07/01/23	927,456
46,296	6.500	01/01/29	48,017
3,664	7.000	01/01/29	3,855
124,201	6.500	04/01/29	128,664
83,425	6.500	05/01/29	86,422
837,116	6.500	06/01/29	867,197
420,312	6.500	07/01/29	435,414
40,411	6.500	09/01/29	41,863
3,606	7.000	09/01/29	3,792
7,183	7.000	02/01/30	7,551
81,456	7.000	08/01/31	85,238
3,808	7.000	03/01/32	4,002
2,803	7.000	04/01/32	2,946

10,806	7.000	05/01/32	11,356
27,651	7.000	06/01/32	29,057
3,676	7.000	07/01/32	3,863
6,631	6.500	08/01/32	6,849
252,406	6.500	11/01/32	260,706
204,214	6.000	01/01/33	207,744
5,310	6.000	02/01/33	5,402
1,606,872	5.500	04/01/33	1,607,146
762,242	5.500	06/01/33	762,372
123,787	6.000	06/01/33	125,776
3,558,860	5.500	07/01/33	3,559,467
41,068	6.000	07/01/33	41,728
646,577	5.500	09/01/33	646,687
101,777	6.000	09/01/33	103,412
639,832	5.500	10/01/33	639,941
25,476	6.000	10/01/33	25,886
1,377,170	5.500	12/01/33	1,378,265
14,309,897	5.500	01/01/34	14,312,336
222,577	5.500	07/01/34	222,361
7,588,609	5.500	11/01/34	7,582,787
66,252	6.000	11/01/34	67,234
1,751,537	6.000	12/01/34	1,777,503
645,535	7.500	05/01/35	690,104
6,302,072	5.000	01/01/36	6,150,667
418,514	5.000	06/01/36	408,721
354,168	7.500	08/01/36	374,926
7,279,494	6.500	09/01/36	7,472,614
24,842	5.500	10/01/36	24,796
24,119	5.000	11/01/36	23,524
737,846	6.000	11/01/36	748,197
12,711,668	6.500	11/01/36	13,048,901
1,416,782	5.000	12/01/36	1,381,859
1,448,158	6.500	12/01/36	1,486,577
174,024	7.500	12/01/36	184,224
4,387,866	7.000	01/01/37	4,582,988
854,673	5.000	02/01/37	833,423
3,545,784	5.000	03/01/37	3,457,626
5,008,837	6.500	03/01/37	5,141,718
4,817,184	5.000	04/01/37	4,697,418
23,434,147	7.000	04/01/37	24,481,406
3,247,674	5.000	05/01/37	3,166,928
3,575,406	5.500	05/01/37	3,568,552
1,786,037	7.500	05/01/37	1,889,388
10,037,762	5.000	06/01/37	9,788,203
872,146	5.500	06/01/37	870,474
3,756,345	5.000	07/01/37	3,662,955
9,030,630	5.500	07/01/37	9,013,318
1,391,241	6.500	07/01/37	1,428,072
204,889	7.000	07/01/37	212,780
1,756,394	7.500	07/01/37	1,858,743
2,289,336	5.000	08/01/37	2,232,419
3,098,994	5.500	08/01/37	3,093,053
3,985,677	6.500	08/01/37	4,091,191
74,144	7.000	08/01/37	77,000
58,492	7.500	08/01/37	61,441
961,377	5.000	09/01/37	937,482

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$8,178,560	5.500%	09/01/37		$8,162,882
3,709,025	6.500	09/01/37		3,807,221
22,768,933	7.000	09/01/37		23,816,172
4,901,795	7.500	09/01/37		5,179,306
651,469	5.000	10/01/37		635,273
712,815	5.500	10/01/37		711,449
1,308,578	6.500	10/01/37		1,343,238
507,473	7.000	10/01/37		527,017
2,943,176	7.500	10/01/37		3,110,120
4,592,986	5.000	11/01/37		4,478,795
421,291	5.500	11/01/37		420,483
128,694	6.500	11/01/37		132,088
9,329,195	7.500	11/01/37		9,862,370
5,525,023	8.000	11/01/37		5,902,030
1,438,334	5.000	12/01/37		1,402,575
541,562	5.500	12/01/37		540,524
931,822	6.500	12/01/37		956,491
85,284	7.500	12/01/37		90,254
3,462,161	8.000	12/01/37		3,667,845
29,111	5.000	01/01/38		28,387
1,511,683	5.500	01/01/38		1,508,785
126,012	8.000	01/01/38		133,265
31,126	5.000	02/01/38		30,352
1,049,185	5.500	02/01/38		1,047,108
721,447	5.000	03/01/38		703,438
10,274,670	5.500	03/01/38		10,253,945
822,366	5.500	03/01/38		820,708
16,331,356	5.000	04/01/38		15,923,690
1,371,247	5.500	04/01/38		1,368,481
8,474,860	5.000	05/01/38		8,263,310
7,700,879	5.500	05/01/38		7,685,347
39,353,968	5.500	06/01/38		39,274,587
96,516	6.500	06/01/38		99,071
1,995,434	5.000	07/01/38		1,945,624
5,304,142	5.500	07/01/38		5,293,444
262,055	6.000	07/01/38		265,717
2,982,207	5.000	08/01/38		2,909,667
2,642,536	6.000	08/01/38		2,679,196
45,357,460	6.000	09/01/38		46,045,000
71,000,000	5.500	TBA-15yr	(e)	70,800,348
21,000,000	6.000	TBA-15yr	(e)	21,269,052
12,000,000	6.500	TBA-15yr	(e)	12,303,744

				541,753,100

GNMA – 0.0%
1,018	6.000	12/15/23		1,053
30,890	6.000	03/15/26		31,509
25,904	6.000	04/15/26		26,423

				58,985

TOTAL FEDERAL AGENCIES				$712,441,253

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $933,280,229)				$872,907,272

Agency Debenture(f) – 0.4%

Tennessee Valley Authority
$2,800,000	5.375%	04/01/56		$2,965,478
(Cost $2,791,709)

Asset-Backed Securities – 0.9%

Home Equity – 0.9%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(d)
$1,978,890	4.207%	10/25/37		$1,682,057
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(d)
570,000	4.457	10/25/37		285,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(d)
1,100,000	4.657	10/25/37		412,500
ContiMortgage Home Equity Loan Trust Series 1999-1, Class A7(a)
254	6.970	12/25/13		250
Countrywide Home Equity Loan Trust Series 2002-E, Class A(a)
48,350	2.748	10/15/28		33,562
Countrywide Home Equity Loan Trust Series 2003-D, Class A(a)
219,211	2.748	06/15/29		123,461
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(a)
78,484	2.708	12/15/29		52,576
Countrywide Home Equity Loan Trust Series 2004-I, Class A(a)
754,900	2.778	02/15/34		436,115
Countrywide Home Equity Loan Trust Series 2004-J, Class 2A(a)
74,842	2.778	12/15/33		44,625
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A(a)
282,010	2.768	02/15/34		188,218
Countrywide Home Equity Loan Trust Series 2005-A, Class 2A(a)
512,233	2.728	04/15/35		317,005
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
691,038	7.000	09/25/37		384,822
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
702,832	7.000	09/25/37		340,891
Household Home Equity Loan Trust Series 2007-3, Class APT(a)
3,005,583	4.388	11/20/36		2,284,712

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities – (continued)
Home Equity – (continued)

Morgan Stanley Capital, Inc. Series 2004-HE1, Class A4(a)
$548,071	3.577%	01/25/34	$493,264
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII(a)
257,558	3.687	03/25/34	171,075

TOTAL ASSET-BACKED SECURITIES
(Cost $10,827,638)			$7,250,133

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 106.7%
(Cost $946,899,576)			$883,122,883

Repurchase Agreement(g) – 5.5%

Joint Repurchase Agreement Account II
$45,700,000	1.944%	10/01/08	$45,700,000
Maturity Value: $45,702,468
(Cost $45,700,000)

TOTAL INVESTMENTS – 112.2%
(Cost $992,599,576)			$928,822,883

LIABILITIES IN EXCESS OF OTHER ASSETS – (12.2)%			(100,676,417)

NET ASSETS – 100.0%			$828,146,466

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

(b)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Securities are exempt from registration under rule 144A of the securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $2,721,221, which represents approximately 0.3% of net assets as of September 30, 2008.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities amounts to $104,373,144 which represents approximately 12.6% (excluding forward sales contracts, if any) of net assets as of September 30, 2008.

(f)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(g)	Joint repurchase agreement was entered into on September 30, 2008. Additional information appears on page 63.

Investment Abbreviations:
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)
September 30, 2008 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACT — At September 30, 2008, the Fund had the following forward sales contract:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

FNMA (Proceeds Receivable: $50,205,313)	7.000%	TBA-15yr(e)	10/14/08	$48,000,000	$50,145,022

FUTURES CONTRACTS — At September 30, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(15)	December 2008	$(3,620,438)	$13,690
Eurodollars	(15)	March 2009	(3,638,813)	(3,989)
Eurodollars	(15)	June 2009	(3,636,000)	(3,801)
Eurodollars	(24)	September 2009	(5,812,500)	(7,459)
Eurodollars	(24)	December 2009	(5,793,600)	3,641
U.S. Treasury Bonds	54	December 2008	6,327,281	(22,878)
2 Year U.S. Treasury Notes	124	December 2008	26,466,250	91,407
5 Year U.S. Treasury Notes	(191)	December 2008	(21,436,766)	(18,705)
10 Year U.S. Treasury Notes	186	December 2008	21,320,250	(130,874)

TOTAL				$(78,968)

INTEREST RATE SWAP CONTRACTS — At September 30, 2008, the Fund had outstanding swap contracts with the following terms:

				Rates Exchanged
	Notional			Payments	Payments	Upfront Payments
	Amount		Termination	received by	made by	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	by the Fund	Gain (Loss)

Banc of America Securities LLC	$12,000		09/02/10	4.309%	3 month LIBOR	$—	$226,948
	15,000		10/06/10	4.703	3 month LIBOR	—	600,773
	13,000	(a)	12/17/13	4.250	3 month LIBOR	(53,232)	111,539
	1,800	(a)	12/17/18	4.750	3 month LIBOR	59,925	(27,054)
	6,300	(a)	12/17/23	3 month LIBOR	4.750%	21,197	(81,609)
	1,600	(a)	12/17/28	3 month LIBOR	5.000	(84,182)	23,380
	3,000	(a)	12/17/28	5.000	3 month LIBOR	(50,663)	164,668
Credit Suisse First Boston Corp.	12,300	(a)	12/17/13	4.250	3 month LIBOR	75,685	(20,519)
	4,500	(a)	12/17/18	4.750	3 month LIBOR	89,803	(7,629)
	8,500	(a)	12/17/23	3 month LIBOR	4.750	104,403	(185,913)
	4,300	(a)	12/17/28	3 month LIBOR	5.000	(141,149)	(22,259)
	1,900	(a)	12/17/38	5.000	3 month LIBOR	(17,140)	105,003
Deutsche Bank Securities, Inc.	35,300	(a)	12/17/13	4.250	3 month LIBOR	246,009	(87,686)
	3,400	(a)	12/17/18	4.750	3 month LIBOR	59,500	2,587
	3,200	(a)	12/17/28	3 month LIBOR	5.000	(83,367)	(38,238)
JPMorgan Securities, Inc.	16,700	(a)	12/17/13	3 month LIBOR	4.250	(241,039)	122,009
	3,600	(a)	12/17/13	4.250	3 month LIBOR	23,391	(7,245)
	19,700	(a)	12/17/15	4.500	3 month LIBOR	78,328	105,891
	16,700	(a)	12/17/18	4.750	3 month LIBOR	116,728	188,232
	45,800	(a)	12/17/23	3 month LIBOR	4.750	656,901	(1,096,093)
	1,900	(a)	12/17/28	3 month LIBOR	5.000	(99,071)	26,868
	3,600	(a)	12/17/38	5.000	3 month LIBOR	(33,859)	200,337

TOTAL						$728,168	$303,990

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2008, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

High Yield	$396,100,000

Investment Grade Credit	19,600,000

Local Emerging Market Debt	44,600,000

U.S. Mortgages	45,700,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$1,000,000,000	2.25%	10/01/08	$1,000,062,500

Banc of America Securities LLC	1,500,000,000	2.25	10/01/08	1,500,093,750

Barclays Capital, Inc.	100,000,000	0.25	10/01/08	100,000,694

Barclays Capital, Inc.	497,800,000	1.00	10/01/08	497,813,828

Barclays Capital, Inc.	5,850,000,000	2.25	10/01/08	5,850,365,625

Credit Suisse Securities (USA) LLC	150,000,000	1.80	10/01/08	150,007,500

Deutsche Bank Securities, Inc.	300,000,000	2.75	10/01/08	300,022,917

Greenwich Capital Markets	750,000,000	2.50	10/01/08	750,052,083

JPMorgan Securities	1,600,000,000	2.00	10/01/08	1,600,088,889

Merrill Lynch & Co., Inc.	2,000,000,000	1.50	10/01/08	2,000,083,333

Morgan Stanley & Co.	800,000,000	0.40	10/01/08	800,008,889

Morgan Stanley & Co.	500,000,000	1.75	10/01/08	500,024,306

UBS Securities LLC	950,000,000	1.50	10/01/08	950,039,583

TOTAL				$15,998,663,897

At September 30, 2008, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank 0.000%, due 01/08/09; Federal Home Loan Bank, 0.000% to 5.250%, due 10/27/08 to 06/05/17; Federal Home Loan Mortgage Corp., 3.250% to 7.500%, due 03/05/09 to 12/01/47; Federal National Mortgage Association, 3.000% to 15.500%, due 12/01/08 to 10/01/48 and U.S. Treasury Note, 7.500%, due 11/15/16. The aggregate market value of the collateral, including accrued interest, was $16,356,152,736.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities
September 30, 2008 (Unaudited)

Emerging Markets
Debt Fund

Assets:

Investments in securities, at value (identified cost $218,290,458, $3,883,976,203, $276,584,727, $129,136,109 and $946,899,576, respectively)	$197,197,386
Repurchase agreement, at value which equals cost	—
Cash	2,501,079
Foreign currencies, at value (identified cost $5,605, $833,103, $0, $224,253 and $0, respectively)	5,603
Receivables:
Investment securities sold, at value	5,267,904
Interest and dividends, at value	4,268,895
Due from broker — swap collateral(a)	1,250,000
Fund shares sold	413,188
Due from broker — variation margin, at value(b)	156,250
Reimbursement from investment adviser	118,255
Due from custodian	—
Due from broker	—
Deferred offering costs	—
Forward foreign currency exchange contracts, at value	1,371,561
Swap contracts, at value (includes upfront payments made of $0, $0, $217,715, $0 and $594,475, respectively)	167,376
Other assets, at value	570

Total assets	212,718,067

Liabilities:

Due to Custodian	—
Payables:
Investment securities purchased, at value	4,907,708
Fund shares redeemed	4,327,647
Amounts owed to affiliates	176,257
Due to broker — variation margin, at value	159,179
Income distribution	45,191
Forward sales contract, at value (proceeds received $0, $0, $2,028,125, $0, and $50,205,313)	—
Forward foreign currency exchange contracts, at value	677,258
Swap contracts, at value (includes upfront payments received of $0, $0, $33,471, $0 and $133,693, respectively)	291,497
Accrued expenses and other liabilities	115,932

Total liabilities	10,700,669

Net Assets:

Paid-in capital	228,373,196
Accumulated undistributed (distribution in excess of) net investment income	224,336
Accumulated net realized gain (loss) from investment, futures, swap and foreign currency related transactions	(6,078,440)
Net unrealized loss on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(20,501,694)

NET ASSETS	$202,017,398

Net Assets:
Class A	$65,903,987
Class B	—
Class C	1,978,432
Institutional	134,134,979
Service	—
Separate Account Institutional Shares	—
Class IR	—
Class R	—

Total Net Assets	$202,017,398

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	6,309,214
Class B	—
Class C	189,871
Institutional	12,831,832
Service	—
Separate Account Institutional Shares	—
Class IR	—
Class R	—

Net asset value, offering and redemption price per share:(c)
Class A	$10.45
Class B	—
Class C	10.42
Institutional	10.45
Service	—
Separate Account Institutional Shares	—
Class IR	—
Class R	—

(a)	Represents restricted cash on deposit with the counterparties as collateral for swaps for Emerging Markets Debt, Investment Grade Credit and U.S. Mortgages, respectively.
(b)	Includes cash on deposit with counterparty of $156,250 for Emerging Markets Debt Fund, relating to initial margin requirements on futures transactions.
(c)	Maximum public offering price per share for Class A shares of Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds (NAV per share multiplied by 1.0471) is $10.94, $6.69, $8.97, $9.27 and $9.72, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield	Investment Grade	Local Emerging	U.S. Mortgages
Fund	Credit Fund	Markets Debt Fund	Fund

$3,113,394,524	$224,492,169	$115,579,407	$883,122,883
396,100,000	19,600,000	44,600,000	45,700,000
12,777,430	149,820	40,275	—
827,800	—	209,208	—

3,880,529	7,932,500	640,880	135,644,990
93,962,164	3,820,432	1,854,941	3,823,418
—	5,513	—	1,000,099
167,718,211	386,000	713,154	—
—	472,842	—	410,783
96,507	29,812	—	124,566
37,500	—	—	—
—	—	17,880	—
—	—	57,786	—
30,288,407	97,900	5,902	—
—	1,599,011	—	2,150,320
18,677	474	3,617	1,413

3,819,101,749	258,586,473	163,723,050	1,071,978,472

8,428	—	—	94,593

58,199,985	17,879,766	—	190,027,321
13,840,261	490,224	3,957,194	717,994
2,761,107	75,904	268,397	242,140
—	416,075	—	621,796
5,692,856	256,583	25,261	665,223
—	2,028,125	—	50,145,022
823,305	—	4,795,518	—
—	302,412	263,913	1,118,162
336,159	128,923	154,979	199,755

81,662,101	21,578,012	9,465,262	243,832,006

4,526,264,085	278,387,195	173,262,688	880,829,155
6,739,787	(586,935)	133,199	(1,111,799)
(52,973,567)	(9,597,979)	(383,090)	11,920,490
(742,590,657)	(31,193,820)	(18,755,009)	(63,491,380)

$3,737,439,648	$237,008,461	$154,257,788	$828,146,466

$1,754,282,330	$12,221,282	$26,483,080	$7,677,872
74,992,913	—	—	—
87,750,400	—	28,338	—
1,807,388,937	11,068,198	127,746,370	303,474,797
13,007,177	—	—	—
—	213,718,981	—	516,993,797
8,943	—	—	—
8,948	—	—	—

$3,737,439,648	$237,008,461	$154,257,788	$828,146,466

274,331,920	1,426,450	2,991,349	827,577
11,714,495	—	—	—
13,722,307	—	3,200	—
282,287,265	1,289,322	14,427,859	32,659,601
2,036,807	—	—	—
—	24,918,818		55,639,199
1,399	—	—	—
1,399	—	—	—

$6.39	$8.57	$8.85	$9.28
6.40	—	—	—
6.39	—	8.86	—
6.40	8.58	8.85	9.29
6.39	—	—	—
—	8.58	—	9.29
6.39	—	—	—
6.39	—	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Operations
For the Six Months Ended September 30, 2008 (Unaudited)

Emerging Markets
Debt Fund

Investment income:

Interest — net of allowances (including securities lending income of $900, $0, $0, $0 and $0, respectively)	$8,567,975
Dividends	—

Total investment income	8,567,975

Expenses:

Management fees	952,722
Distribution and Service fees(b)	114,708
Transfer Agent fees(b)	86,146
Custody and accounting fees	75,580
Professional fees	65,673
Registration fees	34,496
Printing fees	27,606
Trustee fees	7,018
Account Service Fee(b)	—
Service share fees — Service Plan	—
Service share fees — Shareholder Administration Plan	—
Amortization of offering costs	—
Other	37,260

Total expenses	1,401,209

Less — expense reductions	(203,470)

Net expenses	1,197,739

NET INVESTMENT INCOME	7,370,236

Realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(5,616,379)
Futures transactions	96,829
Swap contracts	(867,648)
Foreign currency related transactions	147,705
Net change in unrealized gain (loss) on:
Investments	(19,499,103)
Futures	46,805
Swap contracts	(82,730)
Translation of assets and liabilities denominated in foreign currencies	1,006,227

Net realized and unrealized loss from investment, futures, swap and foreign currency related transactions	(24,768,294)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,398,058)

(a)	Net of $42,864 in foreign withholding tax for High Yield Fund.
(b)	Class specific Distribution and Service, Transfer Agent and Account Service fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees							Account Service Fee
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R	Class A	Institutional
Emerging Markets Debt	$104,394	N/A	$10,314	N/A	$54,285	N/A	$1,341	$30,520	N/A	N/A	N/A	N/A	N/A
High Yield	2,149,685	$449,952	502,643	$24	1,117,836	$58,494	65,343	343,279	$2,619	$6	$6	N/A	N/A
Investment Grade Credit	13,105	—	—	—	6,814	—	—	2,108	—	—	45,372	$2,621	$2,634
Local Emerging Markets Debt	27,625	—	589	—	14,365	—	77	21,178	N/A	N/A	N/A	N/A	N/A
U.S. Mortgages	10,781	N/A	N/A	N/A	5,606	N/A	N/A	57,110	N/A	N/A	103,198	2,156	71,387

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield	Investment Grade	Local Emerging	U.S. Mortgages
Fund	Credit Fund	Markets Debt Fund	Fund

$167,824,233 (a)	$8,032,594	$4,873,965	$21,040,695
430,042	17,530	—	—

168,254,275	8,050,124	4,873,965	21,040,695

12,167,209	495,759	576,487	1,620,327
3,102,304	13,105	28,214	10,781
1,587,583	54,294	35,620	165,914
139,199	22,592	76,348	115,494
64,693	59,378	22,866	90,614
102,916	33,723	500	50,066
99,354	35,676	24,631	43,002
7,018	7,018	7,018	7,018
—	5,255	—	73,543
16,367	—	—	—
16,367	—	—	—
—	—	75,001	—
25,716	6,052	24,682	8,671

17,328,726	732,852	871,367	2,185,430

(110,409)	(272,066)	(213,531)	(677,206)

17,218,317	460,786	657,836	1,508,224

151,035,958	7,589,338	4,216,129	19,532,471

(14,808,412)	(11,411,326)	(1,149,982)	2,220,592
—	434,587	—	1,266,394
—	1,990,739	35,861	3,675,272
(8,112,623)	1,205,371	757,066	—

(448,301,789)	(18,916,159)	(13,221,094)	(32,170,149)
—	1,288,835	—	628,834
—	(3,693,483)	(135,565)	(5,311,188)
69,905,606	81,695	(4,803,622)	—

(401,317,218)	(29,019,741)	(18,517,336)	(29,690,245)

$(250,281,260)	$(21,430,403)	$(14,301,207)	$(10,157,774)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund
	For the
	Six Months Ended		For the Period		For the
	September 30, 2008		November 1, 2007		Year Ended
	(Unaudited)		to March 31, 2008*		October 31, 2007

From operations:

Net investment income	$7,370,236		$7,114,082		$11,638,757
Net realized gain (loss) from investment, futures, swap and foreign currency related transactions	(6,239,493)		766,990		3,567,242
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(18,528,801)		(9,194,684)		3,003,579

Net increase (decrease) in net assets resulting from operations	(17,398,058)		(1,313,612)		18,209,578

Distributions to shareholders:

From net investment income
Class A Shares	(2,352,438)		(2,259,201)		(3,991,437)
Class B Shares	—		—		—
Class C Shares	(50,307)		(31,858)		(14,850)
Institutional Shares	(4,561,741)		(5,110,620)		(7,522,819)
Service Shares	—		—		—
Separate Account Institutional Shares	—		—		—
Class IR Shares(a)	—		—		—
Class R Shares(a)	—		—		—
From net realized gains
Class A Shares	—		(1,107,574)		(1,270,842)
Class B Shares	—		—		—
Class C Shares	—		(14,463)		(379)
Institutional Shares	—		(2,422,864)		(1,659,868)
From capital
Class A Shares	—		—		—
Institutional Shares	—		—		—
Separate Account Institutional Shares	—		—		—

Total distributions to shareholders	(6,964,486)		(10,946,580)		(14,460,195)

From share transactions:

Net proceeds from sales of shares	70,608,222		53,759,140		167,975,848
Proceeds received in connection with merger	—		—		—
Reinvestment of distributions	6,646,188		10,474,807		13,303,327
Cost of shares redeemed	(85,649,727	)(b)	(91,165,062	)(b)	(65,437,875	)(b)

Net increase (decrease) in net assets resulting from share transactions	(8,395,317)		(26,931,115)		115,841,300

TOTAL INCREASE (DECREASE)	(32,757,861)		(39,191,307)		119,590,683

Net assets:

Beginning of period	234,775,259		273,966,566		154,375,883

End of period	$202,017,398		$234,775,259		$273,966,566

Accumulated undistributed (distribution in excess of) net investment income	$224,336		$(181,414)		$296,193

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Commenced operations on November 30, 2007.

(b)	Net of $31,107, $1,392 and $5,494 and $107,327, $113,159 and $310,735 redemption fees for Emerging Markets Debt Fund and High Yield Fund, respectively, for the six months ended September 30, 2008, period ended March 31, 2008 and year ended October 31, 2007, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

High Yield Fund						Investment Grade Credit Fund
For the						For the
Six Months Ended		For the Period		For the		Six Months Ended	For the Period	For the
September 30, 2008		November 1, 2007		Year Ended		September 30, 2008	November 1, 2007	Year Ended
(Unaudited)		to March 31, 2008*		October 31, 2007		(Unaudited)	to March 31, 2008*	October 31, 2007

$151,035,958		$118,336,853		$243,697,927		$7,589,338	$6,142,235	$12,908,029

(22,921,035)		(32,905,610)		35,445,816		(7,780,629)	(1,093,653)	689,530

(378,396,183)		(343,468,751)		(89,891,894)		(21,239,112)	(5,975,351)	(2,576,164)

(250,281,260)		(258,037,508)		189,251,849		(21,430,403)	(926,769)	11,021,395

(68,656,824)		(59,885,688)		(121,637,861)		(301,319)	(162,801)	(343,303)
(3,247,995)		(3,355,548)		(7,218,281)		—	—	—
(3,636,098)		(3,536,092)		(7,427,455)		—	—	—
(71,343,216)		(61,831,495)		(110,683,239)		(323,520)	(195,322)	(267,488)
(515,407)		(320,088)		(379,636)		—	—	—
—		—		—		(6,986,091)	(4,625,270)	(11,567,094)
(402)		(289)		—		—	—	—
(377)		(273)		—		—	—	—

—		—		—		—	—	—
—		—		—		—	—	—
—		—		—		—	—	—
—		—		—		—	—	—

—		—		—		—	(31,121)	—
—		—		—		—	(37,338)	—
—		—		—		—	(884,170)	—

(147,400,319)		(128,929,473)		(247,346,472)		(7,610,930)	(5,936,022)	(12,177,885)

1,213,238,645		664,724,345		1,746,992,051		53,727,072	37,545,092	82,437,849
—		—		131,649,843		—	—	—
115,389,754		102,424,969		195,239,156		6,008,016	4,642,385	9,674,188
(676,885,087	)(b)	(563,381,634	)(b)	(1,231,153,803	)(b)	(39,851,665)	(48,024,294)	(44,948,140)

651,743,312		203,767,680		842,727,247		19,883,423	(5,836,817)	47,163,897

254,061,733		(183,199,301)		784,632,624		(9,157,910)	(12,699,608)	46,007,407

3,483,377,915		3,666,577,216		2,881,944,592		246,166,371	258,865,979	212,858,572

$3,737,439,648		$3,483,377,915		$3,666,577,216		$237,008,461	$246,166,371	$258,865,979

$6,739,787		$3,104,148		$13,282,715		$(586,935)	$(565,343)	$52,088

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Local Emerging Markets Debt
	For the
	Six Months Ended		For the
	September 30, 2008		Period Ended
	(Unaudited)		March 31, 2008(a)

From operations:

Net investment income	$4,216,129		$304,110
Net realized gain (loss) from investment, futures, swap and foreign currency related transactions	(357,055)		(188,558)
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(18,160,281)		(594,728)

Net increase (decrease) in net assets resulting from operations	(14,301,207)		(479,176)

Distributions to shareholders:

From net investment income
Class A Shares	(689,753)		(1,667)
Class C Shares	(3,081)		(66)
Institutional Shares	(3,430,512)		(100,523)
Separate Account Institutional Shares	—		—
From capital
Class A Shares	—		(3,181)
Class C Shares	—		(127)
Institutional Shares	—		(191,803)

Total distributions to shareholders	(4,123,346)		(297,367)

From share transactions:

Net proceeds from sales of shares	149,755,027		62,655,249
Reinvestment of dividends and distributions	3,995,438		296,418
Cost of shares redeemed	(43,108,869	)(b)	(134,379)

Net increase in net assets resulting from share transactions	110,641,596		62,817,288

TOTAL INCREASE (DECREASE)	92,217,043		62,040,745

Net assets:

Beginning of period	62,040,745		—

End of period	$154,257,788		$62,040,745

Accumulated undistributed (distribution in excess of) net investment income	$133,199		$40,416

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Commenced operations on February 15, 2008.
(b)	Net of $20 redemption fees for Local Emerging Markets Debt Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

U.S. Mortgages Fund
For the
Six Months Ended	For the Period	For the
September 30, 2008	November 1, 2007	Year Ended
(Unaudited)	to March 31, 2008*	October 31, 2007

$19,532,471	$14,577,983	$21,311,799
7,162,258	7,874,502	(682,434)

(36,852,503)	(28,234,984)	3,490,822

(10,157,774)	(5,782,499)	24,120,187

(202,881)	(140,480)	(325,116)
—	—	—
(7,251,918)	(3,399,507)	(7,058,792)
(13,197,368)	(11,502,439)	(15,163,742)

	—
	—	—
—	—	—

(20,652,167)	(15,042,426)	(22,547,650)

252,501,228	96,889,098	379,310,165
16,343,513	11,951,182	18,414,913
(88,339,158)	(103,222,843)	(138,044,541)

180,505,583	5,617,437	259,680,537

149,695,642	(15,207,488)	261,253,074

678,450,824	693,658,312	432,405,238

$828,146,466	$678,450,824	$693,658,312

$(1,111,799)	$7,897	$(96,144)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements
September 30, 2008 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following are Goldman Sachs Funds included in this report (collectively, the “Funds” or individually a “Fund”), the share classes offered by each Fund and their diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

Emerging Markets Debt, Local Emerging Markets Debt	A, C and Institutional	Non-diversified

High Yield	A, B, C, Institutional, Service, IR and R	Diversified

Investment Grade Credit, U.S. Mortgages	A, Institutional and Separate Account Institutional	Diversified

Class A Shares of the Funds charge a maximum initial sales charge of 4.50%. The contingent deferred sales charge for Class B Shares is 5.00% maximum declining to zero after six years for High Yield. Class C Shares have a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Separate Account Institutional, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement, receives such sales charges and may retain a portion of such sales charges.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.
High Yield, Emerging Markets Debt and Local Emerging Markets Debt will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less (60 calendar days or less for High Yield). For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last.
The Emerging Markets Debt, High Yield, Investment Grade Credit and U.S. Mortgages Funds changed their fiscal year end from October 31 to March 31. GSAM has agreed to reimburse these Funds for any cost associated with changing these Funds’ fiscal year ends.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with Generally Accepted Accounting Principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. The Funds’ investments for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Certain mortgage security paydown gains and losses are recorded as interest income (loss) and are included in interest income in the accompanying Statements of Operations. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes, if any, on foreign securities held by the Funds, which are subject to such taxes.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared and Paid	Declared and Paid

Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages	Daily/Monthly	Annually

Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAM has reviewed the tax positions for the Funds under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) for the open tax years (tax years ended October 31, 2005-2007 and March 31, 2008) and determined that the application of FIN 48 did not have a material impact on the Funds’ financial statements. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars (using 4:00 p.m. Eastern Time exchange rates) on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are segregated in the Statements of Operations from the effects of changes in market prices of those investments, and are included with the net realized and unrealized gain (loss) on foreign currency related transactions. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

Non U.S. currency symbols utilized throughout the report are defined as follows:

AED = Arab Emirate Dollar	IDR = Indonesian Rupiah
ARS = Argentine Peso	KZT = Kazakhstan Tenge
BRL = Brazilian Real	MXN = Mexican Peso
CAD = Canadian Dollar	NGN = Nigerian Naira
COP = Colombian Peso	PEN = Peruvian Nuevo Sol
EGP = Egyptian Pound	PLN = Polish Zloty
EUR = Euro	RUB = Russian Ruble
GBP = British Pound	TRY = Turkish Lira
HUF = Hungarian Forint	UYU = Uruguayan Peso

F. Forward Foreign Currency Exchange Contracts — The Funds (except the U.S. Mortgages Fund) may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward foreign currency exchange contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded by the Funds. The Funds record realized gains or losses on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. For forward foreign currency exchange contracts, the Funds segregate sufficient cash and/or securities to cover any commitments under these contracts.

G. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. For futures contracts, the Funds segregate sufficient cash and/or securities to cover any commitments under these contracts.

H. Mortgage and Asset-Backed Securities — Certain Funds may invest in mortgage and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, Real Estate Mortgage Investment Conduit pass-through or participation certificates, and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of some mortgage- and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage- and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s, typically monthly, are treated as a proportionate reduction to the reduction in par of the cost basis of the securities and excess amounts are recorded as gains. All gains and losses resulting from principal payments are classified as interest income in the accompanying Statement of Operations.

I. Mortgage Dollar Rolls — The U.S. Mortgages and Investment Grade Credit Funds may enter into mortgage “dollar rolls” in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrued interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.

J. Offering Costs — Offering costs paid in connection with the offering of shares of Local Emerging Markets Debt are amortized on a straight-line basis over 12 months from the date of commencement of operations.

K. Redemption Fees — A 2% redemption fee will be imposed on the redemption of shares (including by exchange) held for 60 calendar days or less with respect to the High Yield Fund and 30 days or less with respect to the Emerging Markets Debt and Local Emerging Markets Debt Funds. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

L. Repurchase Agreements — The Funds may enter in repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

M. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Swap transactions are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Funds may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. When entering into swap contracts, a Fund must set aside liquid assets or engage in other appropriate measures to cover its obligations under the swap contract. The Funds may invest in the following types of swaps:
A credit default swap agreement involves one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically a corporate issuer or an issuer within an index on its obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of a corporate issuer or to take an active long or short position with respect to the likelihood of a particular issuer’s default. If the Fund enters into a buy contract and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty. If a credit event occurs, the seller of protection may be required to pay the Fund the notional value of the credit default swap on the specified reference obligation. As a seller of protection, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund enters into a sale contract and a credit event occurs, in addition to the credit exposure the Fund has on the other assets held in its portfolio, the value of the reference obligation received by the Fund reduced by the periodic payments previously received may be less than the maximum payout amount the Fund pays to the counterparty, resulting in a loss to the Fund. Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly.
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A total return swap is an agreement that gives the Funds the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

interest rate. If the underlying asset declines in value over the term of the swap, the Funds may also be required to pay the dollar value of that decline to the counterparty.
Swaps are marked-to-market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps, which are recorded as a realized gain or loss ratably beginning on the effective start date. Periodic payments received or made on swap contracts are recorded as a realized gain or loss on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements or, with respect to credit default swaps, when a credit event occurs and recorded as realized gains from swaps on the Statements of Operations.

N. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (To Be Announced) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Funds at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended September 30, 2008, GSAM received a Management fee on a contractual basis at the following rates:

							Effective Net
	Contractual Management Rate						Management
	Up to	Next	Next	Next	Over	Effective	Rate
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	(after waiver)

Emerging Markets Debt	0.80%	0.80%	0.72%	0.68%	0.67%	0.80%	0.80%

High Yield	0.70	0.70	0.63	0.60	0.59	0.67	0.67

Investment Grade Credit	0.40	0.36	0.34	0.33	0.32	0.40	0.33	*

Local Emerging Markets Debt	0.90	0.90	0.81	0.77	0.75	0.90	0.90

U.S. Mortgages	0.40	0.36	0.34	0.33	0.32	0.40	0.33	*

Effective July 1, 2008, GSAM implemented these additional asset level breakpoints to its contractual Management rate.

*	GSAM voluntarily agreed to waive a portion of its Management fee in order to achieve an effective rate of 0.33% as an annual percentage rate of average daily net assets each of Investment Grade Credit and U.S. Mortgages for the six months ended September 30, 2008.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

3. AGREEMENTS (continued)

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75%, 0.75% and 0.50% of each Fund’s average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares. With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans do not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended September 30, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

Emerging Markets Debt	$3,300	N/A	$—

High Yield	63,400	—	100

Investment Grade Credit	200	N/A	N/A

Local Emerging Markets Debt	300	N/A	—

C. Transfer Agency Agreement — Goldman Sachs also serves as Transfer Agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional, Separate Account Institutional, and Service Shares. Goldman Sachs has voluntarily agreed to waive a portion of the Transfer Agent Fees equal to 0.02% of the average daily net assets attributable to Institutional and Separate Account Institutional Shares of Investment Grade Credit and U.S. Mortgages. Goldman may discontinue or modify the waiver in the future at its discretion.

D. Service Plan and Shareholder Administration Plans — The Trust, on behalf of High Yield, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.

E. Account Service Plans — The Trust, on behalf of Class A and Institutional Shares of Investment Grade Credit and U.S. Mortgages Funds, has adopted Account Service Plans. Under these Plans, Goldman Sachs and authorized dealers are entitled to receive a fee for account service and account maintenance equal to, on an annual basis, 0.05% of the average daily net assets of U.S. Mortgages and Investment Grade Credit Funds attributable to Class A and Institutional Shares.

F. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, Service Share fees, Account Service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

3. AGREEMENTS (continued)

paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for Emerging Markets Debt, High Yield, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages as an annual percentage rate of average daily net assets were 0.044%, 0.024%, 0.004%, 0.074% and 0.004%, respectively.
In addition, the Funds have entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction of the Funds’ expenses. For the six months ended September 30, 2008, these expense reductions, including any waivers and expense reimbursements were as follows (in thousands):

				Fee Credits
	Fee Waivers		Other	Custody		Total
	Management	Transfer	Expense	Fee	Transfer	Expense
Fund	Fees	Agent Fees	Reimbursement	Reductions	Agent Fee	Reductions

Emerging Markets Debt	$—	$—	$195	$8	$—	$203

High Yield	—	—	58	42	10	110

Investment Grade Credit	87	24	159	2	—	272

Local Emerging Markets Debt	—	—	184	30	—	214

U.S. Mortgages	283	80	299	15	—	677

As of September 30, 2008, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer	Over
Fund	Fees	Service Fees	Agent Fees	Reimbursement	Total

Emerging Markets Debt	$146	$17	$13	$—	$176

High Yield	1,996	503	262	—	2,761

Investment Grade Credit	68	3	5	—	76

Local Emerging Markets Debt	128	7	8	125	268

U.S. Mortgages	226	2	14	—	242

4. FAIR VALUE OF INVESTMENTS

For the period ended September 30, 2008, the Funds adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

4. FAIR VALUE OF INVESTMENTS (continued)

As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Funds invest:

	Emerging Markets Debt				High Yield
	Investments in	Investments in			Investments in	Investments in
	Securities	Securities	Derivatives-	Derivatives-	Securities	Securities	Derivatives-	Derivatives-
Level	Long-Assets	Short-Liabilities	Assets	Liabilities	Long-Assets	Short-Liabilities	Assets	Liabilities

Level 1	$–	$–	$46,805	$–	$4,488,235	$–	$–	$–
Level 2	195,475,383	–	1,538,937	(968,755)	3,498,979,557	–	30,288,407	(823,305)
Level 3	1,722,003	–	–	–	6,026,732	–	–	–

Total	$197,197,386	$–	$1,585,742	$(968,755)	$3,509,494,524	$–	$30,288,407	$(823,305)

	Investment Grade Credit				Local Emerging Markets Debt
	Investments in	Investments in			Investments in	Investments in
	Securities	Securities	Derivatives-	Derivatives-	Securities	Securities	Derivatives-	Derivatives-
Level	Long-Assets	Short-Liabilities	Assets	Liabilities	Long-Assets	Short-Liabilities	Assets	Liabilities

Level 1	$–	$–	$393,696	$(301,323)	$–	$–	$–	$–
Level 2	244,092,169	(2,028,125)	1,696,911	(302,412)	152,369,081	–	5,902	(5,059,431)
Level 3	–	–	–	–	7,810,326	–	–	–

Total	$244,092,169	$(2,028,125)	$2,090,607	$(603,735)	$160,179,407	$–	$5,902	$(5,059,431)

	U.S. Mortgages
	Investments in	Investments in
	Securities	Securities	Derivatives-	Derivatives-
Level	Long-Assets	Short-Liabilities	Assets	Liabilities

Level 1	$–	$–	$108,738	$(187,706)
Level 2	928,822,883	(50,145,022)	2,150,320	(1,118,162)
Level 3	–	–	–	–

Total	$928,822,883	$(50,145,022)	$2,150,320	$(1,197,130)

The following is a reconciliation of Level 3 investments for the six months ended September 30, 2008.

	Emerging Markets		Local Emerging
	Debt	High Yield	Markets Debt
	Investments in	Investments in	Investments in
	Securities	Securities	Securities
Level 3	Long-Assets	Long-Assets	Long-Assets

Beginning Balance as of March 31, 2008	$281,300	$22,451,904	$2,192,165
Realized gain (loss)	–	–	–
Change in unrealized gain (loss)	(115,556)	(4,436,126)	(692,542)
Net purchase (sales)	–	(2,700,077)	6,310,703
Net transfers in and/or out of Level 3	1,556,259	(9,288,969)	–

Ending Balance as of September 30, 2008	$1,722,003	$6,026,732	$7,810,326

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2008, were as follows:

			Sales and	Sales and Maturities
	Purchases of	Purchases	Maturities of	(Excluding
	U.S. Government	(Excluding	U.S. Government	U.S. Government
	and Agency	U.S. Government and	and Agency	and Agency
Fund	Obligations	Agency Obligations)	Obligations	Obligations)

Emerging Markets Debt	$8,863,226	$150,304,571	$6,005,150	$156,392,305

High Yield	—	596,954,056	—	243,418,090

Investment Grade Credit	31,859,949	72,080,586	10,001,877	69,501,344

Local Emerging Markets Debt	—	131,249,475	—	32,437,395

U.S. Mortgages	1,456,502,459	21,075,882	1,196,272,602	4,349,829

For the six months ended September 30, 2008, Emerging Markets Debt, Investment Grade Credit and U.S. Mortgages paid commissions of approximately $1,000, $13,900 and $33,500, respectively in connection with futures contracts entered into with Goldman Sachs as the Futures Commission Merchant.

6. SECURITIES LENDING

The Funds may lend their securities through an agreement with their custodian, State Street Bank and Trust Company (“SSB”). In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, in accordance with the Funds’ valuation policies or, if applicable, by the valuation procedures established by the Board of Trustees, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Funds invest the cash collateral received in connection with securities lending transactions in the State Street Navigator Securities Lending Prime Portfolio (the “Portfolio”). The Portfolio is a private, registered money market fund and is managed by State Street Global Advisors (“SSgA”). The Portfolio has been established primarily for the investment of cash collateral on behalf of funds participating in SSB’s securities lending program and complies with the requirements of Rule 2a-7 of the 1940 Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and SSB receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended September 30, 2008, are reported parenthetically under Investment Income on the Statements of Operations. Effective October 2, 2008, the Funds suspended this program but may resume lending securities in the future.

7. LINE OF CREDIT FACILITY

The Funds, except for Local Emerging Markets Debt, participated in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having a management agreement with GSAM or affiliates. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2008, the Funds did not have any borrowings under the facility. Prior to May 13, 2008, the amount of the facility was $450,000,000.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

8. TAX INFORMATION

As of the most recent fiscal year ended, March 31, 2008, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows.

	Emerging		Investment Grade	Local Emerging
	Markets Debt	High Yield	Credit	Markets Debt	U.S. Mortgages

Capital loss carryforward:(1)
Expiring 2009	$—	$(11,007,057)	$—	$—	$—
Expiring 2010	—	(3,471,539)	—	—	—
Expiring 2011	—	(1,172,508)	—	—	—
Expiring 2012	—	—	—	—	—
Expiring 2013		—	—	—	—
Expiring 2014		(8,291,304)	(2,649,569)	—	—
Expiring 2015	—	—	—	—	—
Expiring 2016	—	(49,236,893)	(487,181)	—	—

Total capital loss carryforward	$—	$(73,179,301)	$(3,136,750)	$—	$—

Timing differences (income distribution payables, straddles and swap income receivables)	$(533,872)	$(4,816,962)	$(568,985)	$1,485	$(817,792)

(1)	Expiration occurs on March 31 of the year indicated.

As of September 30, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Emerging		Investment Grade	Local Emerging
	Markets Debt	High Yield	Credit	Markets Debt	U.S. Mortgages

Tax Cost	$218,940,235	$4,280,165,500	$276,584,727	$173,779,163	$992,606,263

Gross unrealized gain	611,491	12,251,792	221,251	11,032	4,531,909
Gross unrealized loss	(22,354,340)	(782,922,768)	(32,713,809)	(13,610,788)	(68,315,289)

Net unrealized security loss	$(21,742,849)	$(770,670,976)	$(32,492,558)	$(13,599,756)	$(63,783,380)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to net mark-to market gains (losses) on regulated futures and foreign currency contracts and wash sales as of the most recent fiscal year end.

9. OTHER RISKS

Funds’ Shareholder Concentration — Certain Goldman Sachs Fund of Fund Portfolios may invest a significant percentage of its assets in the Funds. In the event the Fund of Funds Portfolios experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Fund may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Fund is forced to liquidate its

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

9. OTHER RISKS (continued)

securities. The following Portfolios were beneficial owners of certain Funds with amounts of 5% or greater as of September 30, 2008 (as a percentage of outstanding shares):

			Goldman Sachs
	Goldman Sachs	Goldman Sachs	Growth and Income
	Balanced	Growth Strategy	Strategy
Fund	Strategy Portfolio	Portfolio	Portfolio

Emerging Markets Debt	6%	18%	22%

Local Emerging Markets Debt	7	24	29

As of September 30, 2008, Goldman Sachs Group, Inc. was the beneficial owner of approximately 32% of Shares outstanding of Class C Shares of the Local Emerging Markets Debt Fund and 100% of Shares outstanding of Class IR and Class R Shares of the High Yield Fund.

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

Market and Credit Risks — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The Funds may be exposed to additional credit risk that an institution or other entity with which the Funds have unsettled or open transactions will default.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise High Yield Bond Fund by the High Yield Fund. The reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

10. OTHER MATTERS (continued)

Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise High Yield Bond Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the High Yield Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

High Yield Class A/
AXA Enterprise High Yield Bond Class A	8,370,809	$68,222,384	7,030,741

High Yield Class B/
AXA Enterprise High Yield Bond Class B	4,327,921	35,359,057	3,647,903

High Yield Class C/
AXA Enterprise High Yield Bond Class C	2,322,931	18,955,171	1,956,052

High Yield Institutional Class/
AXA Enterprise High Yield Bond Class Y	1,116,820	9,113,231	938,668

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be limited under the Code.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s	Acquired Fund’s
	Assets before	Assets before	Assets Immediately	Unrealized	Capital Loss
Survivor/Acquired Fund	reorganization	reorganization	after reorganization	Appreciation	Carryforward

High Yield/AXA Enterprise High Yield Bond	$3,315,990,233	$131,649,843	$3,447,640,076	$1,226,239	$(16,622,835)

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Debt Fund

	For the Six Months Ended
	September 30, 2008		For the Period November 1, 2007		For the Year Ended
	(Unaudited)		to March 31, 2008*		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,226,514	$25,591,615	2,342,051	$27,667,088	4,353,597	$52,317,508
Shares issued in connection with merger	—	—	—	—	—	—
Reinvestment of distributions	186,605	2,117,004	248,217	2,928,894	369,563	4,425,421
Shares redeemed	(3,656,773)	(41,480,108)	(1,996,878)	(23,559,570)	(3,548,141)	(42,424,740)

	(1,243,654)	(13,771,489)	593,390	7,036,412	1,175,019	14,318,189

Class C Shares
Shares sold	77,467	889,885	91,162	1,074,508	82,909	985,311
Shares issued in connection with merger	—	—	—	—	—	—
Reinvestment of distributions	3,656	41,205	3,007	35,366	807	9,614
Shares redeemed	(54,173)	(622,129)	(13,203)	(155,072)	(1,885)	(22,264)

	26,950	308,961	80,966	954,802	81,831	972,661

Institutional Shares
Shares sold	3,842,735	44,126,722	2,108,545	25,017,544	9,558,691	114,673,029
Shares issued in connection with merger	—	—	—	—	—	—
Reinvestment of distributions	396,189	4,487,979	635,605	7,510,547	740,538	8,868,292
Shares redeemed	(3,875,840)	(43,547,490)	(5,742,828)	(67,450,420)	(1,924,964)	(22,990,871)

	363,084	5,067,211	(2,998,678)	(34,922,329)	8,374,265	100,550,450

NET INCREASE (DECREASE)	(853,620)	$(8,395,317)	(2,324,322)	$(26,931,115)	9,631,115	$115,841,300

*	The Fund changed its fiscal year end from October 31 to March 31.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

Share activity is as follows:

			High Yield Fund

	For the Six Months Ended
	September 30, 2008		For the Period November 1, 2007		For the Year Ended
	(Unaudited)		to March 31, 2008*		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	81,424,744	$568,886,659	35,716,778	$264,555,735	96,811,653	$784,743,576
Shares issued in connection with merger	—	—	—	—	8,370,809	68,222,384
Reinvestment of distributions	8,572,864	60,112,454	7,078,436	52,380,371	12,888,183	103,737,100
Shares converted from Class B(a)	267,862	1,919,400	291,849	2,166,360	393,525	3,149,357
Shares redeemed	(47,533,196)	(336,550,242)	(35,578,487)	(263,914,880)	(67,997,624)	(547,222,326)

	42,732,274	294,368,271	7,508,576	55,187,586	50,466,546	412,630,091

Class B Shares
Shares sold	400,766	2,887,773	330,804	2,464,142	1,658,242	13,495,012
Shares issued in connection with merger	—	—	—	—	4,327,921	35,359,057
Reinvestment of distributions	348,575	2,452,661	341,133	2,529,064	653,818	5,261,142
Shares converted to Class A(a)	(267,713)	(1,919,400)	(291,455)	(2,166,360)	(392,852)	(3,149,357)
Shares redeemed	(1,800,357)	(12,723,895)	(1,936,011)	(14,330,803)	(3,681,580)	(29,577,301)

	(1,318,729)	(9,302,861)	(1,555,529)	(11,503,957)	2,565,549	21,388,553

Class C Shares
Shares sold	1,453,396	10,446,356	1,169,706	8,724,064	5,101,822	41,491,709
Shares issued in connection with merger	—	—	—	—	2,322,931	18,955,171
Reinvestment of distributions	331,718	2,330,806	307,774	2,279,416	594,235	4,781,271
Shares redeemed	(2,258,185)	(16,034,624)	(2,295,475)	(17,058,476)	(4,268,770)	(34,240,044)

	(473,071)	(3,257,462)	(817,995)	(6,054,996)	3,750,218	30,988,107

Institutional Shares
Shares sold	90,573,218	626,307,490	51,355,920	385,356,277	111,403,467	900,996,513
Shares issued in connection with merger	—	—	—	—	1,116,820	9,113,231
Reinvestment of distributions	7,129,155	50,099,202	6,073,478	44,983,452	10,066,461	81,175,867
Shares redeemed	(43,728,877)	(310,451,503)	(36,406,155)	(267,340,275)	(76,426,912)	(619,115,202)

	53,973,496	365,955,189	21,023,243	162,999,454	46,159,836	372,170,409

Service Shares
Shares sold	654,415	4,710,323	492,583	3,604,127	777,362	6,265,241
Reinvestment of distributions	56,368	393,852	34,195	252,104	35,411	283,776
Shares redeemed	(159,869)	(1,124,823)	(101,159)	(737,200)	(123,655)	(998,930)

	550,914	3,979,352	425,619	3,119,031	689,118	5,550,087

Class IR Shares(b)
Shares sold	—	—	1,302	10,000	—	—
Reinvestment of distributions	58	402	39	289	—	—

	58	402	1,341	10,289	—	—

Class R Shares(b)
Shares sold	6	44	1,302	10,000	—	—
Reinvestment of distributions	54	377	37	273	—	—

	60	421	1,339	10,273	—	—

NET INCREASE (DECREASE)	95,465,002	$651,743,312	26,586,594	$203,767,680	103,631,267	$842,727,247

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

(b)	Class IR and R Shares of the High Yield Fund commenced operations on November 30, 2007.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Investment Grade Credit Fund

	For the Six Months Ended
	September 30, 2008		For the Period November 1, 2007		For the Year Ended
	(Unaudited)		to March 31, 2008*		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	568,660	$5,260,209	125,628	$1,242,804	603,406	$5,994,828
Reinvestment of distributions	28,809	265,944	16,689	164,540	29,335	290,799
Shares redeemed	(152,287)	(1,415,045)	(31,251)	(306,945)	(106,258)	(1,054,310)

	445,182	4,111,108	111,066	1,100,399	526,483	5,231,317

Institutional Shares
Shares sold	378,085	3,558,363	118,021	1,151,363	838,243	8,320,685
Reinvestment of distributions	24,098	223,175	17,433	172,373	23,646	234,541
Shares redeemed	(200,583)	(1,895,855)	(145,867)	(1,434,882)	(96,478)	(953,900)

	201,600	1,885,683	(10,413)	(111,146)	765,411	7,601,326

Separate Account Institutional Shares
Shares sold	4,773,555	44,908,500	3,547,009	35,150,925	6,860,944	68,122,336
Reinvestment of distributions	594,366	5,518,897	435,843	4,305,472	921,386	9,148,848
Shares redeemed	(3,897,744)	(36,540,765)	(4,685,260)	(46,282,467)	(4,322,899)	(42,939,930)

	1,470,177	13,886,632	(702,408)	(6,826,070)	3,459,431	34,331,254

NET INCREASE (DECREASE)	2,116,959	$19,883,423	(601,755)	$(5,836,817)	4,751,325	$47,163,897

*	The Fund changed its fiscal year end from October 31 to March 31.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2008 (Unaudited)

Share activity is as follows:

	Local Emerging Markets Debt Fund

	For the Six Months Ended		For the Period from
	September 30, 2008		February 15, 2008 to
	(Unaudited)		March 31, 2008(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,533,543	$54,290,225	149,915	$1,510,010
Reinvestment of distributions	62,469	598,434	491	4,841
Shares redeemed	(2,755,068)	(25,913,949)	(1)	(10)

	2,840,944	28,974,710	150,405	1,514,841

Class C Shares
Shares sold	2,155	21,000	12,847	128,003
Reinvestment of distributions	293	2,875	20	193
Shares redeemed	(12,114)	(113,734)	(1)	(10)

	(9,666)	(89,859)	12,866	128,186

Institutional Shares
Shares sold	9,758,692	95,443,802	6,118,709	61,017,236
Reinvestment of distributions	353,163	3,394,129	29,451	291,384
Shares redeemed	(1,818,594)	(17,081,186)	(13,562)	(134,359)

	8,293,261	81,756,745	6,134,598	61,174,261

NET INCREASE	11,124,539	$110,641,596	6,297,869	$62,817,288

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	The Local Emerging Markets Debt Fund commenced operations on February 15, 2008.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	U.S. Mortgages Fund

	For the Six Months Ended
	September 30, 2008		For the Period November 1, 2007		For the Year Ended
	(Unaudited)		to March 31, 2008*		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	214,054	$2,071,210	24,691	$247,785	91,219	$901,860
Reinvestment of distributions	21,218	200,325	14,110	139,832	30,971	305,402
Shares redeemed	(137,425)	(1,280,370)	(19,564)	(194,290)	(115,990)	(1,148,045)

	97,847	991,165	19,237	193,327	6,200	59,217

Institutional Shares
Shares sold	15,689,676	151,489,068	1,647,569	16,334,283	4,044,591	39,935,762
Reinvestment of distributions	600,279	5,660,375	279,639	2,776,186	610,156	6,026,409
Shares redeemed	(669,585)	(6,358,953)	(375,783)	(3,747,559)	(1,019,855)	(9,997,982)

	15,620,370	150,790,490	1,551,425	15,362,910	3,634,892	35,964,189

Separate Account Institutional Shares
Shares sold	10,412,724	98,940,950	8,036,696	80,307,030	34,189,108	338,472,543
Reinvestment of distributions	1,108,776	10,482,813	909,719	9,035,164	1,223,142	12,083,102
Shares redeemed	(8,518,304)	(80,699,835)	(9,982,268)	(99,280,994)	(12,826,049)	(126,898,514)

	3,003,196	28,723,928	(1,035,853)	(9,938,800)	22,586,201	223,657,131

NET INCREASE	18,721,413	$180,505,583	534,809	$5,617,437	26,227,293	$259,680,537

*	The Fund changed its fiscal year end from October 31 to March 31.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2008 - A	$11.63	$0.34	$(1.20)	$(0.86)	$(0.32)	$—	$(0.32)
2008 - C	11.60	0.30	(1.20)	(0.90)	(0.28)	—	(0.28)
2008 - Institutional	11.63	0.36	(1.20)	(0.84)	(0.34)	—	(0.34)

FOR THE PERIOD NOVEMBER 1, 2007, TO MARCH 31, 2008*

2008 - A	12.16	0.30	(0.37)	(0.07)	(0.31)	(0.15)	(0.46)
2008 - C	12.14	0.25	(0.36)	(0.11)	(0.28)	(0.15)	(0.43)
2008 - Institutional	12.17	0.32	(0.38)	(0.06)	(0.33)	(0.15)	(0.48)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	11.98	0.63	0.38	1.01	(0.62)	(0.21)	(0.83)
2007 - C	11.97	0.53	0.38	0.91	(0.53)	(0.21)	(0.74)
2007 - Institutional	11.99	0.67	0.39	1.06	(0.67)	(0.21)	(0.88)

2006 - A	11.75	0.60	0.69	1.29	(0.65)	(0.41)	(1.06)
2006 - C (commenced September 26, 2006)	11.78	0.01	0.22	0.23	(0.04)	—	(0.04)
2006 - Institutional	11.76	0.64	0.69	1.33	(0.69)	(0.41)	(1.10)

2005 - A	11.18	0.74	1.00	1.74	(0.64)	(0.53)	(1.17)
2005 - Institutional	11.19	0.77	1.02	1.79	(0.69)	(0.53)	(1.22)

2004 - A	10.22	0.59	0.97	1.56	(0.57)	(0.03)	(0.60)
2004 - Institutional	10.23	0.62	0.98	1.60	(0.61)	(0.03)	(0.64)

2003 - A (commenced August 29, 2003)	10.00	0.08	0.26	0.34	(0.12)	—	(0.12)
2003 - Institutional (commenced August 29, 2003)	10.00	0.11	0.24	0.35	(0.12)	—	(0.12)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.45	(7.55)%	$65,904	1.22	%(c)	5.96	%(c)	1.38	%(c)	5.80	%(c)	72%
10.42	(7.92)	1,978	1.97	(c)	5.20	(c)	2.13	(c)	5.04	(c)	72
10.45	(7.47)	134,135	0.88	(c)	6.33	(c)	1.04	(c)	6.17	(c)	72

11.63	(0.51)	87,818	1.21	(c)	6.03	(c)	1.36	(c)	5.88	(c)	41
11.60	(0.82)	1,890	1.96	(c)	5.20	(c)	2.11	(c)	5.05	(c)	41
11.63	(0.37)	145,067	0.87	(c)	6.51	(c)	1.02	(c)	6.36	(c)	41

12.16	8.86	84,661	1.23		5.23		1.38		5.08		81
12.14	7.80	995	1.98		4.64		2.13		4.49		81
12.17	9.25	188,311	0.87		5.68		1.02		5.53		81

11.98	11.63	69,302	1.23		5.17		1.53		4.87		167
11.97	1.98	1	1.71	(c)	1.36	(c)	1.75	(c)	1.32	(c)	167
11.99	11.93	85,073	0.86		5.51		1.16		5.21		167

11.75	16.48	34,327	1.26		6.13		1.82		5.57		207
11.76	17.01	40,962	0.88		6.58		1.52		5.94		207

11.18	15.78	5,411	1.28		5.43		3.09		3.62		273
11.19	16.22	20,387	0.88		5.90		2.57		4.21		273

10.22	3.36	1,088	1.28	(c)	5.35	(c)	5.53	(c)	1.10	(c)	49
10.23	3.52	11,688	0.88	(c)	5.96	(c)	4.88	(c)	1.96	(c)	49

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2008 - A	$7.12	$0.29	$(0.73)	$(0.44)	$(0.29)
2008 - B	7.13	0.27	(0.74)	(0.47)	(0.26)
2008 - C	7.12	0.27	(0.74)	(0.47)	(0.26)
2008 - Institutional	7.13	0.31	(0.74)	(0.43)	(0.30)
2008 - Service	7.12	0.29	(0.74)	(0.45)	(0.28)
2008 - IR	7.12	0.30	(0.74)	(0.44)	(0.29)
2008 - R	7.12	0.28	(0.73)	(0.45)	(0.28)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	7.93	0.24	(0.78)	(0.54)	(0.27)
2008 - B	7.94	0.22	(0.79)	(0.57)	(0.24)
2008 - C	7.93	0.22	(0.79)	(0.57)	(0.24)
2008 - Institutional	7.94	0.25	(0.78)	(0.53)	(0.28)
2008 - Service	7.92	0.24	(0.78)	(0.54)	(0.26)
2008 - IR (commenced November 30, 2007)	7.68	0.20	(0.54)	(0.34)	(0.22)
2008 - R (commenced November 30, 2007)	7.68	0.19	(0.54)	(0.35)	(0.21)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	8.04	0.60	(0.10)	0.50	(0.61)
2007 - B	8.05	0.54	(0.10)	0.44	(0.55)
2007 - C	8.04	0.54	(0.10)	0.44	(0.55)
2007 - Institutional	8.05	0.63	(0.10)	0.53	(0.64)
2007 - Service	8.03	0.59	(0.10)	0.49	(0.60)

2006 - A	7.81	0.58	0.23	0.81	(0.58)
2006 - B	7.82	0.53	0.22	0.75	(0.52)
2006 - C	7.81	0.53	0.22	0.75	(0.52)
2006 - Institutional	7.82	0.61	0.23	0.84	(0.61)
2006 - Service	7.80	0.57	0.23	0.80	(0.57)

2005 - A	8.08	0.62	(0.22)	0.40	(0.67)
2005 - B	8.09	0.56	(0.22)	0.34	(0.61)
2005 - C	8.08	0.56	(0.22)	0.34	(0.61)
2005 - Institutional	8.09	0.65	(0.21)	0.44	(0.71)
2005 - Service	8.09	0.62	(0.24)	0.38	(0.67)

2004 - A	7.79	0.65	0.32	0.97	(0.68)
2004 - B	7.80	0.60	0.31	0.91	(0.62)
2004 - C	7.79	0.60	0.31	0.91	(0.62)
2004 - Institutional	7.81	0.69	0.30	0.99	(0.71)
2004 - Service	7.80	0.65	0.31	0.96	(0.67)

2003 - A	6.38	0.65	1.40	2.05	(0.64)
2003 - B	6.39	0.60	1.39	1.99	(0.58)
2003 - C	6.38	0.59	1.40	1.99	(0.58)
2003 - Institutional	6.39	0.68	1.41	2.09	(0.67)
2003 - Service	6.39	0.64	1.40	2.04	(0.63)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$6.39	(6.52)%	$1,754,283	1.07	%(c)	8.17	%(c)	1.07	%(c)	8.17	%(c)	7%
6.40	(6.88)	74,993	1.82	(c)	7.42	(c)	1.82	(c)	7.42	(c)	7
6.39	(6.88)	87,750	1.82	(c)	7.43	(c)	1.82	(c)	7.43	(c)	7
6.40	(6.50)	1,807,389	0.73	(c)	8.53	(c)	0.73	(c)	8.53	(c)	7
6.39	(6.61)	13,007	1.23	(c)	8.07	(c)	1.23	(c)	8.07	(c)	7
6.39	(6.55)	9	0.82	(c)	8.33	(c)	0.82	(c)	8.33	(c)	7
6.39	(6.64)	9	1.32	(c)	7.83	(c)	1.32	(c)	7.83	(c)	7

7.12	(6.82)	1,650,027	1.07	(c)	7.87	(c)	1.09	(c)	7.85	(c)	11
7.13	(7.23)	92,953	1.82	(c)	7.12	(c)	1.84	(c)	7.10	(c)	11
7.12	(7.11)	101,138	1.82	(c)	7.12	(c)	1.84	(c)	7.10	(c)	11
7.13	(6.68)	1,628,668	0.73	(c)	8.22	(c)	0.75	(c)	8.20	(c)	11
7.12	(6.89)	10,573	1.23	(c)	7.72	(c)	1.25	(c)	7.70	(c)	11
7.12	(4.35)	10	0.82	(c)	8.20	(c)	0.84	(c)	8.18	(c)	11
7.12	(4.51)	9	1.32	(c)	7.73	(c)	1.34	(c)	7.71	(c)	11

7.93	6.41	1,777,150	1.09		7.46		1.11		7.44		50
7.94	5.61	115,817	1.84		6.72		1.86		6.70		50
7.93	5.61	119,073	1.84		6.71		1.86		6.69		50
7.94	6.79	1,646,138	0.73		7.82		0.75		7.80		50
7.92	6.28	8,399	1.24		7.34		1.26		7.32		50

8.04	10.76	1,395,265	1.12		7.38		1.14		7.36		41
8.05	9.93	96,743	1.87		6.64		1.89		6.62		41
8.04	9.94	90,528	1.87		6.64		1.89		6.62		41
8.05	11.16	1,296,429	0.75		7.76		0.77		7.74		41
8.03	10.63	2,980	1.25		7.26		1.27		7.24		41

7.81	5.10	1,006,734	1.15		7.74		1.17		7.72		52
7.82	4.31	104,637	1.90		6.98		1.92		6.96		52
7.81	4.32	72,590	1.90		6.95		1.92		6.93		52
7.82	5.50	825,508	0.76		8.11		0.79		8.08		52
7.80	4.72	1,597	1.26		7.62		1.29		7.59		52

8.08	12.94	1,109,364	1.16		8.31		1.18		8.29		47
8.09	12.09	105,106	1.91		7.54		1.93		7.52		47
8.08	12.10	56,174	1.91		7.53		1.93		7.51		47
8.09	13.23	832,175	0.76		8.73		0.78		8.71		47
8.09	12.81	1,160	1.26		8.18		1.28		8.16		47

7.79	33.34	1,821,032	1.17		8.97		1.19		8.95		54
7.80	32.31	97,894	1.92		8.25		1.94		8.23		54
7.79	32.36	46,812	1.92		8.21		1.94		8.19		54
7.81	33.98	1,119,417	0.77		9.42		0.79		9.40		54
7.80	33.16	958	1.27		8.86		1.29		8.84		54

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2008 - A	$9.64	$0.26	$(1.06)	$(0.80)	$(0.27)	$—	$(0.27)
2008 - Institutional	9.66	0.29	(1.08)	(0.79)	(0.29)	—	(0.29)
2008 - Separate Account Institutional	9.65	0.29	(1.07)	(0.78)	(0.29)	—	(0.29)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.90	0.22	(0.27)	(0.05)	(0.21)	—	(0.21)
2008 - Institutional	9.92	0.23	(0.27)	(0.04)	(0.22)	—	(0.22)
2008 - Separate Account Institutional	9.91	0.23	(0.26)	(0.03)	(0.23)	—	(0.23)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	9.95	0.51	(0.08)	0.43	(0.48)	—	(0.48)
2007 - Institutional	9.97	0.55	(0.08)	0.47	(0.52)	—	(0.52)
2007 - Separate Account Institutional	9.96	0.56	(0.08)	0.48	(0.53)	—	(0.53)

2006 - A	9.93	0.47	—	0.47	(0.45)	—	(0.45)
2006 - Institutional	9.95	0.51	—	0.51	(0.49)	—	(0.49)
2006 - Separate Account Institutional	9.94	0.52	(0.01)	0.51	(0.49)	—	(0.49)

2005 - A	10.31	0.40	(0.35)	0.05	(0.39)	(0.04)	(0.43)
2005 - Institutional	10.32	0.52	(0.42)	0.10	(0.43)	(0.04)	(0.47)
2005 - Separate Account Institutional	10.31	0.46	(0.35)	0.11	(0.44)	(0.04)	(0.48)

FOR THE PERIOD ENDED OCTOBER 31,

2004 - A (commenced November 3, 2003)	10.00	0.38	0.31	0.69	(0.38)	—	(0.38)
2004 - Institutional (commenced November 3, 2003)	10.00	0.44	0.30	0.74	(0.42)	—	(0.42)
2004 - Separate Account Institutional (commenced November 3, 2003)	10.00	0.43	0.31	0.74	(0.43)	—	(0.43)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$8.57	(8.47)%	$12,221	0.76	%(c)	5.63	%(c)	0.96	%(c)	5.43	%(c)	34%
8.58	(8.39)	11,068	0.40	(c)	6.07	(c)	0.62	(c)	5.85	(c)	34
8.58	(8.27)	213,719	0.35	(c)	6.15	(c)	0.57	(c)	5.93	(c)	34

9.64	(0.54)	9,455	0.76	(c)	5.31	(c)	0.95	(c)	5.12	(c)	15
9.66	(0.39)	10,504	0.40	(c)	5.67	(c)	0.61	(c)	5.46	(c)	15
9.65	(0.37)	226,207	0.35	(c)	5.72	(c)	0.56	(c)	5.51	(c)	15

9.90	4.44	8,615	0.79		5.17		0.97		4.99		74
9.92	4.83	10,893	0.40		5.59		0.60		5.39		74
9.91	4.89	239,358	0.35		5.61		0.55		5.41		74

9.95	4.84	3,420	0.79		4.82		1.04		4.57		74
9.97	5.35	3,317	0.40		5.21		0.65		4.96		74
9.96	5.30	206,122	0.35		5.26		0.60		5.01		74

9.93	0.50	3,622	0.81		3.88		1.07		3.62		88
9.95	0.89	3,638	0.40		4.40		0.66		4.14		88
9.94	1.04	192,196	0.35		4.34		0.62		4.07		88

10.31	7.00	2,179	0.82	(c)	3.66	(c)	1.85	(c)	2.63	(c)	78
10.32	7.57	76	0.40	(c)	4.28	(c)	1.45	(c)	3.23	(c)	78

10.31	7.52	70,269	0.35	(c)	4.26	(c)	1.40	(c)	3.21	(c)	78

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions to
	Net asset				shareholders from
	value,	Net	Net realized	Total from	net
	beginning	investment	and unrealized	investment	investment
Year — Share Class	of period	income(a)	loss	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2008 - A	$9.85	$0.31	$(1.02)	$(0.71)	$(0.29)
2008 - C	9.85	0.27	(1.00)	(0.73)	(0.26)
2008 - Institutional	9.85	0.32	(1.01)	(0.69)	(0.31)

FOR THE PERIOD ENDED MARCH 31,

2008 - A (commenced February 15, 2008)	10.00	0.04	(0.14)	(0.10)	(0.05)
2008 - C (commenced February 15, 2008)	10.00	0.04	(0.14)	(0.10)	(0.05)
2008 - Institutional (commenced February 15, 2008)	10.00	0.06	(0.15)	(0.09)	(0.06)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

					Ratios assuming no
					expense reductions
				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	net assets(c)	rate

$8.85	(7.38)%	$26,483	1.33%	6.39%	1.49%	6.23%	37%
8.86	(7.73)	28	2.08	5.37	2.24	5.21	37
8.85	(7.22)	127,747	0.99	6.62	1.15	6.46	37

9.85	(0.93)	1,482	1.35	4.29	2.98	2.66	3
9.85	(1.01)	127	2.10	4.30	3.73	2.67	3
9.85	(0.89)	60,432	1.01	5.52	2.64	3.89	3

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. MORTGAGES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2008 - A	$9.62	$0.21	$(0.33)	$(0.12)	$(0.22)	$—	$(0.22)
2008 - Institutional	9.64	0.23	(0.34)	(0.11)	(0.24)	—	(0.24)
2008 - Separate Account Institutional	9.64	0.23	(0.34)	(0.11)	(0.24)	—	(0.24)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.91	0.19	(0.29)	(0.10)	(0.19)	—	(0.19)
2008 - Institutional	9.93	0.20	(0.28)	(0.08)	(0.21)	—	(0.21)
2008 - Separate Account Institutional	9.93	0.21	(0.29)	(0.08)	(0.21)	—	(0.21)

FOR THE YEARS ENDED OCTOBER 31,

2007 - A	9.90	0.44	0.04	0.48	(0.47)	—	(0.47)
2007 - Institutional	9.91	0.47	0.05	0.52	(0.50)	—	(0.50)
2007 - Separate Account Institutional	9.91	0.48	0.05	0.53	(0.51)	—	(0.51)

2006 - A	9.82	0.41	0.08	0.49	(0.41)	—	(0.41)
2006 - Institutional	9.82	0.45	0.08	0.53	(0.44)	—	(0.44)
2006 - Separate Account Institutional	9.82	0.45	0.09	0.54	(0.45)	—	(0.45)

2005 - A	10.22	0.28	(0.17)	0.11	(0.33)	(0.18)	(0.51)
2005 - Institutional	10.22	0.33	(0.18)	0.15	(0.37)	(0.18)	(0.55)
2005 - Separate Account Institutional	10.21	0.36	(0.20)	0.16	(0.37)	(0.18)	(0.55)

FOR THE PERIOD ENDED OCTOBER 31,

2004 - A (commenced November 3, 2003)	10.00	0.22	0.33	0.55	(0.33)	—	(0.33)
2004 - Institutional (commenced November 3, 2003)	10.00	0.29	0.31	0.60	(0.38)	—	(0.38)
2004 - Separate Account Institutional (commenced November 3, 2003)	10.00	0.31	0.28	0.59	(0.38)	—	(0.38)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sale or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 141% for the six months ended September 30, 2008, 295% for the period ended March 31, 2008, 380% for the year ended October 31, 2007 and 1442% for the year ended October 31, 2006. Prior years include the effect of mortgage dollar roll transaction, if any.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

					Ratios assuming no
					expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$9.28	(1.43)%	$7,678	0.76	%(d)	4.43	%(d)	0.91	%(d)	4.28	%(d)	147%
9.29	(1.25)	303,475	0.40	(d)	4.80	(d)	0.57	(d)	4.63	(d)	147
9.29	(1.23)	516,993	0.35	(d)	4.84	(d)	0.52	(d)	4.67	(d)	147

9.62	(0.80)	7,021	0.76	(d)	4.58	(d)	0.91	(d)	4.43	(d)	483
9.64	(0.75)	164,236	0.40	(d)	4.94	(d)	0.57	(d)	4.77	(d)	483
9.64	(0.73)	507,194	0.35	(d)	4.98	(d)	0.52	(d)	4.81	(d)	483

9.91	4.96	7,044	0.78		4.43		0.94		4.27		610
9.93	5.43	153,795	0.40		4.81		0.58		4.63		610
9.93	5.48	532,819	0.35		4.84		0.53		4.66		610

9.90	5.21	6,973	0.79		4.24		0.98		4.05		1,665
9.91	5.56	117,497	0.40		4.64		0.61		4.43		1,665
9.91	5.73	307,935	0.35		4.62		0.56		4.41		1,665

9.82	1.00	7,916	0.81		2.88		0.98		2.71		2,006
9.82	1.49	74,616	0.40		3.43		0.58		3.24		2,006
9.82	1.54	387,306	0.35		3.42		0.53		3.24		2,006

10.22	5.60	628	0.82	(d)	1.95	(d)	1.08	(d)	1.69	(d)	1,953
10.22	6.07	120,628	0.40	(d)	2.86	(d)	0.68	(d)	2.58	(d)	1,953

10.21	6.03	101,429	0.35	(d)	2.98	(d)	0.63	(d)	2.70	(d)	1,953

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended September 30, 2008

As a shareholder of Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR or Class R Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Separate Account Institutional, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2008 through September 30, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Debt Fund				High Yield Fund				Investment Grade Credit Fund				Local Emerging Markets Debt Fund				U.S. Mortgages Fund
				Expenses Paid				Expenses Paid				Expenses Paid				Expenses Paid				Expenses Paid
	Beginning	Ending		for the	Beginning	Ending		for the	Beginning	Ending		for the	Beginning	Ending		for the	Beginning	Ending		for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	4/1/08	9/30/08		9/30/08*	4/1/08	9/30/08		9/30/08*	4/1/08	9/30/08		9/30/08*	4/1/08	9/30/08		9/30/08*	4/1/08	9/30/08		9/30/08*
Class A
Actual	$1,000	$924.50		$5.86	$1,000	$934.80		$5.17	$1,000	$915.30		$3.65	1,000	926.20		$6.38	$1,000	$985.70		$3.78
Hypothetical 5% return	1,000	1,018.97	+	6.15	1,000	1,019.72	+	5.40	1,000	1,021.25	+	3.86	1,000	1,018.44	+	6.69	1,000	1,021.26	+	3.85

Class B
Actual	N/A	N/A		N/A	1,000	931.20		8.80	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,015.96	+	9.19	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Class C
Actual	1,000	920.80		9.46	1,000	931.20		8.80	N/A	N/A		N/A	1,000	922.70		9.87	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,015.22	+	9.92	1,000	1,015.96	+	9.19	N/A	N/A		N/A	1,000	1,014.80	+	10.35	N/A	N/A		N/A

Institutional
Actual	1,000	925.30		4.24	1,000	935.00		3.53	1,000	916.10		1.94	1,000	927.80		4.66	1,000	987.50		2.00
Hypothetical 5% return	1,000	1,020.67	+	4.45	1,000	1,021.42	+	3.68	1,000	1,023.05	+	2.05	1,000	1,020.23	+	4.88	1,000	1,023.06	+	2.03

Service
Actual	N/A	N/A		N/A	1,000	933.90		5.96	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.91	+	6.22	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Separate Account Institutional
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	917.30		1.69	N/A	N/A		N/A	N/A	987.70		1.75
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,023.30	+	1.79	N/A	N/A		N/A	N/A	1,023.31	+	1.78

Class IR
Actual	N/A	N/A		N/A	1,000	934.50		4.02	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,025.07	+	4.21	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Class R
Actual	N/A	N/A		N/A	1,000	933.60		6.27	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.58	+	6.54	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Separate Account Institutional	Class IR	Class R

Emerging Markets Debt	1.22%	N/A	1.97%	0.88%	N/A	N/A	N/A	N/A
High Yield	1.07	1.82%	1.82	0.73	1.23%	N/A	0.82%	1.32%
Investment Grade Credit	0.76	N/A	N/A	0.40	N/A	0.35%	N/A	N/A
Local Emerging Markets Debt	1.33	N/A	2.08	0.99	N/A	N/A	N/A	N/A
U.S. Mortgages	0.76	N/A	N/A	0.40	N/A	0.35	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs U.S. Mortgages, Goldman Sachs Investment Grade Credit, Goldman Sachs High Yield, Goldman Sachs Emerging Markets Debt and Goldman Sachs Local Emerging Markets Debt Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2009 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates; (b) the Funds’ investment performance; (c) the Funds’ management fee arrangements; (d) the Investment Adviser’s undertakings to reimburse certain fees and expenses of the Funds that exceed specified levels and the estimated annualized savings realized by the Funds from those undertakings; (e) potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreement; (f) the relative expense levels of the Funds as compared to those of comparable funds; (g) data relating to the Investment Adviser’s profitability with respect to the Trust and each of the Funds (with the exception of the Local Emerging Markets Debt Fund, which commenced operations in 2008); (h) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (i) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Funds; (j) recently proposed changes to the expense cap arrangements, and proposed amendments to the management fee schedules to further reduce the fee rates charged on assets above specified levels; (k) capacity issues relating to the Funds; (l) information on the advisory fees charged to institutional accounts by the Investment Adviser; (m) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (n) the current pricing and profitability of the Funds’ transfer agent; and (o) the nature and quality of the services provided by the Funds’ unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management team; (c) the groups within the Investment Adviser that support the portfolio management team, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Funds; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (i) portfolio trading related issues; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and each Fund (with the exception of the Local Emerging Markets Debt Fund), and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time and existing and proposed breakpoints in the fee rates payable under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, sales and redemptions, and the payment of Rule 12b-1 distribution and

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and administration fees by the High Yield Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; portfolio manager compensation, the alignment of the interests of the Funds and the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe and discussed the broad range of other investment choices that are available to Fund investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund (with the exception of the Local Emerging Markets Debt Fund, which commenced operations in 2008) to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. This information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2007, to the extent that each Fund had been in existence for those periods. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, credit and duration parameters, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees noted that the Local Emerging Markets Debt Fund commenced operations in 2008 and had provided a satisfactory level of performance to investors in light of its investment policies and prevailing market conditions. The Trustees believed that each of the other Funds had provided investment performance within a competitive range for long-term investors, and that the Investment Adviser’s continued management would benefit each Fund and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations), comparing each Fund’s expenses to the category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer groups and peer group medians. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of its management fees payable by the U.S. Mortgages and Investment Grade Credit Funds. They also considered comparative fee information for services provided by the Investment Adviser to institutional accounts and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds (with the exception of the Local Emerging Markets Debt Fund, which commenced operations in 2008). In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and each Fund (with the exception of the Local Emerging Markets Debt Fund) were provided for 2007 and 2006, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentages of the average daily net assets of the Funds:

	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion

Emerging Markets Debt	0.80%	0.80%	0.72%	0.68%	0.67%
High Yield	0.70%	0.70%	0.63%	0.60%	0.59%
Investment Grade Credit	0.40%	0.36%	0.34%	0.33%	0.32%
Local Emerging Markets Debt	0.90%	0.90%	0.81%	0.77%	0.75%
U.S. Mortgages	0.40%	0.36%	0.34%	0.33%	0.32%

The breakpoints at the $5 and $8 billion asset levels were considered by the Independent Trustees at the May Committee meeting and were approved by the Trustees at the Annual Contract Meeting. These additional breakpoints had been proposed by the Investment Adviser to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the information provided by the Investment Adviser relating to the costs of

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds; and the Investment Adviser’s voluntary undertakings to limit fees and “other expenses” to certain amounts. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; and (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds.

Other Benefits to the Funds and Their Shareholders
The Independent Trustees also noted that the Funds receive certain other benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing and pricing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2009.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $758 billion in assets under management as of September 30, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
▪■ Enhanced Income Fund
▪■ Ultra-Short Duration
Government Fund
▪■ Short Duration Government
Fund
▪■ Short Duration Tax-Free Fund
▪■ California AMT-Free
Municipal Fund
▪■ New York AMT-Free
Municipal Fund
▪■ Municipal Income Fund
▪■ Government Income Fund
▪■ Inflation Protected Securities
Fund
▪■ U.S. Mortgages Fund
▪■ Core Fixed Income Fund
▪■ Core Plus Fixed Income Fund
▪■ Investment Grade Credit Fund
▪■ Global Income Fund
▪■ High Yield Municipal Fund
▪■ High Yield Fund
▪■ Emerging Markets Debt Fund
▪■ Local Emerging Markets
Debt Fund

Domestic Equity
▪■ Balanced Fund
▪■ Growth and Income Fund
▪■ Structured Large Cap Value Fund
▪■ Large Cap Value Fund
▪■ Structured U.S. Equity Fund
▪■ Structured U.S. Equity Flex Fund
▪■ Structured Large Cap Growth Fund
▪■ Capital Growth Fund
▪■ Strategic Growth Fund
▪■ All Cap Growth Fund
▪■ Concentrated Growth Fund
▪■ Tollkeeper FundSM
▪■ Mid Cap Value Fund
▪■ Growth Opportunities Fund
▪■ Small/Mid Cap Growth Fund
▪■ Structured Small Cap Equity Fund
▪■ Structured Small Cap Value Fund
▪■ Structured Small Cap Growth Fund
▪■ Small Cap Value Fund

Fund of Funds[2]▪■ Asset Allocation Portfolios
▪■ Income Strategies Portfolio
▪■ Satellite Strategies Portfolio
▪■ Enhanced Dividend Global Equity
Portfolio
▪■ Tax-Advantaged Global Equity
Portfolio

Retirement Strategies[2]
International Equity
▪■ Structured International Equity Fund
▪■ Structured International Equity
Flex Fund
▪■ Strategic International Equity Fund
▪■ Concentrated International Equity Fund
▪■ Structured International Small Cap Fund
▪■ International Small Cap Fund
▪■ Asia Equity Fund
▪■ Structured Emerging Markets
Equity Fund
▪■ Emerging Markets Equity Fund
▪■ Concentrated Emerging Markets
Equity Fund
▪■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]▪■ U.S. Equity Dividend and Premium Fund
▪■ International Equity Dividend and
Premium Fund
▪■ Structured Tax-Managed Equity Fund
▪■ Structured International Tax-Managed
Equity Fund
▪■ Real Estate Securities Fund
▪■ International Real Estate Securities Fund
▪■ Commodity Strategy Fund
▪■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ending June 30, 2008 will be available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (”SEC”) Web site at http://www.sec.gov.

The Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Q, when available, may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Copyright 2008 Goldman, Sachs & Co.  All rights reserved.  08-8676.MF.TMPL SSTFISAR / 89.7K / 10-08

ITEM 2.	CODE OF ETHICS.

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 5, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	December 5, 2008